Exhibit 4.1

================================================================================


                    RENAISSANCE HOME EQUITY LOAN TRUST 2005-1

                                     Issuer



                       HSBC BANK USA, NATIONAL ASSOCIATION

                                Indenture Trustee

                                       and



                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                            Securities Administrator



                          -----------------------------

                                    INDENTURE

                           Dated as of March 31, 2005

                          -----------------------------

               HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 2005-1

                                ----------------


================================================================================

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.   Definitions....................................................2
Section 1.02.   Incorporation by Reference of Trust Indenture Act..............2
Section 1.03.   Rules of Construction..........................................2

                                   ARTICLE II

                         ORIGINAL ISSUANCE OF THE NOTES

Section 2.01.   Form...........................................................4
Section 2.02.   Execution, Authentication and Delivery.........................4
Section 2.03.   Acceptance of Mortgage Loans by Indenture Trustee..............5
Section 2.04.   Acceptance of Class AF-1 Interest Rate Cap Agreement and
                the Class N Interest Rate Cap Agreement by Indenture
                Trustee........................................................6

                                   ARTICLE III

                                    COVENANTS

Section 3.01.   Collection of Payments with respect to the Mortgage Loans;
                Investment of Accounts.........................................8
Section 3.02.   Maintenance of Office or Agency................................9
Section 3.03.   Money for Payments To Be Held in Trust; Paying Agent...........9
Section 3.04.   Existence.....................................................11
Section 3.05.   Payment of Principal and Interest.............................11
Section 3.06.   Protection of Collateral......................................15
Section 3.07.   Opinions as to Collateral.....................................16
Section 3.08.   Performance of Obligations....................................16
Section 3.09.   Negative Covenants............................................17
Section 3.10.   [Reserved.]...................................................18
Section 3.11.   [Reserved.]...................................................18
Section 3.12.   Representations and Warranties Concerning
                the Mortgage Loans............................................18
Section 3.13.   Amendments to Servicing Agreement.............................18
Section 3.14.   Servicer as Agent and Bailee of the Indenture Trustee.........18
Section 3.15.   Investment Company Act........................................18
Section 3.16.   Issuer May Consolidate, etc...................................18
Section 3.17.   Successor or Transferee.......................................20
Section 3.18.   No Other Business.............................................21
Section 3.19.   No Borrowing..................................................21
Section 3.20.   Guarantees, Loans, Advances and Other Liabilities.............21
Section 3.21.   Capital Expenditures..........................................21


                                       i
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Section 3.22.   Reserved......................................................21
Section 3.23.   Restricted Payments...........................................21
Section 3.24.   Notice of Events of Default...................................21
Section 3.25.   Further Instruments and Acts..................................21
Section 3.26.   Statements to Noteholders.....................................22
Section 3.27.   [Reserved]....................................................22
Section 3.28.   Certain Representations Regarding the Trust...................22
Section 3.29.   Allocation of Realized Losses.................................23
Section 3.30.   The Class AF-1 Interest Rate Cap Agreement....................23
Section 3.31.   The Class N Interest Rate Cap Agreement.......................24

                                   ARTICLE IV

               THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.01.   The Notes.....................................................26
Section 4.02.   Registration of and Limitations on Transfer and
                Exchange of Notes; Appointment of Note Registrar and
                Certificate...................................................26
Section 4.03.   Mutilated, Destroyed, Lost or Stolen Notes....................27
Section 4.04.   Persons Deemed Owners.........................................28
Section 4.05.   Cancellation..................................................28
Section 4.06.   Book-Entry Notes..............................................28
Section 4.07.   Notices to Depository.........................................30
Section 4.08.   Definitive Notes..............................................30
Section 4.09.   Tax Treatment.................................................30
Section 4.10.   Satisfaction and Discharge of Indenture.......................30
Section 4.11.   Application of Trust Money....................................32
Section 4.12.   Derivative Contracts for Benefit of the Certificates..........32
Section 4.13.   Repayment of Monies Held by Paying Agent......................32
Section 4.14.   Temporary Notes...............................................32
Section 4.15.   Representation Regarding ERISA................................32
Section 4.16.   Transfer Restrictions for Class N Notes.......................33

                                    ARTICLE V

                              DEFAULT AND REMEDIES

Section 5.01.   Events of Default.............................................38
Section 5.02.   Acceleration of Maturity; Rescission and Annulment............38
Section 5.03.   Collection of Indebtedness and Suits for
                Enforcement by Indenture Trustee..............................39
Section 5.04.   Remedies; Priorities..........................................41
Section 5.05.   Optional Preservation of the Collateral.......................42
Section 5.06.   Limitation of Suits...........................................42
Section 5.07.   Unconditional Rights of Noteholders
                To Receive Principal and Interest.............................43
Section 5.08.   Restoration of Rights and Remedies............................43
Section 5.09.   Rights and Remedies Cumulative................................43
Section 5.10.   Delay or Omission Not a Waiver................................43


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Section 5.11.   Control By Noteholders........................................44
Section 5.12.   Waiver of Past Defaults.......................................44
Section 5.13.   Undertaking for Costs.........................................44
Section 5.14.   Waiver of Stay or Extension Laws..............................45
Section 5.15.   Sale of Trust.................................................45
Section 5.16.   Action on Notes...............................................46
Section 5.17.   Performance and Enforcement of Certain Obligations............47

                                   ARTICLE VI

             THE INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 6.01.   Duties of Indenture Trustee and the
                Securities Administrator......................................48
Section 6.02.   Rights of Indenture Trustee and Securities Administrator......49
Section 6.03.   Individual Rights of Indenture Trustee and
                Securities Administrator......................................50
Section 6.04.   Indenture Trustee's and Securities
                Administrator's Disclaimer....................................50
Section 6.05.   Notice of Event of Default....................................50
Section 6.06.   Reports by Securities Administrator to
                Holders and Tax Administration................................50
Section 6.07.   Compensation and Indemnity....................................51
Section 6.08.   Replacement of Indenture Trustee or
                Securities Administrator......................................52
Section 6.09.   Successor Indenture Trustee or
                Securities Administrator by Merger............................53
Section 6.10.   Appointment of Co-Indenture Trustee or
                Separate Indenture Trustee....................................53
Section 6.11.   Eligibility; Disqualification.................................54
Section 6.12.   Preferential Collection of Claims Against Issuer..............55
Section 6.13.   Representations and Warranties................................55
Section 6.14.   Directions to Indenture Trustee and
                Securities Administrator......................................55
Section 6.15.   The Agents....................................................55

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.   Issuer To Furnish Securities Administrator Names and
                Addresses of Noteholders......................................56
Section 7.02.   Preservation of Information; Communications to
                Noteholders...................................................56
Section 7.03.   Reports of Issuer.............................................56
Section 7.04.   Reports by Securities Administrator...........................57
Section 7.05.   Statements to Noteholders.....................................57

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01.   Collection of Money...........................................60
Section 8.02.   Trust Accounts................................................60
Section 8.03.   Officer's Certificate.........................................60
Section 8.04.   Termination Upon Payment to Noteholders.......................60


                                      iii
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Section 8.05.   Release of Collateral.........................................61
Section 8.06.   Surrender of Notes Upon Final Payment.........................61
Section 8.07.   Optional Redemption of the Notes..............................61

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 9.01.   Supplemental Indentures Without Consent of Noteholders........63
Section 9.02.   Supplemental Indentures With Consent of Noteholders...........64
Section 9.03.   Execution of Supplemental Indentures..........................66
Section 9.04.   Effect of Supplemental Indenture..............................66
Section 9.05.   Conformity with Trust Indenture Act...........................66
Section 9.06.   Reference in Notes to Supplemental Indentures.................66

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.01.  Compliance Certificates and Opinions, etc.....................67
Section 10.02.  Form of Documents Delivered to Indenture Trustee..............68
Section 10.03.  Acts of Noteholders...........................................69
Section 10.04.  Notices etc., to Indenture Trustee,
                Securities Administrator, Issuer and Rating Agencies..........70
Section 10.05.  Notices to Noteholders; Waiver................................70
Section 10.06.  Conflict with Trust Indenture Act.............................71
Section 10.07.  Effect of Headings............................................71
Section 10.08.  Successors and Assigns........................................71
Section 10.09.  Separability..................................................71
Section 10.10.  [Reserved.]...................................................71
Section 10.11.  Legal Holidays................................................71
Section 10.12.  GOVERNING LAW.................................................71
Section 10.13.  Counterparts..................................................72
Section 10.14.  Recording of Indenture........................................72
Section 10.15.  Issuer Obligation.............................................72
Section 10.16.  No Petition...................................................72
Section 10.17.  Inspection....................................................72
Section 10.18.  No Recourse to Owner Trustee..................................73
Section 10.19.  Proofs of Claim...............................................73


                                       iv
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EXHIBITS

Exhibit A         Forms of Offered Notes and Class N Notes
Exhibit B         Mortgage Loan Schedule
Exhibit C-1       Form of Initial Certification
Exhibit C-2       Form of Final Certification
Exhibit D-1       Class AF-1 Interest Rate Cap Agreement
Exhibit D-2       Class N Interest Rate Cap Agreement
Exhibit E         Form of Custodial Agreement
Exhibit F-1       Form of Transferor Certificate for Transfers of Class N Notes
Exhibit F-2       Form of Transferee Certificate for Transfers of the Class N
                  Notes (Including ERISA Certification)
Exhibit G-1       Form of Transfer Certificate for Transfer from Restricted
                  Global Security to Regulation S Global Security
Exhibit G-2       Form of Transfer Certificate for Transfer from Regulation S
                  Global Security to Restricted Global Security

Appendix A        Definitions


                                       v
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                  This Indenture, dated as of March 31, 2005, is entered into among Renaissance Home Equity Loan Trust 2005-1, a Delaware statutory trust, as Issuer (the "Issuer"), HSBC Bank USA, National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee") and Wells Fargo Bank, N.A., a national banking association, as Securities Administrator (the "Securities Administrator").

                                WITNESSETH THAT:

                  Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Home Equity Loan Asset-Backed Notes, Series 2005-1 (the "Notes").

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to whether now existing or hereafter created by (a) the Mortgage Loans, Eligible Substitute Mortgage Loans and the proceeds thereof and all rights under the Related Documents; (b) all funds on deposit from time to time in the Collection Account allocable to the Mortgage Loans excluding any investment income from such funds; (c) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; (d) all rights under (i) the Mortgage Loan Sale and Contribution Agreement as assigned to the Issuer, (ii) the Servicing Agreement, (iii) any title, hazard and primary insurance policies with respect to the Mortgaged Properties and (iv) the rights with respect to the Class AF-1 Interest Rate Cap Agreement and the Class N Interest Rate Cap Agreement and (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

                  The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                  The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                   ARTICLE I

                                   DEFINITIONS

                  Section 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                  Section 1.02. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules and have the meanings assigned to them by such definitions.

                  Section 1.03. RULES OF CONSTRUCTION. Unless the context otherwise requires:

                  (i)      a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii)    "or" is not exclusive;

                  (iv)     "including" means including without limitation;

                  (v) words in the singular include the plural and words in the plural include the singular; and

                  (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                         ORIGINAL ISSUANCE OF THE NOTES

                  Section 2.01. FORM. The Notes, together with the Securities Administrator's certificate of authentication, shall be in substantially the form set forth in Exhibit A to this Indenture, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

                  The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

                  The terms of the Notes set forth in Exhibit A to this Indenture are part of the terms of this Indenture. To the extent the Notes and the terms of the Indenture are inconsistent, the terms of the Indenture shall control.

Section 2.02. EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  The Securities Administrator shall upon Issuer Request authenticate and deliver the Notes for original issue in an aggregate initial principal amount of $759,075,000. The Notes shall have the following Initial Note Balances:

                      Class AV-1                  $  91,200,000
                      Class AV-2                  $  36,100,000
                      Class AV-3                  $  47,700,000
                      Class AF-1                  $ 162,200,000
                      Class AF-2                  $  91,100,000
                      Class AF-3                  $  63,700,000
                      Class AF-4                  $  37,800,000
                      Class AF-5                  $  25,825,000
                      Class AF-6                  $  57,500,000
                      Class M-1                   $  24,000,000
                      Class M-2                   $  20,625,000
                      Class M-3                   $  14,250,000
                      Class M-4                   $  11,625,000
                      Class M-5                   $  11,250,000
                      Class M-6                   $  10,875,000
                      Class M-7                   $   7,500,000
                      Class M-8                   $   6,375,000
                      Class M-9                   $   9,000,000
                       Class N                    $  30,450,000

                  Each of the Notes shall be dated the date of its authentication. The Notes shall be issuable as registered Notes and the Notes shall be issuable in the minimum initial Note Balances of $25,000 and in integral multiples of $1 in excess thereof.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Securities Administrator by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  Section 2.03. ACCEPTANCE OF MORTGAGE LOANS BY INDENTURE
TRUSTEE.

                  (a) The Indenture Trustee acknowledges receipt of, subject to the exceptions it notes pursuant to the procedures described below, the documents (or certified copies thereof) referred to in Section 2.1(b) of the Mortgage Loan Sale and Contribution Agreement, and declares that it or the Custodian holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Notes.

                  On the Closing Date or no later than the 45th day following the Closing Date, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall certify to the Seller, the Depositor and the Servicer (and the Indenture Trustee if the Custodian is so certifying) that it has reviewed each Mortgage File and that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the certification in the form annexed hereto as Exhibit C-1 as not covered by such certification), (i) all documents constituting part of such Mortgage File required to be delivered to it pursuant to paragraphs (i) - (v) and (vii) of Section 2.1(b) of the Mortgage Loan Sale and Contribution Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule which corresponds to items
(ii) and (iii) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. If within such 45-day period the Indenture Trustee or the Custodian on behalf of the Indenture Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in said Mortgage Loan Schedule or, if in the course of its review, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee determines that such Mortgage File is otherwise defective in any material respect, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall promptly upon the conclusion of its review notify the Seller in the form of an exception report and the Seller shall have a period of ninety (90) days after such notice within which to correct or cure any such defect.

                  On the 360th day following the Closing Date, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall deliver to the Seller and the Servicer an exception report showing the documents outstanding pursuant to Section 2.1(b) of the Mortgage Loan Sale and Contribution Agreement along with a final certification annexed hereto as Exhibit C-2 updated from the previous certification issued in the form of Exhibit C-1. The Indenture

Trustee or the Custodian on behalf of the Indenture Trustee shall also maintain records adequate to determine the date on which any document required to be delivered to it after such 360th day following the Closing Date must be delivered to it, and on each such date, the Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall review the related Mortgage File to determine whether such document has, in fact, been delivered. After the delivery of the final certification, a form of which is attached hereto as Exhibit C-2,
(i) the Indenture Trustee or the Custodian on behalf of the Indenture Trustee shall provide to the Servicer and the Seller (and to the Indenture Trustee if delivered by the Custodian), no less frequently than monthly, updated exception reports showing the documents outstanding pursuant to Section 2.1(b) of the Mortgage Loan Sale and Contribution Agreement until all such exceptions have been eliminated and (ii) the Seller shall provide to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee and the Servicer, no less frequently than monthly, updated certifications indicating the then current status of exceptions until all such exceptions have been eliminated; PROVIDED that the delivery of the final certification shall not act as a waiver of any of the rights the Noteholders may have with respect to such exceptions, and all rights are reserved with respect thereto.

                  Neither the Indenture Trustee nor the Custodian makes any representations as to and shall not be responsible to verify (i) the validity, sufficiency, legality, due authorization, recordation or genuineness of any document or (ii) the collectability, insurability or effectiveness of any of the Mortgage Loans.

                  (b) Neither the Indenture Trustee nor the Custodian on behalf of the Indenture Trustee shall have any responsibility for reviewing any Mortgage File except as expressly provided in Section 2.02. Without limiting the effect of the preceding sentence, in reviewing any Mortgage File pursuant to such subsection, neither the Indenture Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded, but shall not be required to determine whether any Person executing any document is authorized to do so or whether any signature thereon is genuine.

                  Section 2.04. ACCEPTANCE OF CLASS AF-1 INTEREST RATE CAP AGREEMENT AND THE CLASS N INTEREST RATE CAP AGREEMENT BY INDENTURE Trustee. The Issuer hereby directs the Indenture Trustee to execute and the Securities Administrator (on behalf of the Indenture Trustee) to deliver and perform the Indenture Trustee's obligations under the Class AF-1 Interest Rate Cap Agreement and the Class N Interest Rate Cap Agreement on the Closing Date and thereafter on behalf of the Holders of the Class AF-1 Notes or the Class N Notes. The Issuer and the Holders of the Class AF-1 Notes and the Class N Notes by their acceptance of such Notes acknowledge and agree that the Indenture Trustee shall execute and the Securities Administrator (on behalf of the Indenture Trustee) shall deliver and perform the Indenture Trustee's obligations under the Class AF-1 Interest Rate Cap Agreement and the Class N Interest Rate Cap Agreement and shall do so solely in its capacity as Indenture Trustee or Securities Administrator, as applicable, and not in its respective individual capacity.

                  The Indenture Trustee acknowledges receipt of the Class AF-1 Interest Rate Cap Agreement and the Class N Interest Rate Cap Agreement and declares that it holds and will continue to hold these documents and any amendments, replacements or supplements thereto and all other assets of the Trust as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Class AF-1 Notes and the Class N Notes. Every provision of this Indenture affording protection to the Indenture Trustee shall apply to the Indenture Trustee's execution of the Class AF-1 Interest Rate Cap Agreement and the Class N Interest Rate Cap Agreement and the performance of its duties and satisfaction of its obligations thereunder.

                                  ARTICLE III

                                    COVENANTS

                  Section 3.01. COLLECTION OF PAYMENTS WITH RESPECT TO THE MORTGAGE LOANS; INVESTMENT OF ACCOUNTS.

                  (a) The Securities Administrator shall establish with itself, a separate account (the "Payment Account") titled "HSBC Bank USA, National Association, as Indenture Trustee, in trust for the registered holders of Renaissance Home Equity Loan Trust 2005-1 Home Equity Loan Asset-Backed Notes, Series 2005-1." The Payment Account shall be an Eligible Account. The Securities Administrator shall deposit any amounts representing payments on and any collections in respect of the Mortgage Loans received by it immediately following receipt thereof, including, without limitation, all amounts withdrawn by the Servicer from the Collection Account pursuant to Section 3.03 of the Servicing Agreement for deposit to the Payment Account. Amounts on deposit in the Payment Account may be invested in Eligible Investments pursuant to Section 3.01(b). In addition, the Securities Administrator shall deposit the Initial Deposit in the Payment Account on the Closing Date. Immediately prior to each Payment Date, the Securities Administrator shall withdraw from the Payment Account and pay to the Master Servicer an amount equal to the Master Servicing Fee for such Payment Date and any unreimbursed Monthly Advances made by the Master Servicer. The Securities Administrator shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in
Section 3.05 herein from monies on deposit in the Payment Account.

                  (b) Consistent with any requirements of the Code, all or a portion of any Account held by the Securities Administrator shall be invested and reinvested by the Securities Administrator (in the case of the Payment Account) or as directed in writing by the Servicer (in the case of the Collection Account) or the Seller (in the case of any other Account) (the applicable Person, the "Directing Party"), in one or more Eligible Investments bearing interest or sold at a discount. If the applicable Directing Party does not provide investment directions, or if the Directing Party is the Servicer and a Servicer Event of Default shall have occurred and be continuing, the Securities Administrator shall invest all Accounts in Eligible Investments described in paragraph (vi) of the definition of Eligible Investments. No such investment in any Account shall mature later than the Business Day immediately preceding the next Payment Date (except that for any such Account other than the Payment Account (i) if such Eligible Investment is an obligation of the Securities Administrator or a money market fund for which the Securities Administrator or any Affiliate is the manager or the advisor, then such Eligible Investment shall mature not later than such Payment Date and (ii) any other date may be approved by the Rating Agencies).

                  (c) If any amounts are needed for disbursement from any Account held by the Securities Administrator and sufficient uninvested funds are not available to make such disbursement, the Securities Administrator shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Securities Administrator shall not be liable for any investment loss or other charge resulting therefrom unless the Securities Administrator's failure to perform in accordance with this Section 3.01(c) is the cause of such loss or charge.

                  (d) The Securities Administrator shall not in any way be held liable by reason of any insufficiency in any Account held by the Securities Administrator resulting from any investment loss on any Eligible Investment included therein (except to the extent that the Securities Administrator is the obligor and has defaulted thereon or as provided in subsection (c) of this
Section 3.01).

                  (e) The Securities Administrator shall invest and reinvest funds in the Accounts held by the Securities Administrator, to the fullest extent practicable, in such manner as the applicable Directing Party shall from time to time direct as set forth in Section 3.01(b), but only in one or more Eligible Investments.

                  (f) So long as no Servicer Event of Default shall have occurred and be continuing, all net income and gain realized from investment of, and all earnings on, funds deposited in the Collection Account shall be for the benefit of the Servicer as Servicing Compensation (in addition to the Servicing
Fee), and shall be subject to withdrawal on or before the first Business Day of the month following the month in which such income or gain is received. The Servicer shall deposit in the Collection Account, the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss, without any right to reimbursement therefore from its own funds.

                  (g) All net income and gain realized from investment of, and all earnings on, funds deposited in the Collection Account shall be for the benefit of the Servicer for the period from the date of deposit to the Deposit Date, as Servicing Compensation in addition to the Servicing Fee. All net income and gain realized from investment of, and all earnings on, funds deposited in the Payment Account shall be for the benefit of the Securities Administrator for the period from the Deposit Date to the Payment Date, as compensation. Any such income shall be subject to withdrawal on or before the first Business Day of the month following the month in which such income or gain is received. The Securities Administrator, as applicable, shall deposit in the Payment Account from its own funds the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon payable to Securities Administrator immediately upon the realization of such loss, without any right to reimbursement therefor.

                  Section 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Issuer 0 will maintain an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Securities Administrator to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders may be made at the office designated by the Securities Administrator for such purpose.

                  Section 3.03. MONEY FOR PAYMENTS TO BE HELD IN TRUST; PAYING AGENT. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Securities Administrator or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Securities Administrator as its Paying Agent.

                  The Securities Administrator will cause each Paying Agent other than the Securities Administrator to execute and deliver to the Securities Administrator an instrument in which such Paying Agent shall agree with the Securities Administrator (and if the Securities Administrator acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Securities Administrator notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any default described in (ii) above, upon the written request of the Securities Administrator, forthwith pay to the Securities Administrator all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as Paying Agent and forthwith pay to the Securities Administrator all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                  (vi) not commence a bankruptcy proceeding against the Issuer in connection with this Indenture.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Securities Administrator all sums held in trust by such Paying Agent, such sums to be held by the Securities Administrator upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Securities Administrator, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to escheat of funds, any money held by the Securities Administrator or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Securities Administrator or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Securities Administrator or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper published in the English language, notice that such money remains unclaimed and that, after a date specified therein which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Securities Administrator may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Securities Administrator or of any Paying Agent, at the last address of record for each such Holder).

                  Section 3.04. EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust.

                  Section 3.05. PAYMENT OF PRINCIPAL AND INTEREST.

                  (a) On each Payment Date from amounts on deposit in the Payment Account in accordance with Section 8.02 hereof, the Securities Administrator shall pay to the Persons specified below, to the extent provided therein, the Available Funds for such Payment Date.

                  (b) On each Payment Date the Securities Administrator shall withdraw from the Payment Account the Available Funds (other than amounts paid under the Class N Interest Rate Cap Agreement) and apply such amount in the following order of priority, in each case, to the extent of the funds remaining:

                  (i) With respect to funds in the Payment Account received with respect to the Group I Mortgage Loans

                  (1) Concurrently, to each Class of Group I Notes, PRO RATA based on amounts due, the related Class Interest Payment for the applicable Payment Date.

                  (2) For payment pursuant to Section 3.05(b)(iii) below, any remaining amounts.

                  (ii) With respect to funds in the Payment Account received with respect to the Group II Mortgage Loans

                  (1) Concurrently, to each Class of Group II Notes, PRO RATA based on amounts due, the related Class Interest Payment for the applicable Payment Date.

                  (2) For payment pursuant to Section 3.05(b)(iii) below, any remaining amounts.

                  (iii) With respect to any remaining funds in the Payment Account after payments made pursuant to Sections 3.05(b)(i) and 3.05(b)(ii) above

                  (1) Concurrently, to the Senior Notes, to the extent not paid pursuant to Sections 3.05(b)(i) and 3.05(b)(ii) above on the applicable Payment Date, PRO RATA based on amounts due, the related Class Interest Payment for the applicable Payment Date.

                  (2) Sequentially, first to the Class M-1 Notes, second to the Class M-2 Notes, third to the Class M-3 Notes, fourth to the Class M-4 Notes, fifth to the Class M-5 Notes, sixth to the Class M-6 Notes, seventh to the Class M-7 Notes, eighth to the Class M-8 Notes and ninth to the Class M-9 Notes, the related Class Monthly Interest Amount for the applicable Payment Date.

                  (3) To the Senior Notes, the Senior Principal Payment Amount for the applicable Payment Date, excluding any Subordination Increase Amount included in that amount, concurrently as follows:

                           (a) To the Group I Notes, the Group I Principal Payment Amount, sequentially, to the Class AV-1, Class AV-2 and Class AV-3 Notes, in that order, until the respective Class Note Balances of such Classes have been reduced to zero; provided, however, on any Payment Date on which the aggregate Note Balance of the Mezzanine Notes has been reduced to zero, principal payments to the Group I Notes will be made on a PRO rata basis based on the Class Note Balance of each such Class; and

                           (b) To the Group II Notes, the Group II Principal Payment Amount, sequentially, first to the Class AF-6 Notes, an amount equal to the Class AF-6 Lockout Payment Amount, and second, sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Notes, in that order, until the respective Class Note Balances of such Classes have been reduced to zero; provided, however, on any Payment Date on which the aggregate Note Balance of the Mezzanine Notes has been reduced to zero, principal payments to the Group II Notes will be made on a PRO RATA basis based on the Class Note Balance of each such Class.

                  (4) To the class M-1 Notes, the Class M-1 Principal Payment Amount for the applicable Payment Date, excluding any Subordination Increase Amount included in that amount.

                  (5) To the class M-2 Notes, the Class M-2 Principal Payment Amount for the applicable Payment Date, excluding any Subordination Increase Amount included in that amount.

                  (6) To the class M-3 Notes, the Class M-3 Principal Payment Amount for the applicable Payment Date, excluding any Subordination Increase Amount included in that amount.

                  (7) To the class M-4 Notes, the Class M-4 Principal Payment Amount for the applicable Payment Date, excluding any Subordination Increase Amount included in that amount.

                  (8) To the class M-5 Notes, the Class M-5 Principal Payment Amount for the applicable Payment Date, excluding any Subordination Increase Amount included in that amount.

                  (9) To the class M-6 Notes, the Class M-6 Principal Payment Amount for the applicable Payment Date, excluding any Subordination Increase Amount included in that amount.

                  (10) To the class M-7 Notes, the Class M-7 Principal Payment Amount for the applicable Payment Date, excluding any Subordination Increase Amount included in that amount.

                  (11) To the class M-8 Notes, the Class M-8 Principal Payment Amount for the applicable Payment Date, excluding any Subordination Increase Amount included in that amount.

                  (12) To the class M-9 Notes, the Class M-9 Principal Payment Amount for the applicable Payment Date, excluding any Subordination Increase Amount included in that amount.

                  (13) To the Offered Notes, the Subordination Increase Amount for the applicable Payment Date, allocated in the same order of priority set forth in clause (3) and clauses (4) through (12) of this Section 3.05(b)(iii).

                  (14) Sequentially, first to the Class M-1 Notes, second to the Class M-2 Notes, third to the Class M-3 Notes, fourth to the Class M-4 Notes, fifth to the Class M-5 Notes, sixth to the Class M-6 Notes, seventh to the Class M-7 Notes, eighth to the Class M-8 Notes and ninth to the Class M-9 Notes, (a) any related Class Interest Carryover Shortfall, then (b) any related Class Principal Carryover Shortfall and then (c) any interest accrued on any related Class Principal Carryover Shortfall.

                  (15) To the Class AV Notes and the Class AF-1 Notes in the order and priority described in Section 3.05(c), the related Basis Risk Shortfall Amount;

                  (16) to the Class N Notes, the Class N Interest Payment Amount for the related Interest Period;

                  (17) to the Class N Notes, the Class N Principal Payment Amount, if any, until such Note Balance is reduced to zero; and

                  (18) to the Owner Trustee, any fees, expenses and indemnities not otherwise paid and then, to the Holders of the Certificates, any remaining amounts.

                  On each Payment Date, the Class Interest Payment for each Class of Senior Notes in a Note Group will be paid on an equal priority within such Note Group.

                  On each Payment Date, all amounts representing (i) Prepayment Charges in respect of the Mortgage Loans received during the related Prepayment Period and (ii) amounts received by the Securities Administrator under the Class N Interest Rate Cap Agreement, shall be withdrawn from the Payment Account and paid by the Securities Administrator to the Holders of the Class N Notes and shall not be available for payment to the Holders of any Class of Offered Notes.

                  (c) On each Payment Date, after making the payments of the Available Funds as set forth above, the Securities Administrator will determine the amount of any Basis Risk Shortfalls with respect to the Offered Notes for such Payment Date and pay such amount in the following order of priority:

                  (i) first, to the Class AF-1 Notes, from amounts paid under the Class AF-1 Interest Rate Cap Agreement for such Payment Date, the related Basis Risk Shortfall Amount;

                  (ii) second, to the Holders of the Certificates, the excess of (x) amounts paid under the Class AF-1 Interest Rate Cap Agreement for such Payment Date and (y) amounts payable pursuant to clause (i) above;

                  (iii) third, to the Group I Notes and the Class AF-1 Notes, PRO RATA based on amounts due, the related Basis Risk Shortfall Amount (after payments to the Class AF-1 Notes pursuant to Section 3.05(c)(i) above);

                  (iv) fourth, to the Holders of the Certificates, any remaining amounts.

                  (d) The Securities Administrator shall make payments in respect of a Payment Date to each Noteholder of record on the related Record Date (other than as provided in Section 8.07 respecting the final payment), by check or money order mailed to such Noteholder at the address appearing in the Note Register, or, upon written request by a Holder of a Note delivered to the Securities Administrator at least five Business Days prior to the related Payment Date, by wire transfer or otherwise, or, if not, by check or money order to such Noteholder at the address appearing in the Note Register. Payments among Noteholders of a Class shall be made in proportion to the Percentage Interests evidenced by the Notes of such Class held by such Noteholders.

                  (e) Each payment with respect to a Book-Entry Note shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such payment to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payment to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. None of the Securities Administrator, the Indenture Trustee, the Note Registrar, the Paying Agent, the Depositor, the Servicer or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Indenture or applicable law.

                  (f) On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this Section 3.05 for the purpose of distributing such funds pursuant to the Trust Agreement.

                  (g) The principal of each Note shall be due and payable in full on the Final Stated Maturity Date for such Note as provided in the forms of Notes set forth in Exhibit A to this Indenture. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. The Indenture Trustee shall notify the Person in whose name a Notes is registered at the close of business on the Record Date preceding the Final Stated Maturity Date or other final Payment Date (including any final Payment Date resulting from any redemption pursuant to Section 8.07 hereof). Such notice shall to the extent practicable be mailed no later than five Business Days prior to such Final Stated Maturity Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Stated Maturity Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment. No interest shall accrue on the Notes on or after the Final Stated Maturity Date or any such other final Payment Date.

                  Section 3.06. Protection of Collateral.

                  (a) The Issuer will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii) cause the Issuer, the Servicer or the Master Servicer to enforce any of the rights to the Mortgage Loans; or

                  (iv) preserve and defend title to the Trust and the rights of the Indenture Trustee and the Noteholders in the Trust against the claims of all persons and parties.

                  (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered on the Closing Date pursuant to Section 3.07(a) hereof), or if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b) hereof, unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

                  The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.06 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

                  Section 3.07. OPINIONS AS TO COLLATERAL.

                  (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee, the Securities Administrator and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

                  (b) On or before April 15th in each calendar year, beginning in 2006, the Issuer shall furnish to the Indenture Trustee and the Securities Administrator an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and first priority security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until December 31st in the following calendar year.

                  Section 3.08. PERFORMANCE OF OBLIGATIONS.

                  The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Collateral.

                  The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

                  The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Collateral, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer or the Master Servicer is expressly permitted to take in the Servicing Agreement. The Indenture Trustee and the Securities Administrator may exercise the rights of the Issuer to direct the actions of the Servicer and/or the Master Servicer pursuant to the Servicing Agreement.

                  The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

                  Section 3.09. NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust, unless directed to do so by the Indenture Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust;

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust; or

                  (iv) waive or impair, or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Mortgage Loan Sale and Contribution Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

                  Section 3.10. [RESERVED.]

                  Section 3.11. [RESERVED.]

                  Section 3.12. REPRESENTATIONS AND WARRANTIES CONCERNING THE MORTGAGE LOANS. The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit of the representations and warranties made by the Seller and the Originator in the Mortgage Loan Sale and Contribution Agreement concerning the Seller and the Mortgage Loans to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If a Responsible Officer of the Indenture Trustee or the Securities Administrator has actual knowledge of any breach of any representation or warranty made by the Seller or the Originator in the Mortgage Loan Sale and Contribution Agreement, the Indenture Trustee or the Securities Administrator shall promptly notify the Seller or the Originator, as applicable, of such finding and the Seller's or the Originator's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

                  Section 3.13. AMENDMENTS TO SERVICING AGREEMENT. The Issuer covenants with the Indenture Trustee and the Securities Administrator that it will not enter into any amendment or supplement to the Servicing Agreement without the prior written consent of the Indenture Trustee and the Securities Administrator.

                  Section 3.14. SERVICER AS AGENT AND BAILEE OF THE INDENTURE TRUSTEE. Solely for purposes of perfection under Section 9-305 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuer, the Indenture Trustee and the Securities Administrator hereby acknowledge that the Servicer is acting as bailee of the Indenture Trustee in holding amounts on deposit in the Collection Account, as well as its bailee in holding any Related Documents released to the Servicer, and any other items constituting a part of the Trust which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such bailee arrangement, the Indenture Trustee, as a secured party of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the UCC of the state in which such property is held by the Servicer. Neither the Indenture Trustee nor the Securities Administrator shall be liable with respect to such documents, monies or items while in possession of the Servicer.

                  Section 3.15. INVESTMENT COMPANY ACT. The Issuer shall not become an "investment company" or be under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); PROVIDED, HOWEVER, that the Issuer shall be in compliance with this
Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

                  Section 3.16. ISSUER MAY CONSOLIDATE, ETC.

                  (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the

         United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Securities Administrator, in form reasonably satisfactory to the Indenture Trustee and the Securities Administrator, the due and punctual payment of the principal of and interest on all Notes, and all other amounts payable to the Indenture Trustee and the Securities Administrator, the payment to the Certificate Paying Agent of all amounts due to the Certificateholders, and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee and the Securities Administrator) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by the Seller, cause the Trust to be subject to an entity level tax for federal income tax purposes;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee and the Securities Administrator an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for or relating to such transaction have been complied with (including any filing required by the Exchange Act), and that such supplemental indenture is enforceable.

                  (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer, the conveyance or transfer of which is hereby restricted, shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Securities Administrator, in form satisfactory to the Indenture Trustee and the Securities Administrator, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein,
         (C) expressly
         agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer, the Indenture Trustee and the Securities Administrator against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee and the Securities Administrator) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by the Seller, cause the Trust to be subject to an entity level tax for federal income tax purposes;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee and the Securities Administrator an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
         Act).

                  Section 3.17. SUCCESSOR OR TRANSFEREE.

                  (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee and the Securities Administrator of such conveyance or transfer.

                  Section 3.18. NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

                  Section 3.19. NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes under this Indenture.

                  Section 3.20. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  Section 3.21. CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                  Section 3.22. RESERVED.

                  Section 3.23. RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, (x) distributions and payments to the Owner Trustee, the Indenture Trustee, the Securities Administrator, Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Trust Agreement and (y) payments to the Servicer or the Master Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

                  Section 3.24. NOTICE OF EVENTS OF DEFAULT. The Issuer shall give the Indenture Trustee, the Securities Administrator and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

                  Section 3.25. FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee or the Securities Administrator, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  Section 3.26. STATEMENTS TO NOTEHOLDERS. On each Payment Date, the Securities Administrator and the Certificate Registrar shall prepare and make available on the Securities Administrator's website, https://www.ctslink.com (or deliver at the recipient's option), to each

Noteholder and Certificateholder the most recent statement prepared by the Securities Administrator pursuant to Section 7.05 hereof.

                  Section 3.27. [RESERVED].

                  Section 3.28. CERTAIN REPRESENTATIONS REGARDING THE TRUST.

                  (a) With respect to that portion of the Collateral described in clauses (a) through (d) of the definition of Collateral, the Issuer represents to the Indenture Trustee and the Securities Administrator that:

                  (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

                  (ii) The Collateral constitutes "deposit accounts" or "instruments," as applicable, within the meaning of the applicable UCC.

                  (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

                  (iv) The Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of the Collateral.

                  (v) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

                  (vi) The Collateral is not in the name of any Person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the bank maintaining the Collateral to comply with instructions of any Person other than the Indenture Trustee.

                  (b) With respect to that portion of the Collateral described in clause (e), the Issuer represents to the Indenture Trustee and the Securities Administrator that:

                  (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

                  (ii) The Collateral constitutes "general intangibles" within the meaning of the applicable UCC.

                  (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

                  (iv) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

                  (c) With respect to any Collateral in which a security interest may be perfected by filing, the Issuer has not authorized the filing of, and is not aware of any financing statements against, the Issuer, that include a description of collateral covering such Collateral, other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

                  (d) The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in all Collateral granted to the Indenture Trustee hereunder in which a security interest may be perfected by filing and the Issuer will cause such security interest to be maintained. Any financing statement that is filed in connection with this Section 3.28 shall contain a statement that a purchase or security interest in any collateral described therein will violate the rights of the secured party named in such financing statement.

                  (e) The foregoing representations may not be waived and shall survive the issuance of the Notes.

                  Section 3.29. ALLOCATION OF REALIZED LOSSES.

                  (a) On each Payment Date, the Securities Administrator shall determine the total of the Applied Realized Loss Amounts for such Payment Date. The Applied Realized Loss Amount for any Payment Date shall be applied by reducing the Class Note Balance of each Class of Mezzanine Notes beginning with the Class of Mezzanine Notes then outstanding with the lowest relative payment priority, in each case until the respective Class Note Balance thereof is reduced to zero. Any Applied Realized Loss Amount allocated to a related Class of Mezzanine Notes shall be allocated among the Mezzanine Notes of such Class in proportion to their respective Percentage Interests.

                  (b) With respect to any Class of Mezzanine Notes to which an Applied Realized Loss Amount has been allocated (including any such Class for which the related Class Note Balance has been reduced to zero), the Class Note Balance of such Class will be increased up to the amount of Recoveries for such Payment Date, beginning with the Class of Mezzanine Notes with the highest relative payment priority, up to the amount of Applied Realized Loss Amounts previously allocated to reduce such Class Note Balance. Any increase to the Class Note Balance of a Class of Mezzanine Notes shall increase the Note Balance of the related Class PRO RATA in accordance with each Percentage Interest.

                  Section 3.30. THE CLASS AF-1 INTEREST RATE CAP AGREEMENT.

                  (a) The Securities Administrator shall deposit any amounts received with respect to the Class AF-1 Interest Rate Cap Agreement on an Interest Rate Cap Payment Date into the Payment Account.

                  (b) The Securities Administrator shall terminate the Cap Provider upon the occurrence of an event of default or termination event under the Class AF-1 Interest Rate Cap Agreement of which a Responsible Officer of the Securities Administrator has actual knowledge. In the event that the Class AF-1 Interest Rate Cap Agreement is cancelled or otherwise terminated for any reason (other than the exhaustion of the interest rate protection provided thereby), the Securities Administrator shall, at the direction of the Holders of not less than 50% of the aggregate Note Balance of the Class AF-1 Notes (or if the Class AF-1 Notes are not outstanding, the Certificates), and to the extent a replacement contract is available (from a counterparty designated by the Issuer and acceptable to the Holders of not less than 50% of the aggregate Note Balance of the Class AF-1 Notes (or if the Class AF-1 Notes are not outstanding, the Certificates)) execute a replacement contract comparable to the Class AF-1 Interest Rate Cap Agreement providing interest rate protection which is equal to the then-existing protection provided by the Class AF-1 Interest Rate Cap Agreement; provided, however, that the cost of any such replacement contract providing the same interest rate protection may be reduced to a level such that the cost of such replacement contract shall not exceed the amount of any early termination payment received from the Cap Provider.

                  (c) On any Payment Date prior to the Interest Rate Cap Termination Date, if the Class Note Balance of the Class AF-1 Notes equals zero (but not including the Payment Date on which such Class Note Balance is reduced to zero), all amounts received by the Securities Administrator with respect to the Class AF-1 Interest Rate Cap Agreement shall be distributed directly to the Certificateholders.

                  (d) Prior to the Interest Rate Cap Termination Date and upon the redemption of the Offered Notes, the Class AF-1 Interest Rate Cap Agreement shall be assigned to the Certificateholders.

                  Section 3.31. THE CLASS N INTEREST RATE CAP AGREEMENT.

                  (a) The Securities Administrator shall deposit any amounts received with respect to the Class N Interest Rate Cap Agreement on an Interest Rate Cap Payment Date into the Payment Account.

                  (b) The Securities Administrator shall terminate the Cap Provider upon the occurrence of an event of default or termination event under the Class N Interest Rate Cap Agreement of which a Responsible Officer of the Securities Administrator has actual knowledge. In the event that the Class N Interest Rate Cap Agreement is cancelled or otherwise terminated for any reason (other than the exhaustion of the interest rate protection provided thereby), the Securities Administrator shall, at the direction of the Holders of not less than 50% of the aggregate Note Balance of the Class N Notes (or if the Class N Notes are not outstanding, the Certificates), and to the extent a replacement contract is available (from a counterparty designated by the Issuer and acceptable to the Holders of not less than 50% of the aggregate Note Balance of the Class N Notes (or if the Class N Notes are not outstanding, the Certificates)) execute a replacement contract comparable to the Class N Interest Rate Cap Agreement providing interest rate protection which is equal to the then-existing protection provided by the Class N Interest Rate Cap Agreement; provided, however, that the cost of any such replacement contract providing the same interest rate protection may be reduced to a level such that the cost of such replacement contract shall not exceed the amount of any early termination payment received from the Cap Provider.

                  (c) On any Payment Date prior to the Interest Rate Cap Termination Date, if the Class Note Balance of the Class N Notes equals zero (but not including the Payment Date on which such Class Note Balance is reduced to zero), all amounts received by the Securities Administrator with respect to the Class N Interest Rate Cap Agreement shall be distributed directly to the Certificateholders.

                  (d) Prior to the Interest Rate Cap Termination Date and upon the redemption of the Class N Notes, the Class N Interest Rate Cap Agreement shall be assigned to the Certificateholders.

                                   ARTICLE IV

               THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

                  Section 4.01. THE NOTES. Each Class of Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes through the book-entry facilities of the Depository in minimum initial Note Balances of $25,000 and integral multiples of $1 in excess thereof.

                  The Securities Administrator may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Holders of the Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08 hereof, Beneficial Owners shall not be entitled to definitive notes for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Securities Administrator may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Securities Administrator, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

                  In the event the Depository Trust Company resigns or is removed as Depository, the Securities Administrator with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

                  The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Securities Administrator and delivered by the Securities Administrator to or upon the order of the Issuer.

                  Section 4.02. REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF NOTES; APPOINTMENT OF NOTE REGISTRAR AND CERTIFICATE.

                  The Securities Administrator shall cause to be kept at the Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

                  Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the

Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same Class and aggregate Percentage Interests.

                  Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor and in authorized initial Note Balances evidencing the same Class and aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Securities Administrator shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

                  The Issuer hereby appoints the Securities Administrator as (i) Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.05 of the Trust Agreement and (ii) Note Registrar under this Indenture. The Securities Administrator hereby accepts such appointments.

                  Section 4.03. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If
(i) any mutilated Note is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Securities Administrator such security or indemnity as may be required by it to hold the Issuer, the Indenture Trustee and the Securities Administrator harmless, then, in the absence of notice to the Issuer, the Note Registrar, the Indenture Trustee or the Securities Administrator that such Note has been acquired by a protected purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Securities Administrator shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Indenture Trustee or the Securities Administrator in connection therewith.

                  Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee and the Securities Administrator) connected therewith.

                  Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  Section 4.04. PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Securities Administrator, the Paying Agent and any agent of any of them may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee, the Securities Administrator the Paying Agent nor any agent of any of them shall be affected by notice to the contrary.

                  Section 4.05. CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Securities Administrator, be delivered to the Securities Administrator and shall be promptly cancelled by the Securities Administrator. The Issuer may at any time deliver to the Securities Administrator for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Securities Administrator. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Securities Administrator in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; PROVIDED, HOWEVER, that such Issuer Request is timely and the Notes have not been previously disposed of by the Securities Administrator.

                  Section 4.06. BOOK-ENTRY NOTES.

                  (a) The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. The Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. With respect to such Notes, unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                  (i) the provisions of this Section 4.06 shall be in full force and effect;

                  (ii) the Note Registrar, the Paying Agent, the Indenture Trustee and the Securities Administrator shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners of the Notes;

                  (iii)    to the extent that the provisions of this Section
         4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                  (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Note Balances of the Notes, the Depository shall be deemed to represent such percentage with respect to the Notes only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Securities Administrator.

                  (b) The Class N Notes offered and sold in reliance on the exemption from registration under Rule 144A shall be issued initially in the form of one or more permanent global Notes in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A added to the forms of such Class N Notes (each, a "Restricted Global Security"), which shall be deposited on behalf of the subscribers for such Class N Notes represented thereby with the Securities Administrator as custodian for the Depository and registered in the name of a nominee of the Depository, duly executed by the Issuer and authenticated by the Securities Administrator as hereinafter provided. The aggregate Note Balance of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Securities Administrator or the Depository or its nominee, as the case may be, as hereinafter provided.

                  (c) The Class N Notes sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Notes in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A hereto added to the forms of such Class N Notes (each, a "Regulation S Global Security"), which shall be deposited on behalf of the subscribers for such Class N Notes represented thereby with the Securities Administrator as custodian for the Depository, duly executed by the Issuer and authenticated by the Securities Administrator as hereinafter provided. The aggregate Note Balance of the Regulation S Global Securities may from time to time be increased or decreased by adjustments made on the records of the Securities Administrator or the Depository or its nominee, as the case may be, as hereinafter provided.

                  Section 4.07. NOTICES TO DEPOSITORY. Whenever a notice or other communication to the Note Holders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Securities Administrator shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

                  Section 4.08. DEFINITIVE NOTES. If (i) the Securities Administrator determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Securities Administrator is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default, Beneficial Owners of Notes representing beneficial interests aggregating at least a majority of the Note Balance of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Securities Administrator of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Securities Administrator of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Securities Administrator shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar, the Indenture Trustee or the Securities Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Securities Administrator shall recognize the Holders of the Definitive Notes as Noteholders.

                  Section 4.09. TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. The Issuer, the Indenture Trustee and the Securities Administrator (in accordance with Section 6.06 hereof), by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

                  Section 4.10. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of

Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.17, 3.19 and 3.20, (v) the rights, obligations and immunities of the Indenture Trustee and the Securities Administrator hereunder (including the rights of the Indenture Trustee and the Securities Administrator under Section 6.07 and the obligations of the Indenture Trustee and the Securities Administrator under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall release and deliver the Collateral to or upon the order of the Issuer, when

                  (A)      either

                  (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Securities Administrator for cancellation; or

                  (2) all Notes not theretofore delivered to the Securities Administrator for cancellation (a) have become due and payable, (b) will become due and payable at the Final Stated Maturity Date within one year, or (c) have been called for early redemption pursuant to
         Section 8.07 hereof, and the Issuer, in the case of (a) or (b) above, has irrevocably deposited or caused to be irrevocably deposited with the Securities Administrator cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Securities Administrator for cancellation when due on the Final Stated Maturity Date or other final Payment Date, or, in the case of
         (c) above, the Issuer shall have complied with all requirements of
         Section 8.07 hereof,

                  (B) the Issuer has paid or caused to be paid all other sums payable hereunder; and

                  (C) the Issuer has delivered to the Indenture Trustee and the Securities Administrator an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)(b) above, such opinion shall further be to the effect that such deposit will constitute an "in-substance defeasance" within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

                  Section 4.11. APPLICATION OF TRUST MONEY. All monies deposited with the Securities Administrator pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or the Issuer, Certificate Paying Agent as designee of the Issuer, as the Securities Administrator may determine, to the Holders of Notes or Certificates, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

                  Section 4.12. DERIVATIVE CONTRACTS FOR BENEFIT OF THE CERTIFICATES. At any time on or after the Closing Date, the Issuer shall have the right to convey to the Trust, solely for the benefit of the Holder of the Certificates, a derivative contract or comparable instrument. Any such instrument shall constitute a fully prepaid agreement. All collections, proceeds and other amounts in respect of such an instrument shall be distributed to the Certificates on the Payment Date following receipt thereof by the Securities Administrator.

                  Section 4.13. REPAYMENT OF MONIES HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Securities Administrator under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Securities Administrator to be held and applied according to Section 3.05 and thereupon such Person shall be released from all further liability with respect to such monies.

                  Section 4.14. TEMPORARY NOTES. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Securities Administrator may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office of the Securities Administrator located at the office designated for such purposes, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Securities Administrator shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor, class and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                  Section 4.15. REPRESENTATION REGARDING ERISA. By acquiring an Offered Note or interest therein, each Holder of such Note or Beneficial Owner of any such interest will be deemed to represent that either (1) it is not acquiring the Note with Plan Assets or (2) (A) the acquisition, holding and transfer of such Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) the Notes are rated investment grade or better and such person believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of the Department of Labor ("DOL") regulation 29 C.F.R. ss. 2510.3-101, and agrees to so treat the Notes. Alternatively, regardless of the rating of the Notes, such person may provide the Indenture Trustee, the Securities Administrator and the Owner Trustee with an Opinion of Counsel, which Opinion of Counsel will not be at the expense of the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Servicer, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Servicer, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

                  Section 4.16. TRANSFER RESTRICTIONS FOR CLASS N NOTES.

                  (a) No transfer, sale, pledge or other disposition of any Class N Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the 1933 Act and any applicable state securities laws, or is otherwise made in accordance with the 1933 Act and such state securities laws. If a transfer of any Class N Note is to be made without registration under the 1933 Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) a certificate from the Noteholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 hereto and a certificate from such Noteholder's prospective transferee substantially in the form attached as Exhibit F-2 hereto (which in the case of the Book-Entry Notes, the Noteholder and the Noteholder's prospective transferee will be deemed to have represented such certification). None of the Issuer, the Depositor, the Indenture Trustee, the Securities Administrator or the Note Registrar is obligated to register or qualify any Class N Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Class N Note or interest therein without registration or qualification. Any Noteholder desiring to effect a transfer of Class N Notes or interests therein shall, and does hereby agree to, indemnify the Issuer, the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (b) No Class N Note may be sold or transferred to a Person unless such Person certifies substantially in the form of Exhibit F-2 hereto (which in the case of the Book-Entry Notes, such Person will be deemed to have represented such certification), which certification the Securities Administrator may rely upon without further inquiry or investigation, to the following effect:

                  (i) Such Person is neither: (1) an employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), nor
         (2) any Person who is
         directly or indirectly purchasing such Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" (as defined under the DOL Regulation at 29 C.F.R. Section 2510.3 101) of a Plan; or

                  (ii) The acquisition, holding and transfer of the Transferred Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and
         (2) the Transferred Note is rated investment grade or better and the Transferee believes that the Transferred Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Transferred Note.

                  Notwithstanding the foregoing, a certification will not be required in connection with the initial transfer of any such Note by the Depositor to an Affiliate of the Depositor (in which case, the Depositor or any Affiliate thereof shall be deemed to have represented that such Affiliate is not a Plan or any Person investing "plan assets" of any Plan) and the Note Registrar shall be entitled to conclusively rely upon a representation (which, upon the request of the Note Registrar, shall be a written representation) from the Depositor of the status of such transferee as an Affiliate of the Depositor.

                  (c) No Note sold in an offshore transaction in reliance on Regulation S, may be sold or transferred to a Person unless such Person certifies substantially in the form of Exhibit F-2, G-1 or G-2 hereto (which in the case of the Book-Entry Notes, such Person will be deemed to have represented such certification), which certification the Securities Administrator may rely upon without further inquiry or investigation, to the following effect:

                  (i) Such Person is not a U.S. person within the meaning of Regulation S and was, at the time the buy order was originated, outside the United States;

                  (ii) Such Person understands that such Class N Notes have not been registered under the Securities Act, and that (x) until the expiration of the 40-day distribution compliance period (within the meaning of Regulation S), no offer, sale, pledge or other transfer of such Notes or any interest therein shall be made in the United States or to or for the account or benefit of a U.S. person (each as defined in Regulation S), (y) if in the future it decides to offer, resell, pledge or otherwise transfer such Class N Notes, such Class N Notes may be offered, resold, pledged or otherwise transferred only (A) to a person which the seller reasonably believes is a qualified institutional buyer that is purchasing such Class N Notes for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A or (B) in an offshore transaction (as defined in Regulation S) in compliance with the provisions of Regulation S, in each case in compliance with the requirements of this Indenture; and it will notify such transferee of the transfer restrictions specified in this Section 4.16; and

                  (iii) Either (A) such Person is neither (i) an employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), nor (ii) any Person who is directly or indirectly purchasing such Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" (as defined under the DOL Regulation at 29 C.F.R. Section 2510.3-101) of a Plan; (B) (1) the acquisition, holding and transfer of such Class N Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (2) such Class N Note is rated investment grade or better and such person believes that such Class N Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat such Class N Note or (C) such person has provided the Indenture Trustee, the Securities Administrator and the Owner Trustee with an Opinion of Counsel, which Opinion of Counsel will not be at the expense of the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Servicer, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Class N Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Servicer, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

                  Notwithstanding the foregoing, a certification will not be required in connection with the initial transfer of any such Note by the Depositor to an Affiliate of the Depositor (in which case, the Depositor or any Affiliate thereof shall be deemed to have represented that such Affiliate is not a Plan or any Person investing "plan assets" of any Plan) and the Note Registrar shall be entitled to conclusively rely upon a representation (which, upon the request of the Note Registrar, shall be a written representation) from the Depositor of the status of such transferee as an Affiliate of the Depositor.

                  (d) If a Person is acquiring any Class N Note or interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Note Registrar a certification (which in the case of the Book-Entry Notes, the prospective transferee will be deemed to have represented such certification) to the effect that it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth in subsections (b),
(c) and (d) of this Section 4.16.

                  (e) Notwithstanding any provision to the contrary herein, so long as a Global Security representing the Notes remains outstanding and is held by or on behalf of the Depository, transfers of a Global Security representing the Notes, in whole or in part, shall only be made in accordance with this Section 4.16.

                  (i) Subject to clauses (ii) and (iii) of this Section 4.16(e), transfers of a Global Security representing the Class N Notes shall be limited to transfers of such Global Security in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor's nominee.

                  (ii) RESTRICTED GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY. If a holder of a beneficial interest in a Restricted Global Security deposited with or on behalf of the Depository wishes at any time to exchange its interest in such Restricted Global Security for an interest in a Regulation S Global Security, or to transfer its interest in such Restricted Global Security to a Person who wishes to take delivery thereof in the form of an interest in a Regulation S Global Security, such holder, provided such holder is not a U.S. Person, may, subject to the rules and procedures of the Depository, exchange or cause the exchange of such interest for an equivalent beneficial interest in the Regulation S Global Security. Upon receipt by the Securities Administrator, as Note Registrar, of (A) instructions from the Depository directing the Securities Administrator, as Note Registrar, to cause to be credited a beneficial interest in a Regulation S Global Security in an amount equal to the beneficial interest in such Restricted Global Security to be exchanged but not less than the minimum denomination applicable to such holder's Notes held through a Regulation S Global Security, (B) a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and
         (C) a certificate in the form of Exhibit G-1 hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Securities, including that the holder is not a U.S. Person and pursuant to and in accordance with Regulation S, the Securities Administrator, as Note Registrar, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by the aggregate principal amount of the beneficial interest in the Restricted Global Security to be exchanged, and shall instruct Euroclear or Clearstream, as applicable, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security equal to the reduction in the principal amount of the Restricted Global Security.

                  (iii) REGULATION S GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY. If a holder of a beneficial interest in a Regulation S Global Security deposited with or on behalf of the Depository wishes at any time to transfer its interest in such Regulation S Global Security to a Person who wishes to take delivery thereof in the form of an interest in a Restricted Global Security, such holder may, subject to the rules and procedures of the Depository, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security. Upon receipt by the Securities Administrator, as Note Registrar, of (A) instructions from the Depository directing the Securities Administrator, as Note Registrar, to cause to be credited a beneficial interest in a Restricted Global Security in an amount equal to the beneficial interest in such Regulation S Global Security to be exchanged but not less than the minimum denomination applicable to such Holder's Class N Notes held through a Restricted Global Security, to be exchanged, such instructions to contain information regarding the participant account with the Depository to be credited with such increase, and (B) a certificate in the form of Exhibit G-2 hereto given by the holder of such beneficial interest and stating, among other things, that the Person transferring such interest in such Regulation S Global Security reasonably believes that the Person acquiring such interest in a Restricted Global Security is a qualified institutional buyer within the meaning of Rule 144A, is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any State of the United States or any other jurisdiction, then the Securities Administrator, as Note Registrar, will reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by the aggregate principal amount of the beneficial interest in the Regulation S Global Security to be transferred and the Securities Administrator, as Note Registrar, shall instruct the Depository, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security equal to the reduction in the principal amount of the Regulation S Global Security.

                  (iv) OTHER EXCHANGES. In the event that a Global Security is exchanged for Class N Notes in definitive registered form without interest coupons, such Class N Notes may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to insure that such transfers comply with Rule 144A or are to non-U.S. Persons, or otherwise comply with Regulation S under the Securities Act, as the case may be, and as may be from time to time adopted by the Issuer and the Securities Administrator.

                  (v) RESTRICTIONS ON U.S. TRANSFERS. Transfers of interests in the Regulation S Global Security to U.S. persons (as defined in Regulation S) shall be limited to transfers made pursuant to the provisions of Section 4.16(e)(3).

                                   ARTICLE V

                              DEFAULT AND REMEDIES

                  Section 5.01. EVENTS OF DEFAULT. The Issuer shall deliver to the Indenture Trustee and the Securities Administrator, written notice in the form of an Officer's Certificate, within five days after learning of the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), (iv) or (v) of the definition of "Event of Default," its status and what action the Issuer is taking or proposes to take with respect thereto. Neither the Indenture Trustee nor the Securities Administrator shall be deemed to have knowledge of any Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of such Event of Default is received by a Responsible Officer and such notice references the Notes, the Trust or this Indenture.

                  Section 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee shall, at the written direction of the Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee and the Securities Administrator if such notice is given by the Noteholders), and upon any such declaration the unpaid aggregate Note Balance, together with accrued and unpaid interest thereon through the date of acceleration shall become immediately due and payable.

                  At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Securities Administrator as hereinafter in this Article V provided, Holders of the Notes representing not less than a majority of the aggregate Note Balance of the Notes, by written notice to the Issuer, the Indenture Trustee and the Securities Administrator, may waive the related Event of Default and rescind and annul such declaration and its consequences if

                  (i) the Issuer has paid or deposited with the Securities Administrator a sum sufficient to pay (a) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and (b) all sums paid or advanced by the Securities Administrator hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Securities Administrator and its respective agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

                  No such rescission shall affect any subsequent default or impair any right consequent thereto.

                  Section 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

                  (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Securities Administrator, at the direction of the Holders of a majority of the aggregate Note Balance of the Notes, pay to the Securities Administrator, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest at the applicable Note Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Securities Administrator and its respective agents and counsel.

                  (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.16 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor the Notes, wherever situated, the monies adjudged or decreed to be payable.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee, subject to the provisions of Section 10.16 hereof may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings, as directed in writing by Holders of a majority of the aggregate Note Balance of the Notes, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, as directed in writing by Holders of a majority of the aggregate Note Balance of the Notes, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, the Securities Administrator and each predecessor Indenture Trustee and Securities Administrator, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and Securities Administrator and each predecessor Indenture Trustee and Securities Administrator, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf, and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Securities Administrator and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee and the Securities Administrator such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee and the Securities Administrator, each predecessor Indenture Trustee and Securities Administrator and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and the Securities Administrator and each predecessor Indenture Trustee and Securities Administrator.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee or the Securities Administrator to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee or the Securities Administrator to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee and the Securities Administrator, each predecessor Indenture Trustee and Securities Administrator and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes, subject to Section 5.05 hereof.

                  (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

                  Section 5.04. REMEDIES; PRIORITIES.

                  (a) If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee subject to the provisions of
Section 10.16 hereof may, and shall, at the written direction of the Holders of a majority of the aggregate Note Balance of the Notes, do one or more of the following (subject to Section 5.05 hereof):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

                  (iv) sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; PROVIDED, HOWEVER, that the Indenture Trustee may not sell or otherwise liquidate the Trust following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to the Holders of the Notes are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the applicable Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of a majority of the aggregate Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon written advice or an opinion (obtained at the expense of the Trust) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust for such purpose. Notwithstanding the foregoing, so long as a Servicer Event of Default has not occurred, any sale of the Trust shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Servicing Agreement.

                  (b) If the Indenture Trustee collects any money or property pursuant to this Article V, the Indenture Trustee shall forward such funds to the Securities Administrator and the Securities Administrator shall pay out the money or property in the following order:

                  (i) to the Indenture Trustee and the Securities Administrator for amounts due under Section 6.07 hereof and to the Owner Trustee for amounts due pursuant to Article VII of the Trust Agreement;

                  (ii) to the Noteholders in the order of priority set forth in Section 3.05(b); and

                  (iii) to the payment of the remainder, if any to the Certificate Paying Agent on behalf of the Issuer or to any other person legally entitled thereto.

                  The Securities Administrator may fix a record date and Payment Date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Securities Administrator shall mail to each Noteholder a notice that states the record date, the Payment Date and the amount to be paid.

                  Section 5.05. OPTIONAL PRESERVATION OF THE COLLATERAL. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may elect to take and maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer, the Indenture Trustee and the Securities Administrator shall take such desire into account when determining whether or not to take and maintain possession of the Trust. In determining whether and how to take and maintain possession of the Trust, the Indenture Trustee may, but need not, obtain and rely upon the written advice or an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust for such purpose.

                  Section 5.06. LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.16 hereof

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the aggregate Note Balance of the Notes have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice of request and offer of indemnity has failed to institute such Proceedings; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Note Balances of the Notes.

                  It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                  Section 5.07. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

                  Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  Section 5.08. RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                  Section 5.09. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Securities Administrator or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.10. DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

                  Section 5.11. CONTROL BY NOTEHOLDERS. The Holders of a majority of the aggregate Note Balance of Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by Holders of Notes representing not less than 100% of the Note Balances of the Notes;

                  (iii) the Indenture Trustee has been provided with indemnity satisfactory to it; and

                  (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction of the Holders of Notes representing a majority of the Note Balances of the Notes.

                  Notwithstanding the rights of Noteholders set forth in this
Section 5.11 the Indenture Trustee need not take any action that it determines might involve it in liability.

                  Section 5.12. WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Notes as provided in
Section 5.02 hereof, the Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee, the Securities Administrator and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

                  Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

                  Section 5.13. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note and each Beneficial Owner of any interest therein by such Holder's or Beneficial Owner's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee or the Securities Administrator for any action taken, suffered or omitted by it as Indenture Trustee or Securities Administrator, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee or the Securities Administrator, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balances of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

                  Section 5.14. WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee or the Securities Administrator, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 5.15. SALE OF TRUST.

                  (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust pursuant to Section 5.04 hereof is expressly subject to the provisions of Section 5.05 hereof and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust remaining unsold, but shall continue unimpaired until the entire Trust shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

                  (b) The Indenture Trustee shall not in any private Sale sell the Trust, or any portion thereof, unless

                  (i) the Holders of all Notes consent to or direct the Indenture Trustee to make, such Sale, or

                  (ii) the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

                  (iii) the Indenture Trustee determines that the conditions for retention of the Collateral set forth in Section 5.05 hereof cannot be satisfied (in making any determination under this Section 5.15, the Indenture Trustee may rely upon written advice or an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), the Holders of Notes representing at least 100% of the Note Balances of the Notes consent to such Sale.

                  The purchase by the Indenture Trustee of all or any portion of the Trust at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

                  (c)      [Reserved].

                  (d) In connection with a Sale of all or any portion of the Trust,

                  (i) any Holder or Holders of Notes may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (ii) the Indenture Trustee, may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be payable to the Holders of the Notes and Holders of Certificates on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance, prepared by the Issuer and satisfactory to the Indenture Trustee, transferring its interest in any portion of the Trust in connection with a Sale thereof;

                  (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  Section 5.16. ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

                  Section 5.17. PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

                  (a) Promptly following a request from the Indenture Trustee to do so, the Issuer in its capacity as holder of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller, the Servicer and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Mortgage Loan Sale and Contribution Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Mortgage Loan Sale and Contribution Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller, the Servicer or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Servicer or the Master Servicer of each of their obligations under the Mortgage Loan Sale and Contribution Agreement and the Servicing Agreement.

                  (b) The Indenture Trustee, as pledgee of the Mortgage Loans, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Note Balances of the Notes, shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Originator, the Seller, the Servicer or the Master Servicer under or in connection with the Mortgage Loan Sale and Contribution Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Originator, the Seller, the Servicer or the Master Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Mortgage Loan Sale and Contribution Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended.

                                   ARTICLE VI

             THE INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR

                  Section 6.01. DUTIES OF INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR.

                  (a) If an Event of Default has occurred and is continuing, each of the Indenture Trustee and the Securities Administrator shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b)      Except during the continuance of an Event of Default:

                  (i) each of the Indenture Trustee and the Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee or the Securities Administrator; and

                  (ii) in the absence of bad faith on its part, each of the Indenture Trustee and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee or the Securities Administrator and conforming to the requirements of this Indenture; however, each of the Indenture Trustee and the Securities Administrator shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) Neither the Indenture Trustee nor the Securities Administrator may be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i)      this paragraph does not limit the effect of paragraph
         (b) of this Section 6.01;

                  (ii) neither the Indenture Trustee nor the Securities Administrator shall be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee or the Securities Administrator was negligent in ascertaining the pertinent facts; and

                  (iii) neither the Indenture Trustee nor the Securities Administrator shall be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Noteholders or from the Issuer, which they are entitled to give under the Basic Documents.

                  (d) Neither the Indenture Trustee nor the Securities Administrator shall be liable for interest on any money received by it.

                  (e) Money held in trust by the Indenture Trustee or the Securities Administrator need not be segregated from other trust funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

                  (f) No provision of this Indenture shall require the Indenture Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

                  (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee and the Securities Administrator shall be subject to the provisions of this Section and to the provisions of the TIA.

                  (h)      The Indenture Trustee shall act in accordance with
Section 6.03 of the Servicing Agreement and shall act as successor to the Master Servicer or appoint a successor Master Servicer in accordance with Section 6.04 of the Servicing Agreement.

                  (i) In order to comply with its duties under U.S.A. Patriot Act, each of the Indenture Trustee and the Securities Administrator shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, such party's name, address, and other indentifying information.

                  (j) The Securities Administrator agrees to notify the Master Servicer in writing no later than 5:00 p.m. New York time on each Deposit Date of the aggregate dollar amount of the funds received by the Securities Administrator from the Servicer on such Deposit Date and any other information reasonably requested by the Master Servicer, so as to enable the Master Servicer to make the reconciliations and verifications required to be made by it pursuant to Section 4.01 of the Servicing Agreement.

                  Section 6.02. RIGHTS OF INDENTURE TRUSTEE AND SECURITIES ADMINISTRATOR.

                  (a) Each of the Indenture Trustee and the Securities Administrator may conclusively rely on, and shall be fully protected from acting or refraining from acting upon, any document believed by it to be genuine and to have been signed or presented by the proper person. Neither the Indenture Trustee nor the Securities Administrator need investigate any fact or matter stated in the document.

                  (b) Before the Indenture Trustee or the Securities Administrator acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. Neither the Indenture Trustee nor the Securities Administrator shall be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

                  (c) Neither the Indenture Trustee nor the Securities Administrator shall be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, that the Indenture Trustee's or the Securities Administrator's conduct does not constitute willful misconduct, negligence or bad faith.

                  (d) Each of the Indenture Trustee and the Securities Administrator may consult with counsel, and the advice or Opinion of Counsel with respect to legal matters relating to the Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder or in connection herewith in good faith and in accordance with the advice or opinion of such counsel.

                  (e) Each of the Indenture Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder, either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

                  Section 6.03. INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE AND SECURITIES ADMINISTRATOR. The Indenture Trustee or the Securities Administrator in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee or the Securities Administrator, as applicable, subject to the requirements of the Trust Indenture Act. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, each of the Indenture Trustee and the Securities Administrator must comply with Sections 6.11 and 6.12 hereof.

                  Section 6.04. INDENTURE TRUSTEE'S AND SECURITIES ADMINISTRATOR'S DISCLAIMER. Neither the Indenture Trustee nor the Securities Administrator shall be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Securities Administrator's certificate of authentication.

                  Section 6.05. NOTICE OF EVENT OF DEFAULT. Subject to Section 5.01, the Indenture Trustee or the Securities Administrator shall promptly mail to each Noteholder notice of the Event of Default after it is actually known to a Responsible Officer of the Indenture Trustee or the Securities Administrator, unless such Event of Default shall have been waived or cured. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee or the Securities Administrator may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Noteholders.

                  Section 6.06. REPORTS BY SECURITIES ADMINISTRATOR TO HOLDERS AND TAX ADMINISTRATION.

                  The Securities Administrator shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns. Pursuant to the Mortgage Loan Sale and Contribution Agreement, the Administrator will prepare and file (or cause to be prepared and filed), on behalf of the Owner Trustee or the Issuer, all tax returns (if any) and information reports, tax elections and such annual or other reports of the Issuer as are necessary for preparation of tax returns and information reports as required by the

Code. In addition, the Securities Administrator shall prepare a Form 1099 with respect to each calendar year.

                  Section 6.07. COMPENSATION AND INDEMNITY. Each of the Indenture Trustee and the Securities Administrator shall be paid by the Master Servicer from a portion of the Master Servicing Fee.

                  The Issuer shall reimburse the Indenture Trustee, the Securities Administrator and the Owner Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to compensation for its services. Such expenses shall include reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's the Securities Administrator's or the Owner Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify each of the Indenture Trustee, the Securities Administrator and the Master Servicer and hold each of them harmless against any and all claim, tax, penalty, loss, liability or expense (including attorneys' fees and expenses) of any kind whatsoever incurred by it in connection with the administration of this Trust and the performance of its duties under any of the Basic Documents. The Indenture Trustee, the Securities Administrator or the Master Servicer, as applicable, shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee, the Securities Administrator or the Master Servicer to so notify the Issuer shall not relieve the Issuer of its obligations hereunder, unless the Issuer is materially prejudiced thereby. The Issuer shall defend any such claim, and the Indenture Trustee, the Securities Administrator or the Master Servicer, as applicable (each an "Indemnified Party") shall have the right to employ separate counsel with respect to any such claim and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the employment thereof has been specifically authorized by the Issuer in writing; (ii) such Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Issuer and in the reasonable judgment of such counsel it is advisable for such Indemnified Party to employ separate counsel or (iii) the Issuer has failed to assume the defense of such claim within a reasonable period of time following written notice thereof, it being understood, however, with respect to any event described in clause (ii) or clause (iii) hereof, that the Issuer shall not, in connection with any one such claim or separate but substantially similar or related claims in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by the Indemnified Parties. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee, the Securities Administrator or the Master Servicer through the Indenture Trustee's, the Securities Administrator's or the Master Servicer's own willful misconduct, negligence or bad faith.

                  The Issuer shall indemnify each of the Originator and the Seller to the extent set forth in Section 5.2 of the Mortgage Loan Sale and Contribution Agreement.

                  The Issuer's payment obligations to the Indenture Trustee, the Securities Administrator, the Master Servicer and the Owner Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture and the termination or resignation of the Indenture

Trustee, the Securities Administrator or the Master Servicer. When the Indenture Trustee, the Securities Administrator, the Master Servicer or the Owner Trustee incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

                  Section 6.08. REPLACEMENT OF INDENTURE TRUSTEE OR SECURITIES ADMINISTRATOR. No resignation or removal of the Indenture Trustee or the Securities Administrator and no appointment of a successor Indenture Trustee or Securities Administrator shall become effective until the acceptance of appointment by the successor Indenture Trustee or Securities Administrator pursuant to this Section 6.08. The Indenture Trustee or the Securities Administrator may resign at any time by so notifying the Issuer. Holders of a majority of Note Balances of the Notes may remove the Indenture Trustee or the Securities Administrator by so notifying the Indenture Trustee or the Securities Administrator, as applicable, and may appoint a successor Indenture Trustee or Securities Administrator. The Issuer shall remove the Indenture Trustee or the Securities Administrator if:

                  (i) the Indenture Trustee or the Securities Administrator fails to comply with Section 6.11 hereof;

                  (ii) the Indenture Trustee or the Securities Administrator is adjudged a bankrupt or insolvent;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or the Securities Administrator or its respective property; or

                  (iv) the Indenture Trustee or the Securities Administrator otherwise becomes incapable of acting.

                  If the Indenture Trustee or the Securities Administrator resigns or is removed or if a vacancy exists in the office of the Indenture Trustee or the Securities Administrator for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee and the Securities Administrator in such event being referred to herein as the retiring Securities Administrator), the Issuer shall, promptly appoint a successor Indenture Trustee or Securities Administrator, as applicable.

                  A successor Indenture Trustee or Securities Administrator shall deliver a written acceptance of its appointment to the retiring Indenture Trustee or Securities Administrator, as applicable, and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee or Securities Administrator shall become effective, and the successor Indenture Trustee or Securities Administrator shall have all the rights, powers and duties of the Indenture Trustee or Securities Administrator, as applicable, under this Indenture. The successor Indenture Trustee or Securities Administrator shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee or Securities Administrator shall promptly transfer all property held by it as Indenture Trustee or Securities Administrator to the successor Indenture Trustee or Securities Administrator, as aplicable.



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


                  If a successor Indenture Trustee or Securities Administrator does not take office within 30 days after the retiring Indenture Trustee or Securities Administrator resigns or is removed, the retiring Indenture Trustee or Securities Administrator, as applicable, the Issuer or the Holders of a majority of Note Balances of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or Securities Administrator.

                  Notwithstanding the replacement of the Indenture Trustee or Securities Administrator pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee or Securities Administrator.

                  Section 6.09. SUCCESSOR INDENTURE TRUSTEE OR SECURITIES ADMINISTRATOR BY MERGER. If either the Indenture Trustee or the Securities Administrator consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee or Securities Administrator, as applicable; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 hereof. The Indenture Trustee or the Securities Administrator, as applicable, shall provide the Rating Agencies with prior written notice of any such transaction.

                  If at the time such successor or successors by merger, conversion or consolidation to the Securities Administrator shall succeed to the trusts created by this Indenture and any of the Notes shall have been authenticated but not delivered, any such successor to the Securities Administrator may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and if at that time any of the Notes shall not have been authenticated, any successor to the Securities Administrator may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Securities Administrator; and in all such cases such certificates shall have the full force which it is in the Notes or in this Indenture provided that the certificate of the Securities Administrator shall have.

                  Section 6.10. APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

                  (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 6.11. ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of "Baa3" or better by Moody's and "BBB" or better by S&P. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

                  Section 6.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

                  Section 6.13. REPRESENTATIONS AND WARRANTIES. Each of the Indenture Trustee and the Securities Administrator hereby represents that:

                  (i) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

                  (ii) The execution and delivery of this Indenture by it, and the performance and compliance with the terms of this Indenture by it, will not violate its charter or bylaws.

                  (iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Indenture has duly authorized the execution, delivery and performance of this Indenture, and has duly executed and delivered this Indenture.

                  (iv) This Indenture, assuming due authorization, execution and delivery by the Issuer, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) Each of the Indenture Trustee and the Securities Administrator is a "securities intermediary," as such term is defined in Section 8-102(a)(14)(B) of the New York UCC, that in the ordinary course of its business maintains "securities accounts" for others, as such term is used in Section 8-501 of the New York UCC. The local law of jurisdiction of each of the Indenture Trustee and the Securities Administrator as securities intermediary shall be the State of New York.

                  Section 6.14. DIRECTIONS TO INDENTURE TRUSTEE AND SECURITIES ADMINISTRATOR. The Indenture Trustee and the Securities Administrator are hereby directed:

                  (i) in the case of the Indenture Trustee, to accept the pledge of the Mortgage Loans and hold the assets of the Trust in trust for the Noteholders;

                  (ii) in the case of the Securities Administrator, to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A to this Indenture in accordance with the terms of this Indenture; and

                  (iii) to take all other actions as shall be required to be taken by the terms of this Indenture.



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


                  Section 6.15. THE AGENTS. The provisions of this Indenture relating to the limitations of the Indenture Trustee's and the Securities Administrator's liability and to its indemnity, rights and protections shall inure also to the Paying Agent and Note Registrar.

                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

                  Section 7.01. ISSUER TO FURNISH SECURITIES ADMINISTRATOR NAMES AND ADDRESSES OF NOTEHOLDERS.

                  The Issuer will furnish or cause to be furnished to the Securities Administrator (a) not more than five days after each Record Date, a list, in such form as the Securities Administrator may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Securities Administrator may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Securities Administrator is the Note Registrar, no such list shall be required to be furnished to the Securities Administrator.

                  Section 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS.

                  (a) The Securities Administrator shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of Holders of Notes received by the Securities Administrator in its capacity as Note Registrar. The Securities Administrator may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

                  (b) Noteholders or Note Owners may communicate pursuant to TIA ss. 312(b) with other Noteholders or Note Owners with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Indenture Trustee, the Securities Administrator and the Note Registrar shall have the protection of TIA ss. 312(c).

                  Section 7.03. REPORTS OF ISSUER.

                  (a)      Subject to Section 3.13 of the Servicing Agreement,

                  (i) The Securities Administrator shall file with the Commission on behalf of the Issuer, with a copy to the Issuer within 15 days before the Issuer is required to file the same with the Commission, the annual reports and the information, documents and other reports (or such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) The Securities Administrator shall file with the Commission, on behalf of the Issuer, in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) The Securities Administrator shall supply (and the Securities Administrator shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31st of each year.

                  Section 7.04. REPORTS BY SECURITIES ADMINISTRATOR. If required by TIA ss. 313(a), within 60 days after each January 30th beginning with March 31, 2006, the Securities Administrator (on behalf of the Indenture Trustee) shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Securities Administrator (on behalf of the Indenture Trustee) also shall comply with TIA ss. 313(b).

                  A copy of each report at the time of its mailing to Noteholders shall be filed by the Securities Administrator with the Commission via EDGAR and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee and the Securities Administrator if and when the Notes are listed on any stock exchange.

                  Section 7.05. STATEMENTS TO NOTEHOLDERS.

                  (a) Not later than each Payment Date the Securities Administrator shall prepare a statement (the "Remittance Report") containing the information set forth below with respect to such Payment Date, which information shall be based solely upon the loan level information furnished by the Servicer and the Master Servicer, as applicable, upon which the Securities Administrator shall conclusively rely without independent verification thereof:

                  (i) the Available Funds and the Note Rate for each Class for the related Payment Date;

                  (ii) the aggregate amount of the payment to each Class of Notes on such Payment Date;

                  (iii) the amount of the payment set forth in paragraph (ii) above in respect of interest, the amount thereof in respect of any Class Interest Carryover Shortfall, and the amount of any Class Interest Carryover Shortfall remaining and the amount thereof in respect of any Class N Interest Shortfall, and the amount of any Class N Interest Shortfall remaining;

                  (iv) the amount of the payment set forth in paragraph (ii) above in respect of principal and the amount thereof in respect of the Class Principal Carryover Shortfall, and any remaining Class Principal Carryover Shortfall;

                  (v)      the amount of Excess Interest paid as principal;



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


                  (vi) the aggregate amount of the Servicing Fee and the Master Servicing Fee for such Payment Date;

                  (vii) the Pool Balance and the aggregate Principal Balance of the Mortgage Loans in each Loan Group as of the close of business on the last day of the preceding Due Period;

                  (viii) the Class Note Balance of each Class of Notes after giving effect to payments allocated to principal;

                  (ix) the Overcollateralization Amount and the Required Overcollateralization Amount as of the close of business on the Payment Date, after giving effect to payments of principal on such Payment Date;

                  (x) whether a Cumulative Loss Event or a Delinquency Event has occurred and is continuing and the calculation thereof;

                  (xi) the aggregate amount of Principal Prepayments received during the related Prepayment Period;

                  (xii) the amount of all Curtailments that were received during the Due Period;

                  (xiii) the principal portion of all Monthly Payments received during the Due Period;

                  (xiv) the interest portion of all Monthly Payments received on the Mortgage Loans during the Due Period;

                  (xv) the amount of the Monthly Advances and the Compensating Interest payment to be made on the Determination Date;

                  (xvi) the amount to be distributed to the Certificates for the Payment Date;

                  (xvii) the weighted average remaining term to maturity of the Mortgage Loans and the weighted average Loan Rate as of the first day of the related Due Period;

                  (xviii) the amount of all payments or reimbursements to the Servicer pursuant to Sections 3.03(ii) and (vi) of the Servicing Agreement (as reported by the Servicer);

                  (xix) the number of Mortgage Loans outstanding at the beginning and at the end of the related Due Period;

                  (xx) the amount of Liquidation Loan Losses experienced during the preceding Due Period and the Cumulative Net Losses as a percentage of the Cut-Off Date Pool Balance;

                  (xxi) as of the end of the preceding calendar month, the number and Principal Balance of Mortgage Loans which are 30-59 days delinquent; the number and Principal

         Balance of Mortgage Loans which are 60-89 days delinquent; the number and Principal Balance of Mortgage Loans which are 90 or more days delinquent (including the number and Principal Balance of Mortgage Loans which are in foreclosure; the number and Principal Balance of Mortgage Loans in bankruptcy; and the number and Principal Balance of Mortgage Loans which are REO Property, each separately set forth);

                  (xxii) the amounts of Applied Realized Loss Amounts for the applicable Due Period and the cumulative amount of Applied Realized Loss Amounts to date;

                  (xxiii) the number and aggregate Principal Balance of Mortgage Loans, other than Mortgage Loans in default or imminent default, that were modified by the Servicer during the related Due Period (as reported by the Servicer); and

                  (xxiv) the amount of Basis Risk Shortfall Amount paid to each Class of Group I Notes and the Class AF-1 Notes, stating separately any amounts received from the Cap Provider with respect to the Class AF-1 Interest Rate Cap Agreement, and the amount of Basis Risk Shortfall Amount remaining for each such Class.

                  (b) The Securities Administrator shall make available such report to the Servicer, the Master Servicer, the Indenture Trustee, the Seller, the Noteholders, the Rating Agencies, Bloomberg (at 499 Park Avenue, New York, New York 10022, Attention: Mike Geller) and Intex Solutions (at 35 Highland Circle, Needham, Massachusetts 02144, Attention: Harold Brennman) on the Payment Date. The Securities Administrator may fully rely upon and shall have no liability with respect to information provided by the Servicer or the Master Servicer. In the case of information furnished pursuant to subclauses
(ii), (iii), (iv) and (vi) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the related Cut-Off Date.

                  (c) The Securities Administrator will make the Remittance Report (and, at its option, any additional files containing the same information in an alternative format) available each month to Noteholders and the parties to this Indenture via the Securities Administrator's internet website. The Securities Administrator's internet website shall initially be located at "www.ctslink.com". Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way Remittance Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes. As a condition to access the Securities Administrator's internet website, the Securities Administrator may require registration and the acceptance of a disclaimer. The Securities Administrator will not be liable for the dissemination of information in accordance with this Agreement. The Securities Administrator shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the Remittance Report and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).



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


                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                  Section 8.01. COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee or the Securities Administrator pursuant to this Indenture. The Securities Administrator shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                  Section 8.02. TRUST ACCOUNTS.

                  (a) On or prior to the Closing Date, the Issuer shall cause the Securities Administrator to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, the Payment Account as provided in Section 3.01 hereof.

                  (b) On each Payment Date, the Securities Administrator shall pay all remaining amounts on deposit in the Payment Account to the Noteholders in respect of the Notes and to such other persons in the order of priority set forth in Section 3.05 hereof (except as otherwise provided in Section 5.04(b) hereof).

                  Section 8.03. OFFICER'S CERTIFICATE. The Indenture Trustee shall receive at least seven Business Days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

                  Section 8.04. TERMINATION UPON PAYMENT TO NOTEHOLDERS. This Indenture and the respective obligations and responsibilities of the Issuer, the Indenture Trustee and the Securities Administrator created hereby shall terminate upon the payment to Noteholders, the Certificate Paying Agent on behalf of the Owner Trustee, the Certificateholders, the Indenture Trustee and the Securities Administrator of all amounts required to be paid pursuant to
Article III; PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.



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


                  Section 8.05. RELEASE OF COLLATERAL.

                  (a) Subject to the payment of its fees and expenses and the fees and expenses of the Securities Administrator, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture, including for the purposes of any repurchase of a Mortgage Loan pursuant to Section 3.16 of the Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

                  (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding and (ii) all sums due to the Indenture Trustee and the Securities Administrator pursuant to this Indenture have been paid, release any remaining portion of the Trust that secured the Notes from the lien of this Indenture.

                  (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel stating that all applicable requirements have been satisfied.

                  Section 8.06. SURRENDER OF NOTES UPON FINAL PAYMENT. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Securities Administrator promptly, prior to such Noteholder's receipt of the final payment thereon.

                  Section 8.07. OPTIONAL REDEMPTION OF THE NOTES.

                  (a) The Seller may, at its option, redeem the Notes on any Payment Date on or after the Optional Redemption Date, by purchasing, on such Payment Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of (I) the sum of (w) 100% of the aggregate Principal Balance of the Mortgage Loans plus (x) the lesser of (A) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Seller and at the Seller's expense and
(B) the Principal Balance of the Mortgage Loan related to such REO Property plus
(y) in each case, the greater of (i) the aggregate amount of accrued and unpaid interest on the Mortgage Loans through the related Due Period and (ii) thirty
(30) days' accrued interest thereon at a rate equal to the Loan Rate, in each case net of the Servicing Fee and the Master Servicing Fee and (II) the sum of
(a) the fair market value of the assets of the Trust and (b) the greater of (i) the aggregate amount of accrued and unpaid interest on the Mortgage Loans through the related Due Period and (ii) thirty (30) days' accrued interest thereon at a rate equal to the Loan Rate, in each case net of the Servicing Fee and the Master Servicing Fee (the "Redemption Price"); PROVIDED, however, that the Seller hereby covenants and agrees not to exercise its rights under this
Section 8.07 on any Payment Date unless the Redemption Price is sufficient to redeem in full all of the Class N Notes (including all accrued and unpaid interest thereon).



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


                  (b) In order to exercise the foregoing option, the Seller shall provide written notice of its exercise of such option to the Indenture Trustee, the Securities Administrator and the Owner Trustee at least 15 days prior to its exercise. Following receipt of the notice, the Securities Administrator shall provide notice to the Noteholders of the final payment on the Notes. In addition, the Seller shall, not less than one Business Day prior to the proposed Payment Date on which such redemption is to be made, deposit the aggregate redemption price specified in (a) above with the Securities Administrator, who shall deposit the aggregate redemption price into the Payment Account and shall, on the Payment Date after receipt of the funds, apply such funds to make final payments of principal and interest on the Notes in accordance with Section 3.05(b) and (c) hereof and payment in full to the Indenture Trustee and the Securities Administrator, and this Indenture shall be discharged subject to the provisions of Section 4.10 hereof. If for any reason the amount deposited by the Seller is not sufficient to make such redemption or such redemption cannot be completed for any reason, the amount so deposited by the Seller with the Securities Administrator shall be immediately returned to the Seller in full and shall not be used for any other purpose or be deemed to be part of the Trust.



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                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  Section 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

                  (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer, the Indenture Trustee and the Securities Administrator, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee and the Securities Administrator, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                  (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action (as evidenced by either (i) an Opinion of Counsel delivered to the Depositor, the Issuer, the Seller, the Securities Administrator and the Indenture Trustee or (ii) confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes) shall not materially and adversely affect the interests of the Holders of the Notes;

                  (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI hereof; or



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


                  (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

PROVIDED, HOWEVER, that no such indenture supplements shall be entered into unless the Indenture Trustee and the Securities Administrator shall have received an Opinion of Counsel as to the enforceability of any such indenture supplement and to the effect that (i) such indenture supplement is permitted hereunder and (ii) entering into such indenture supplement will not result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001-3 or adversely affect the status of the Notes as indebtedness for federal income tax purposes.

                  Each of the Indenture Trustee and the Securities Administrator is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer, the Indenture Trustee and the Securities Administrator, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes and prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that such action as evidenced by an Opinion of Counsel, (i) is permitted by this Indenture, and shall not (ii) adversely affect in any material respect the interests of any Noteholder (which may be evidenced by confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes) or (iii) if 100% of the Certificates are not owned by the Seller, cause the Issuer to be subject to an entity level tax for federal income tax purposes.

                  Section 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer, the Indenture Trustee and the Securities Administrator, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and, with the consent of the Holders of not less than a majority of the Note Balance of each Class of Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer, the Indenture Trustee and the Securities Administrator, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                  (ii) reduce the percentage of the Note Balances of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

                  (iv) reduce the percentage of the Note Balances of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust pursuant to Section 5.04 hereof;

                  (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture;

and PROVIDED, FURTHER, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer (if 100% of the Certificates are not owned by the Seller) to be subject to an entity level tax.

                  Any such action shall not (as evidenced by either (i) an Opinion of Counsel delivered to the Depositor, the Issuer, the Indenture Trustee and the Securities Administrator or (ii) confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes) adversely affect in any material respect the interest of any Holder (other than a Holder who shall consent to such supplemental indenture).

                  It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Issuer, the Indenture Trustee and the Securities Administrator of any supplemental indenture pursuant to this Section 9.02, the



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Securities Administrator shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Securities Administrator to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  Section 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, each of the Indenture Trustee and the Securities Administrator shall be entitled to receive (in addition to the documents required by Section 10.01), and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Each of the Indenture Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's or the Securities Administrator's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  Section 9.04. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Securities Administrator, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

                  Section 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee or the Securities Administrator shall, bear a notation in form approved by the Indenture Trustee and the Securities Administrator as to any matter provided for in such supplemental indenture. If the Issuer, the Indenture Trustee or the Securities Administrator shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee, the Securities Administrator and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Securities Administrator in exchange for Outstanding Notes.



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                                   ARTICLE X

                                  MISCELLANEOUS

                  Section 10.01. COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

                  (a) Upon any application or request by the Issuer to the Indenture Trustee or the Securities Administrator to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee or the Securities Administrator, as applicable, (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                  (v) if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent Certificate."

                  (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such deposit) to the Issuer of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.



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

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate from a nationally recognized accounting firm as to the same matters, if the fair value of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balances of the Notes.

                  (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Principal Balances of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Note Principal Balances of the Notes.

                  Section 10.02. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such



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


counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's or the Securities Administrator's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  Section 10.03. ACTS OF NOTEHOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Securities Administrator, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Securities Administrator and the Issuer, if made in the manner provided in this Section 10.03 hereof.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Securities Administrator deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note Registrar.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Securities Administrator or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.



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                  Section 10.04. NOTICES ETC., TO INDENTURE TRUSTEE, SECURITIES
ADMINISTRATOR, ISSUER AND RATING AGENCIES.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

                  (i) the Indenture Trustee or the Securities Administrator by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee or the Securities Administrator at the Corporate Trust Office. The Indenture Trustee or the Securities Administrator, as applicable, shall promptly transmit any notice received by it from the Noteholders to the Issuer; or

                  (ii) the Issuer by the Indenture Trustee, the Securities Administrator or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Renaissance Home Equity Loan Trust 2005-1, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19990-0001, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee and the Securities Administrator by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Securities Administrator.

                  Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee, the Securities Administrator or the Owner Trustee shall be in writing, mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007 and
(ii) in the case of S&P, at the following address: Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  Section 10.05. NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event,



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


and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Securities Administrator but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Securities Administrator shall be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

                  Section 10.06. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

                  The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  Section 10.07. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  Section 10.08. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee and the Securities Administrator in this Indenture shall bind its successors, co-trustees and agents.

                  Section 10.09. SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 10.10. THIRD PARTY BENEFICIARY. The Master Servicer shall be a third party beneficiary for purposes of Section 6.07 of this Indenture.

                  Section 10.11. LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  Section 10.12. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE



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OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS.

                  Section 10.13. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 10.14. RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel at its expense (which may be counsel to the Indenture Trustee or the Securities Administrator or any other counsel reasonably acceptable to the Indenture Trustee and the Securities Administrator) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                  Section 10.15. ISSUER OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee, the Securities Administrator or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee, the Securities Administrator or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator or of any successor or assign of any of them in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Securities Administrator and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

                  Section 10.16. NO PETITION. The Indenture Trustee and the Securities Administrator, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time prior to one year from the date of termination hereof, institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents, except for filing proofs of claim.

                  Section 10.17. INSPECTION. The Issuer agrees that, at its expense, on reasonable prior notice, it shall permit any representative of the Indenture Trustee or the Securities Administrator, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee or the Securities Administrator, as applicable, shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                  Section 10.18. NO RECOURSE TO OWNER TRUSTEE. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Renaissance Home Equity Loan Trust 2005-1, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

                  Section 10.19. PROOFS OF CLAIM. The Indenture Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Issuer (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee, as administrative expenses associated with any such proceeding, and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholder to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due to the Indenture Trustee under Section 6.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 6.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Noteholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the

Noteholder of the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

                  IN WITNESS WHEREOF, the Issuer, the Indenture Trustee and the Securities Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        RENAISSANCE HOME EQUITY LOAN TRUST
                                        2005-1, as Issuer

                                        By:  Wilmington Trust Company, not in
                                        its individual capacity but solely as
                                        Owner Trustee


                                        By: /s/ Janel R. Havrilla
                                            ------------------------------------
                                        Name:   Janel R. Havrilla
                                        Title:  Financial Services Officer


                                        HSBC BANK USA, NATIONAL ASSOCIATION, as
                                        Indenture Trustee


                                        By: /s/ Susie Moy
                                            ------------------------------------
                                        Name:   Susie Moy
                                        Title:  Vice President



                                        WELLS FARGO BANK, N.A., as Securities
                                        Administrator


                                        By: /s/ Sandra Whalen
                                            ------------------------------------
                                        Name:   Sandra Whalen
                                        Title:  Vice President


For purposes of Section 6.07:

WELLS FARGO BANK, N.A., as Master Servicer


By: /s/ Sandra Whalen
    ------------------------------------
Name:   Sandra Whalen
Title:  Vice President

STATE OF DELAWARE                   )
                                    ) ss.:
COUNTY OF NEW CASTLE                )

         On this 29th day of March, 2005, before me personally appeared Janel Havrilla to me known, who being by me duly sworn, did depose and say, that he is a Financial Services Officer of the Owner Trustee, one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like order.


                                        /s/ Michele Lauren Centrella
                                        ------------------------------------
                                        Notary Public

                                        NOTARY PUBLIC
[NOTARIAL SEAL]

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF KINGS                     )

         On this 30th day of March, 2005, before me personally appeared
Sandra Whalen to me known, who being by me duly sworn, did depose and say, that he is a Vice President of the Indenture Trustee, one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like order.


                                        /s/ Janet M. Jolley
                                        ------------------------------------
                                        Notary Public

                                        NOTARY PUBLIC
[NOTARIAL SEAL]

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

         On this 31st day of March, 2005, before me personally appeared Susie Moy to me known, who being by me duly sworn, did depose and say, that she is a Vice President of the Securities Administrator, one of the corporations described in and which executed the above instrument; and that she signed her name thereto by like order.


                                        /s/ Ecliff Jackman
                                        ------------------------------------
                                        Notary Public

                                        NOTARY PUBLIC


[NOTARIAL SEAL]

                        EXHIBIT A - FORM OF OFFERED NOTES

                             FORM OF CLASS ___ NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

[FOR CLASS M NOTES: THIS NOTE IS SUBORDINATE TO CERTAIN NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN].

                   RENAISSANACE HOME EQUITY LOAN TRUST 2005-1
               HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 2005-1
                                   CLASS ____


AGGREGATE NOTE BALANCE:                 NOTE RATE:
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                  BOND NO.

PERCENTAGE INTEREST: 100%               CUSIP NO. [             ]

         Renaissance Home Equity Loan Trust 2005-1 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in April 2005 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Home Equity Loan Asset-Backed Notes, Series 2005-1 (the "Notes"), issued under an Indenture dated as of March 31, 2005 (the "Indenture"), among the Issuer, HSBC Bank USA, National Association, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture) and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator", which term includes any successor Securities Administrator under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, the Securities Administrator and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the Initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class ____ Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

         The Notes are subject to redemption in whole, but not in part, by the Seller on any Payment Date on or after the Optional Redemption Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust which constitutes security for the payment of the Notes. The assets included in the Trust will be the sole source of payments on the Class ____ Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust as provided in the Indenture and
(ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Seller, the Servicer, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class ____ Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Securities Administrator at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

         The failure to pay any Class Interest Carryover Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2)(A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee, the Securities Administrator and the Owner Trustee with an Opinion of Counsel, which Opinion of Counsel will not be at the expense of the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Servicer, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Servicer, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Securities Administrator, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Indenture Trustee or the Securities Administrator may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Securities Administrator nor any such agent of any of them shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer, the Indenture Trustee and the Securities Administrator to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Securities Administrator by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March __ 2005

                                        RENAISSANCE HOME EQUITY LOAN TRUST
                                        2005-1

                                        BY:  WILMINGTON TRUST COMPANY, not in
                                        its individual capacity but solely in
                                        its capacity as Owner Trustee


                                        By:___________________________________
                                                 Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes referred to in the within-mentioned Indenture.



WELLS FARGO BANK, N.A.,
as Securities Administrator



By:______________________________________
           Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM         --      as tenants in common

               TEN ENT         --      as tenants by the entireties

               JT TEN          --      as joint tenants with right of
                                       survivorship and not as tenants in
                                       common

      UNIF GIFT MIN ACT        --      __________ Custodian

                                       _______________________________________
                                          (Cust)                     (Minor)

                                       under Uniform Gifts to Minor Act
                                       _____________________
                                                                     (State)

                  Additional abbreviations may also be used though not in the above LIST.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


   ---------------------------------------------------------------------------

   ---------------------------------------------------------------------------

   ---------------------------------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       ----------------------------         -----------------------------------
                    ----------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                        EXHIBIT A - FORM OF CLASS N NOTES

                             FORM OF CLASS ___ NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE OFFERED NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.16 OF THE INDENTURE REFERRED TO HEREIN. [FOR REGULATION S ONLY: NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES (AS DEFINED IN RULES 901 THROUGH 905 OF THE SECURITIES ACT ("REGULATION S")) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.]

NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT ("PLAN") THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS NOTE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, UNLESS SUCH PLAN OR PERSON PROVIDES THE CERTIFICATION DESCRIBED IN SECTION 4.16 OF THE INDENTURE REFERRED TO HEREIN.

                    RENAISSANCE HOME EQUITY LOAN TRUST 2005-1
               HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 2005-1
                                   CLASS ____

AGGREGATE NOTE BALANCE:                            NOTE RATE:
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:                 BOND NO. 1
$_____________________

PERCENTAGE INTEREST: 100%                          CUSIP NO. [             ]

         Renaissance Home Equity Loan Trust 2005-1 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in April 2005 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Home Equity Loan Asset-Backed Notes, Series 2005-1 (the "Notes"), issued under an Indenture dated as of March 31, 2005 (the "Indenture"), among the Issuer, HSBC Bank USA, National Association, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture) and Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator", which term includes any successor Securities Administrator under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, the Securities Administrator and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the Initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class ____ Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

         The Notes are subject to redemption in whole, but not in part, by the Seller on any Payment Date on or after the Optional Redemption Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust which constitutes security for the payment of the Notes. The assets included in the Trust will be the sole source of payments on the Class ____ Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust as provided in the Indenture and
(ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Seller, the Servicer, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class ____ Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         No transfer of this Note or any interest herein shall be made except in accordance with Section 4.16 of the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Securities Administrator at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

         The failure to pay any Class Interest Carryover Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee, the Securities Administrator and the Owner Trustee with an Opinion of Counsel, which Opinion of Counsel will not be at the expense of the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Servicer, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Servicer, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Securities Administrator, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Indenture Trustee or the Securities Administrator may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Securities Administrator nor any such agent of any of them shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the

Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer, the Indenture Trustee and the Securities Administrator to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Securities Administrator by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                        RENAISSANCE HOME EQUITY LOAN TRUST
                                        2005-1

                                        BY: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely in its
                                        capacity as Owner Trustee


                                        By:_____________________________________
                                                   Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes referred to in the within-mentioned Indenture.


WELLS FARGO BANK, N.A.,
as Securities Administrator



By:______________________________________
          Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM         --      as tenants in common

               TEN ENT         --      as tenants by the entireties

               JT TEN          --      as joint tenants with right of
                                       survivorship and not as
                                       tenants in common

      UNIF GIFT MIN ACT        --      __________ Custodian

                                       ________________________________
                                        (Cust)                  (Minor)

                                       under Uniform Gifts to Minor Act

                                       ________________________________
                                                                (State)

                Additional abbreviations may also be used though
                             not in the above list.

                                   ASSIGNMENT

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                    ASSIGNEE:


   ---------------------------------------------------------------------------

   ---------------------------------------------------------------------------

   ---------------------------------------------------------------------------
 (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------------------         --------------------------------
                        -----------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                                (FILED MANUALLY)

                                   EXHIBIT C-1

                          FORM OF INITIAL CERTIFICATION

                                 March __, 2005

Renaissance Home Equity Loan Trust 2005-1    Ocwen Federal Bank FSB
c/o Wilmington Trust Company                 1675 Palm Beach Lakes Blvd.
Rodney Square North                          West Palm Beach, Fla. 33401
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration
Renaissance Mortgage Acceptance Corporation  HSBC Bank USA, National Association
1000 Woodbury Road                           452 Fifth Avenue
Woodbury, New York 11797                     New York, New York 10018

         Re: Indenture, dated as of March 31, 2005 among Renaissance Home Equity Loan Trust 2005-1, as Issuer, HSBC Bank USA, National Association, as Indenture Trustee and Wells Fargo Bank, N.A., as Securities Administrator and Home Equity Loan Asset-backed Notes, Series 2005-1
                  -------------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with the provisions of Section 2.03 of the above-referenced Indenture, the undersigned, as Custodian, pursuant to the Custodial Agreement, dated as of March 1, 2005, by and among Wells Fargo Bank, N.A., as Custodian, HSBC Bank USA, National Association, as Indenture Trustee, the Seller and the Depositor hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.03 of the Indenture and has determined that (i) all documents required to be delivered to it pursuant paragraphs (i) - (v) and (vii) of Section 2.1(b) of the Mortgage Loan Sale and Contribution Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loans, (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule as to the information set forth in clauses (ii) and (iii) of the definition "Mortgage Loan Schedule" set forth in Annex A to the Indenture accurately reflects the information set forth in the Indenture Trustee's Mortgage File. The Custodian has made no independent examination of such documents beyond the review specifically required in the above-referenced Indenture. The Custodian makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.



                                     C-1-1

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

                                        WELLS FARGO BANK, N.A.,
                                        as Custodian


                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:



                                     C-1-2

                                   EXHIBIT C-2

                           FORM OF FINAL CERTIFICATION

                                                                     , 200__

Renaissance Home Equity Loan Trust 2005-1    Ocwen Federal Bank FSB
c/o Wilmington Trust Company                 1675 Palm Beach Lakes Blvd.
Rodney Square North                          West Palm Beach, Fla. 33401
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration
Renaissance Mortgage Acceptance Corporation  HSBC Bank USA, National Association
1000 Woodbury Road                           452 Fifth Avenue
Woodbury, New York 11797                     New York, New York 10018

         Re: Indenture, dated as of March 31, 2005 among Renaissance Home Equity Loan Trust 2005-1, as Issuer, HSBC Bank USA, National Association, as Indenture Trustee and Wells Fargo Bank, N.A., as Securities Administrator and Home Equity Loan Asset-backed Notes, Series 2005-1
                  -------------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.03 of the above-captioned Indenture, the undersigned, as Custodian, pursuant to the Custodial Agreement, dated as of March 1, 2005, by and among Wells Fargo Bank, N.A., as Custodian, HSBC Bank USA, National Association, as Indenture Trustee, the Seller and the Depositor hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) the Custodian has reviewed the documents delivered to it pursuant to Sections 2.1(b) (other than items listed in Section 2.1(b)(vi)) of the Mortgage Loan Sale and Contribution Agreement and has determined that (i) all such documents are in its possession,
(ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan,
(iii) based on its examination, and only as to the foregoing documents, the information set forth in clauses (ii) and (iii) of the Mortgage Loan Schedule respecting such Mortgage Loan is correct.

                  The Custodian has made no independent examination of such documents beyond the review specifically required in the above-referenced Indenture. The Custodian makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.



                                     C-2-1

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                        WELLS FARGO BANK, N.A.,
                                        as Custodian

                                        By:
                                           --------------------------------
                                        Name:
                                        Title:



                                     C-2-2

                                   EXHIBIT D-1

                     CLASS AF-1 INTEREST RATE CAP AGREEMENT

                             (PROVIDED UPON REQUEST)

                                   EXHIBIT D-2

                       CLASS N INTEREST RATE CAP AGREEMENT

                             (PROVIDED UPON REQUEST)



                                      D-2-1

                                    EXHIBIT E

                           FORM OF CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Custodial Agreement"), dated as of March 31, 2005, by and among HSBC Bank USA, National Association, not individually, but as indenture trustee (the "Indenture Trustee"), Wells Fargo Bank, N.A., as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian"), Renaissance REIT Investment Corp. ("RRIC" or the "Seller"), Renaissance Mortgage Acceptance Corp. ("RMAC" or the "Depositor") and Ocwen Federal Bank FSB ("Ocwen" or the "Servicer").

                           W I T N E S S E T H  T H A T

         WHEREAS, Renaissance Home Equity Loan Trust 2005-1 as issuer, the Indenture Trustee and Wells Fargo Bank, N.A. as securities administrator, have entered into an Indenture dated as of March 31, 2005, relating to the issuance of RMAC's Home Equity Loan Asset-Backed Notes, Series 2005-1 (as amended and supplemented from time to time, the "Agreement"); and

         WHEREAS, the Custodian has agreed to act as agent for the Indenture Trustee for the purposes of receiving and holding certain documents and other instruments as described in Section 2.1(b) of the Mortgage Loan Sale and Contribution Agreement, dated as of March 31, 2005 (the "Contribution Agreement"), among RMAC, RRIC and Delta Funding Corporation as originator ("Delta"), delivered by RRIC under the Contribution Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Indenture Trustee and the Custodian hereby agree as follows:

1.       Definitions

         Capitalized terms used in this Custodial Agreement and not defined herein shall have the meanings assigned in the Agreement, unless otherwise required by the context herein.

2.       Custody of Mortgage Documents

         2.1      Custodian to Act as Agent; Acceptance of Mortgage Files.
                  -------------------------------------------------------

         The Custodian, as the duly appointed agent of the Indenture Trustee for these purposes, acknowledges that it will hold the Mortgage Notes, the Related Documents, the assignments and other documents required to be delivered by RRIC to the Custodian pursuant to Section 2.1(b) of the Contribution Agreement and relating to the Mortgage Loans identified on Schedule I hereto and declares that it will hold such Mortgage Notes, Related Documents, assignments and other documents and any similar documents received by the Indenture Trustee subsequent to the date hereof (the "Mortgage Files") as agent for the Indenture Trustee, in trust, for the benefit of all present and future Noteholders. The Custodian agrees to execute the initial certification and the final certification set forth on Exhibits C-1 and C-2 of the Agreement.

         2.2      Recordation of Assignments.
                  --------------------------

         Except with respect to any MERS Mortgage Loan, if any Mortgage File includes one or more assignments to the Indenture Trustee of Related Documents that have not been recorded, within 30 days of the Closing Date, RRIC, at no expense to the Custodian, shall cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian; The Custodian also agrees to perform its other obligations, including, but not limited to its obligations under Section 2.03 of the Agreement and Section 3.07 of the Servicing Agreement.

         2.3      Review of Mortgage Files.
                  ------------------------

         The Custodian agrees, for the benefit of the Issuer, the Seller, the Depositor and the Noteholders, to review, in accordance with the provisions of
Section 2.03 of the Agreement, each Mortgage File. If in performing the reviews required by this Section 2.3, the Custodian finds any document or documents constituting a part of a Mortgage File to be unexecuted or missing or, based on the criteria set forth in Section 2.1(b) of the Contribution Agreement, to be unrelated to the applicable Mortgage Loan, the Custodian shall promptly so notify RRIC, RMAC and the Indenture Trustee.

         In connection with such review, the Custodian makes no representations as to, and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in any Mortgage File or (B) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

         2.4      Notification of Breaches of Representations and Warranties.
                  ----------------------------------------------------------

         Upon discovery by the Custodian of a breach of any representation or warranty made by Delta as set forth in Section 3.1(c) of the Contribution Agreement, the Custodian shall give prompt written notice to Delta, RRIC, RMAC and the Indenture Trustee.

         2.5      Custodian to Cooperate; Release of Mortgage Files.
                  -------------------------------------------------

         Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall, pursuant to the Servicing Agreement, promptly notify the Custodian by delivering to the Custodian two copies of a Request for Release (Exhibit B to the Servicing Agreement), one of which will be returned to the Servicer with the Mortgage File, executed by a Servicing Officer or in a mutually agreeable electronic format that originates from a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Mortgage File to the Servicer.

         From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Servicer shall, pursuant to the Servicing Agreement, deliver to the Custodian two copies of a Request for Release requesting that possession of all of the Mortgage File be released to the Master Servicer or the Servicer and certifying as to the reason for such release. With such Request for Release, the Master Servicer or the Servicer shall, pursuant to the Servicing Agreement, deliver to the Custodian a receipt signed by a Servicing

Officer of the Master Servicer or the Servicer on behalf of the Master Servicer or the Servicer (or in a mutually agreeable electronic format that originates from a Servicing Officer), and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer or the Servicer and the Master Servicer or the Servicer shall, pursuant to the Servicing Agreement, hold the Mortgage File or such document in trust for the benefit of the Seller and the Noteholders. The Master Servicer or the Servicer shall, pursuant to the Servicing Agreement, cause each Mortgage File to be returned to the Custodian when the need therefor by the Master Servicer or the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account to the extent required by the Agreement or (ii) the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer or the Servicer has delivered to the Custodian a certificate of a Servicing Officer of the Master Servicer or the Servicer certifying as to the name and address of the Person to which such Mortgage File was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer or the Servicer upon deposit of the related Liquidation Proceeds in the Distribution Account to the extent required by the Agreement.

         2.6      Assumption Agreements.
                  ---------------------

         In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Custodial Agreement in accordance with the terms and provisions of the Agreement, the Master Servicer or the Servicer shall, pursuant to the Servicing Agreement, notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which document shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

3.       Concerning the Custodian

         3.1      Custodian a Bailee and Agent of the Indenture Trustee.
                  -----------------------------------------------------

         With respect to each Mortgage Note, Related Document and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Indenture Trustee, holds such documents for the benefit of the Trust and the Noteholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section
2.5 of this Custodial Agreement, no Mortgage Note, Related Document or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Master Servicer or the Servicer or otherwise released from the possession of the Custodian.

         3.2      Indemnification.
                  ---------------

         Both RRIC and RMAC hereby agree to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Custodial Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller and the Depositor, which approval shall not be unreasonably withheld, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Custodial Agreement shall not apply. The indemnification provided by this Section 3.2 shall survive the termination or assignment of this Custodial Agreement or the resignation or removal of the Custodian hereunder.

         3.3      Custodian May Own Notes.
                  -----------------------

         The Custodian in its individual or any other capacity may become the owner or pledgee of Notes with the same rights it would have if it were not Custodian.

         3.4      Custodian's Fees and Expenses.
                  -----------------------------

         RRIC will pay the initial fees of the Custodian. Other fees payable to the Custodian hereunder for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, as set forth in a separate letter agreement shall be paid from the Master Servicing Fee. RRIC will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Custodial Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         3.5      Custodian May Resign; Indenture Trustee May Remove Custodian.
                  ------------------------------------------------------------

         The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans upon giving 60 days written notice to the Indenture Trustee. Upon receiving such notice of resignation, the Indenture Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to RRIC, RMAC and the Custodian or promptly appoint a successor Custodian which is able to satisfy the requirements of Section 3.7(i) of this Custodial Agreement by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Indenture Trustee has not taken custody of the Mortgage Files and no successor Custodian has been so appointed, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor

Custodian. All fees and expenses of any successor Custodian shall be the responsibility of RRIC.

         The Indenture Trustee may remove the Custodian at any time for cause, or otherwise the Indenture Trustee may remove the Custodian at any time upon giving 60 days written notice. In such event, the Indenture Trustee shall take custody of the Mortgage Files itself, or shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7(i) of this Custodial Agreement.

         Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective only upon acceptance of appointment by the successor Custodian and subject to the prior approval of RRIC and RMAC. The Indenture Trustee shall give prompt notice to RRIC, RMAC, the Servicer, the Master Servicer and the Custodian of the appointment of any successor Custodian.

         3.6      Merger or Consolidation of Custodian.
                  ------------------------------------

         Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         3.7      Representations of the Custodian.
                  --------------------------------

         The Custodian hereby represents and warrants as follows:

                  (i) It is a national banking association subject to supervision or examination by a federal authority, has a combined capital and surplus of at least $50,000,000 and is qualified to do business in the jurisdiction in which it will hold any Mortgage File;

                  (ii) It has full power, authority and legal right to execute and deliver this Custodial Agreement and to perform its obligations hereunder and has taken all necessary action to authorize the execution, delivery and performance by it of this Custodial Agreement;

                  (iii) To the best of its knowledge, after reasonable investigation, the execution and delivery by it of this Custodial Agreement and the performance by it of its obligations hereunder will not violate any provision of its Charter or By-Laws or any law or regulation governing it or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to it or any of its assets. To the best of its knowledge, after reasonable investigation, such execution, delivery and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating its activities. To the best of its knowledge, after reasonable investigation, such execution, delivery and performance will not conflict with, or result in a breach or violation of, any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which it is a party or by which it or its properties are bound; and (iv) This Custodial Agreement has been duly executed and delivered by it. This Custodial Agreement, when executed and delivered by the other parties hereto, will constitute its valid, legal and binding obligation, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

         3.8      Limitations On the Responsibilities of the Custodian.
                  ----------------------------------------------------

                  (a) Neither the Custodian nor any of its Affiliates, directors, officers, agents, counsel, attorneys-in-fact, and employees shall be liable for any action or omission to act hereunder except for its own or such person's gross negligence or willful misconduct. Notwithstanding the foregoing sentence, in no event shall the Custodian or its Affiliates, directors, officers, agents, counsel, attorneys-in-fact, and employees be held liable for any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. The provisions of this Section 3.8 shall survive the resignation or removal of the Custodian and the termination of this Agreement.

                  (b) The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses.

                  (c) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Mortgage File.

                  (d) The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts or war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

                  (e) The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

                  (f) Nothing in this Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, OTHER THAN (i) any jurisdiction where any Mortgage File is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform it duties hereunder.

                  (g) The Indenture Trustee and RRIC agree that the Custodian may delegate any of its duties under this Agreement to any of its agents, attorneys-in-fact, or Affiliates. Any such agent, attorney-in-fact, or Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Custodian is entitled under this Agreement.

                  (h) The Custodian shall have no duty to ascertain whether or not any cash amount or payment has been received by the Seller, Depositor, the Master Servicer, the Servicer or any third person.

4.       Miscellaneous Provisions

         4.1      Notices.
                  -------

         All notices, requests, consents and demands and other communications required under this Custodial Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified below (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received:

         The Indenture Trustee:           HSBC Bank USA, National Association
                                          452 Fifth Avenue
                                          New York, New York
                                          Attention:    Corporate Trust/
                                                        Renaissance HEL Trust
                                                        2005-1
                                          Telecopy:     (212) 525-1300
                                          Confirmation: (212) 525-1501


         The Custodian:                   Wells Fargo Bank, N.A.
                                          2030 Main Street, Suite 100
                                          Irvine, California 92614
                                          Attention:    Mortgage Document
                                                        Custody
                                          Telecopy:     (949) 955-0140
                                          Confirmation: (949) 251-4390

         RRIC:                            Renaissance REIT Investment Corp.
                                          1000 Woodbury Road, Suite 200
                                          Woodbury, New York 11797
                                          Attention:    Executive Department
                                          Telecopy:     (516) 364-9450
                                          Confirmation: (516) 364-8500

         RMAC:                            Renaissance Mortgage Acceptance Corp.
                                          1000 Woodbury Road, Suite 200
                                          Woodbury, New York 11797
                                          Attention:    Executive Department
                                          Telecopy:     (516) 364-9450
                                          Confirmation: (516) 364-8500

         The Servicer:                    Ocwen Federal Bank FSB
                                          1675 Palm Beach Lakes Blvd., Suite 200
                                          West Palm Beach, Florida 33401
                                          Attention:    Secretary
                                          Telecopy:     (561) 682-8177
                                          Confirmation: (561) 682-8000

         The Master Servicer:             Wells Fargo Bank, N.A.
                                          P.O. Box 98
                                          Columbia, Maryland 21046
                                          Or in the case of overnight
                                          deliveries:
                                          9062 Old Annapolis Road
                                          Columbia, Maryland 21045
                                          Attention:    Corporate Trust Services
                                                        - Renaissance 2005-1
                                          Telecopy:     (410) 715-2380
                                          Confirmation: (410) 884-2000

         4.2      Amendments.
                  ----------

         No modification or amendment of or supplement to this Custodial Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and the Indenture Trustee shall not enter into any amendment hereof except as permitted by the Agreement. The Indenture Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Agreement and furnish the Custodian with written copies thereof. RRIC, RMAC, the Servicer, the Master Servicer and the Indenture Trustee agree to obtain the Custodian's written consent prior to entering into any amendment or modification of the Agreement which affects any right, benefit, duty, or obligation of the Custodian thereunder.

         4.3      GOVERNING LAW.
                  -------------

         This Custodial Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York (without regard to its conflicts of laws provisions).

         4.4      Recordation of Agreement.
                  ------------------------

         To the extent permitted by applicable law, this Custodial Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties subject to the Mortgage Loans are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by RRIC and at its expense on direction by the Indenture Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders.

         For the purpose of facilitating the recordation of this Custodial Agreement as herein provided and for other purposes, this Custodial Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         4.5      Severability of Provisions.
                  --------------------------

         If any one or more of the covenants, agreements, provisions or terms of this Custodial Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Custodial Agreement and shall in no way affect the validity or enforceability of the other provisions of this Custodial Agreement or of the Notes or the rights of the Holders thereof.

         4.6      Waiver of Trial by Jury.
                  -----------------------

         Each party hereto waives the right to trial by jury in any action, suit, proceeding, or counterclaim of any kind arising out of or related to this Custodial Agreement. In the event of litigation, this Custodial Agreement may be filed as a written consent to a trial by the court.

         4.7      Counterparts.
                  ------------

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         4.8      Reliance of Custodian.
                  ---------------------

         In the absence of bad faith, negligence or willful misconduct on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or the document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any Related Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Custodial Agreement.

         The Custodian may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness and RRIC and RMAC will hold the Custodian harmless from any claims that may arise or be asserted against the Custodian because of the invalidity of any such documents. Except as provided herein, no provision of this Custodial Agreement shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, if it should have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Custodian may consult with competent counsel with regard to legal questions arising out of or in connection with this Custodial Agreement and the informed advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in good faith in accordance herewith.

         4.9      Transmission of Mortgage Files.
                  ------------------------------

         Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with the transmission of Mortgage Files and Related Documents in the performance of the Custodian's duties hereunder shall be delivered by the Master Servicer or the Servicer to the Custodian prior to any shipment of any Mortgage Files and Related Documents hereunder. The Master Servicer or the Servicer will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Mortgage Files and Related Documents as the Master Servicer and the Servicer deems appropriate. Without limiting the generality of the provisions of
Section 3.2 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation the Master Servicer or the Servicer, arising out of actions of the Custodian consistent with instructions of the Master Servicer or the Servicer, as the case may be. If the Custodian does not receive written direction, the Custodian is hereby authorized to utilize a nationally recognized courier service, and shall incur no liability for acting in accordance with this sentence.

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

HSBC BANK USA, NATIONAL ASSOCIATION,
   as Indenture Trustee


By:      _____________________________
         Name:
         Title:

WELLS FARGO BANK, N.A.,
   as Custodian


By:      _____________________________
         Name:
         Title:

RENAISSANCE REIT INVESTMENT CORP.,
   as Seller

By:      _____________________________
         Name:
         Title:

RENAISSANCE MORTGAGE ACCEPTANCE CORP.,
   as Depositor

By:      _____________________________
         Name:
         Title:

OCWEN FEDERAL BANK FSB,
   as Servicer

By:      _____________________________
         Name:
         Title:

Acknowledged:

WELLS FARGO BANK, N.A.,
   as Master Servicer


By:      _____________________________
         Name:
         Title:

                                                                      Schedule I

                    DELIVERED TO INDENTURE TRUSTEE AT CLOSING
                         AS PROVIDED IN EXHIBIT A TO THE
                             CONTRIBUTION AGREEMENT

                                   EXHIBIT F-1

                         FORM OF TRANSFEROR CERTIFICATE
                       FOR TRANSFERS OF THE CLASS N NOTES

                                     [Date]

[Wells Fargo Bank, N.A.]

         Re: Renaissance Home Equity Loan Trust 2005-1 Home Equity Loan Asset-backed Notes, Series 2005-1 (The "Notes")
                  ------------------------------------------------------------

Ladies and Gentlemen:

                  In connection with the sale by _____________________________
(the "Transferor") to _________________________ (the "Transferee") of the Class N Notes having an initial aggregate Note Balance as of March __, 2005 (the "Closing Date") of $______________ (the "Transferred Notes"). The Class N Notes, including the Transferred Notes, were issued pursuant to the Indenture, dated as of March __, 2005 (the "Indenture"), among Renaissance Home Equity Loan Trust 2005-1 (the "Issuer"), HSBC Bank USA, National Association (the "Indenture Trustee") and Wells Fargo Bank, N.A. (the "Securities Administrator"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferor hereby certifies, represents and warrants to you, as Note Registrar, and for the benefit of the Issuer, the Indenture Trustee, the Securities Administrator and the Transferee, that:

                  1. The Transferor is the lawful owner of the Transferred Notes with the full right to transfer such Notes free from any and all claims and encumbrances whatsoever.

                  2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Note, any interest in any Note or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Note, any interest in any Note or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Note under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Note a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Note pursuant to the Securities Act or any state securities laws.

                  3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in Rule l44A ("Rule l44A") under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of a Qualified Institutional



                                     F-1-1

         Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied upon the following method(s) of establishing the Transferee's ownership and discretionary investments of securities (check one or more):

                 ____ (a) The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Note in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                 ____ (b) The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Note in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser, or

                 ____ (c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Note in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser, or

                 ____ (d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies", as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

                  4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

                  1. the following instruments and interests shall be excluded: securities of issuers that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of issuers that are part of the Transferee's "family of investment companies", if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements;



                                     F-1-2
                  securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

                  2. the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;

                  3. securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with United States generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

                  5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

                  The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Notes and payments thereon, (b) the nature and performance of the Underlying Certificates, the Mortgage Loans and the Mortgage Participations, (c) the Indenture and the Collateral, and (d) any credit enhancement mechanism associated with the Transferred Notes, that the Transferee has requested.

                                        Very truly yours,

                                        [TRANSFEROR]

                                        By:
                                           --------------------------------
                                        Name:
                                        Title:




                                     F-1-3

                                   EXHIBIT F-2

                         FORM OF TRANSFEREE CERTIFICATE
                       FOR TRANSFERS OF THE CLASS N NOTES

                                     [Date]

[Wells Fargo Bank, N.A.]

                  Re: Renaissance Home Equity Loan Trust 2005-1 Home Equity Loan Asset-backed Notes, Series 2005-1 (The "Notes")

Ladies and Gentlemen:

                  __________________ (the "Transferee") intends to purchase from
_________________ (the "Transferor") the Notes having an initial aggregate Note Balance as of December 29, 2004 (the "Closing Date") of $_____________ (the "Transferred Notes"). The Notes, including the Transferred Notes, were issued pursuant to the Indenture, dated as of December 29, 2004 (the "Indenture"), between Renaissance Home Equity Loan Trust 2005-1 (the "Issuer"), HSBC Bank USA, National Association (the "Indenture Trustee") and Wells Fargo Bank, N.A. (the "Securities Administrator"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Note Registrar, and for the benefit of the Issuer, the Indenture Trustee, the Securities Administrator and the Transferor, that:

                  1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule l44A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Notes is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Notes for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Notes may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                  2. The Transferee has been furnished with all information regarding (a) the Transferred Notes and payments thereon,
         (b) the nature and performance of the Underlying Certificates and the Mortgage Loans, (c) the Indenture, and (d) any credit enhancement mechanism associated with the Transferred Notes, that it has requested.

                  3.       The Transferee represents that:

                  ____ a. it is neither: (1) an employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans,



                                     F-2-1
                  accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), nor (2) any Person who is directly or indirectly purchasing such Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" (as defined under the DOL Regulation at 29 C.F.R. Section 2510.3-101) of a Plan; or

                  ____ b. the acquisition, holding and transfer of the Transferred Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (2) the Transferred Note is rated investment grade or better and the Transferee believes that the Transferred Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Transferred Note; or

                  ____ c. the Transferee has provided the Indenture Trustee, the Securities Administrator and the Owner Trustee with an Opinion of Counsel, which opines that the acquisition, holding and transfer of the Transferred Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or
                  Section 4975 of the Code and will not subject the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Servicer, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.



                                        Very truly yours,

                                        [TRANSFEREE]

                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:



                                     F-2-2

                                                          ANNEX 1 TO EXHIBIT C-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [FOR TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES]


                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") an Wells Fargo Bank, N.A., as Note Registrar, with respect to the Notes being transferred (the "Transferred Notes") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Notes (the "Transferee").

                  2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

                 ____ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                 ____ BANK. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

                 ____ SAVINGS AND LOAN. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO, as of a date not more than 16 months preceding the date of sale of the Note in



                                     F-2-3
                              the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

                 ____ BROKER-DEALER. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

                 ____ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

                 ____ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                 ____ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                 ____ INVESTMENT ADVISOR. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.


                  3.       The term "SECURITIES" as used herein DOES NOT INCLUDE
(i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with United States generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.



                                     F-2-4

                  5. The Transferee acknowledges that it is familiar with Rule l44A and understands that the Transferor and other parties related to the Transferred Notes are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

          _____   _____    Will the Transferee be purchasing the Transferred
           Yes     No      Notes Yes No only for the Transferee's own account?


                  6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Notes will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        Very truly yours,

                                        [TRANSFEREE]

                                        By:
                                           ---------------------------------
                                        Name:
                                        Title:



                                     F-2-5

                                                          ANNEX 2 TO EXHIBIT C-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [FOR TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES]


                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Wells Fargo Bank, N.A., as Note Registrar, with respect to the Notes being transferred (the "Transferred Notes") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

                  2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

                  ____ The Transferee owned and/or invested on a discretionary basis $____________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $_____________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or I investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).



                                     F-2-6

                  4.       The term "SECURITIES" as used herein does not include
(i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

         _____   ____       Will the Transferee be purchasing the Transferred
          Yes     No        Notes Yes No only for the Transferee's own account?

                  6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule l44A.

                  7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Notes will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        Print Name of Transferee or Adviser

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:

                                        IF AN ADVISER:

                                        Print Name of Transferee

                                        -------------------------------------
                                        Date:




                                     F-2-7

                                   EXHIBIT G-1

                          FORM OF TRANSFER CERTIFICATE
                  FOR TRANSFER FROM RESTRICTED GLOBAL SECURITY
                         TO REGULATION S GLOBAL SECURITY
                     (Transfers pursuant to ss. 4.16(e)(ii)
                               OF THE INDENTURE)
              -----------------------------------------------------
                                             [Date]

[Wells Fargo Bank, N.A.]

                  Re: Renaissance Home Equity Loan Trust 2005-1 Home Equity Loan Asset-backed Notes, Series 2005-1 (The "Notes")
                           -----------------------------------------------------

                  Reference is hereby made to the Indenture, dated as of December 29, 2004 (the "Indenture"), between Renaissance Home Equity Loan Trust 2005-1 (the "Issuer"), HSBC Bank USA, National Association (the "Indenture Trustee") and Wells Fargo Bank, N.A. (the "Securities Administrator"). Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

                  This letter relates to U.S. $____________________________
aggregate principal amount of Securities which are held in the form of a Restricted Global Security with the Depository in the name of [name of transferor] ___________________________________ (the "Transferor") to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Regulation S Global Security.

                  In connection with such request, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the private placement memorandum dated March __, 2005 relating to the Class N Notes and in accordance with Rule 904 of Regulation S, and that:

                  (a) the offer of the Class N Notes was not made to a person in the United States;

                  (b) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;

                  (c) no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

                  (d) the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act"); and

                  (e)      the transferee is not a U.S. Person.



                                     G-1-1

                  You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                        --------------------------------------
                                        [Name of Transferor]


                                        By:
                                            ----------------------------------
                                        Name:
                                        Title:
                                        Date:



                                     G-1-2

                                   EXHIBIT G-2

                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                        FROM REGULATION S GLOBAL SECURITY
                          TO RESTRICTED GLOBAL SECURITY
                     (Transfers pursuant to ss. 4.16(e)(iii)
                               of the Indenture)
                  ---------------------------------------------


                                             [Date]

[Wells Fargo Bank, N.A.]

         Re: Renaissance Home Equity Loan Trust 2005-1 Home Equity Loan Asset-backed Notes, Series 2005-1 (The "Notes")

                  Reference is hereby made to the Indenture, dated as of December 29, 2004 (the "Indenture"), between Renaissance Home Equity Loan Trust 2005-1 (the "Issuer"), HSBC Bank USA, National Association (the "Indenture Trustee") and Wells Fargo Bank, N.A. (the "Securities Administrator"). Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

                  This letter relates to U.S. $____________________________
aggregate principal amount of Class N Notes which are held in the form of a Regulations S Global Security in the name of [name of transferor] ___________________________________ (the "Transferor") to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Restricted Global Security.

                  In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture and the private placement memorandum dated March __, 2005 relating to the Class N Notes and (ii) Rule 144A under the United States Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the Class N Notes for its own account or an account with respect to which the transferee exercises sole investment discretion, the transferee or any such account is a qualified institutional buyer within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.


                                        [Name of Transferor]

                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:
                                        Date:



                                     G-2-1

                                   APPENDIX A

                                   DEFINITIONS

                  "1933 Act": As defined in Section 3.13 of the Servicing Agreement.

                  "Accepted Master Servicing Practices": With respect to any Mortgage Loan, as applicable, either (x) those mortgage master servicing practices of prudent mortgage lending institutions which master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located to the extent applicable to the Master Servicer, or (y) as provided in Section 4.01 of the Servicing Agreement, but in no event below the standard set forth in clause (x).

                  "Accounts": Collectively, the Collection Account and the Payment Account.

                  "Adjustable Rate Notes": The Group I Notes and the Class AF-1 Notes.

                  "Adjusted Net Mortgage Rate": As to each Mortgage Loan, an amount equal to the Loan Rate less the sum of (i) the Servicing Fee Rate and
(ii) the Master Servicing Fee Rate.

                  "Administrator": Delta Funding Corporation in the performance of its duties pursuant to Article VII under the Mortgage Loan Sale and Contribution Agreement.

                  "Affiliate": With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Aggregate Principal Amount": With respect to any Payment Date, the sum of the Basic Principal Amounts for each Loan Group.

                  "Ancillary Income": All income derived from the Mortgage Loans, other than Servicing Fees and Master Servicing Fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges, including investment income on the Collection Account and any interest due and actually received from the related Mortgagor that accrued during the portion of the Prepayment Period that is in the same calendar month as the Payment Date with respect to such Mortgage Loan in connection with such Principal Prepayments in full. Ancillary Income does not include any Prepayment Charges.

                  "Applied Realized Loss Amounts": As to any Payment Date, an amount equal to the excess, if any, of (i) the aggregate Class Note Balance of the Offered Notes, after giving effect to all payments on such Payment Date over
(ii) the Pool Balance as of the last day of the related Due Period.

                  "Appraised Value": The appraised value of the Mortgaged Property based upon the appraisal or the insured automated valuation report made by or for the originator at the time of the origination of the related Mortgage Loan.

                  "Approved Servicer": For purposes of Sections 3.01(a), 5.04,
6.02 and 6.04 of the Servicing Agreement, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer, that meets each of the following requirements:

                  (i) an Approved Servicer shall be acceptable to each of the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Indenture Trustee;

                  (ii) an Approved Servicer shall be either (a) an affiliate or division of Wells Fargo Bank, N.A. that services mortgage loans similar to the Mortgage Loans or (b) a Person who has a rating of at least "Above Average" by S&P and either a rating of at least "RPS2" by Fitch Ratings, Inc. or a rating of at least "SQ2" by Moody's;

                  (iii) each Rating Agency shall have delivered a letter to the Indenture Trustee (such letter not to be an expense of the Indenture Trustee) prior to the appointment of the Approved Servicer stating that the proposed appointment of such Approved Servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current ratings of the Offered Notes ; and

                  (iv) an Approved Servicer shall have a net worth of not less than $25,000,000.

                  "Assignment of Mortgage": With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the pledge of the Mortgage to the Indenture Trustee.

                  "Authorized Newspaper": A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

                  "Authorized Officer": With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and any authorized officer of the Originator in its capacity as Administrator.

                  "Available Funds": As to any Payment Date, an amount equal to the sum of the following amounts, without duplication, with respect to the Mortgage Loans: (i) scheduled payments of principal and interest on the Mortgage Loans due during the related Due Period and received by the Servicer and the Master Servicer (net of amounts representing the Servicing Fee and the Master Servicing Fee with respect to each Mortgage Loan and reimbursement for Monthly Advances and Servicing Advances and other amounts reimbursable to the Seller, the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Owner Trustee and the Indenture Trustee pursuant to Sections 5.03, 3.01(g), 6.01(b), 6.03(b) (with respect to Servicing Transfer Costs) of the Servicing Agreement and Section 6.07 of the Indenture (with respect to indemnification amounts), as applicable); (ii) Net Liquidation Proceeds, Insurance Proceeds and any Recoveries with respect to the Mortgage Loans and unscheduled payments of principal and interest on the Mortgage Loans received by the Servicer and the Master Servicer during the related Prepayment Period (net of amounts representing the Servicing Fee and the Master Servicing Fee and any Ancillary Income with respect to each Mortgage Loan and reimbursement for Monthly Advances and Servicing Advances); (iii) the Purchase Price for repurchased Defective Mortgage Loans and any related Substitution Adjustment Amounts; (iv) payments from the Servicer and the Master Servicer in connection with (a) Monthly Advances and (b) Compensating Interest; (v) payments from the Seller in connection with the redemption of the Notes as provided in this Indenture, (vi) amounts received under the Class N Interest Rate Cap Agreement and (vii) with respect to the first Payment Date, the Initial Deposit.

                  "Available Funds Rate": The Group I Available Funds Rate or the Group II Available Funds Rate, as applicable.

                  "Balloon Loan": Any Mortgage Loan that provided on the date of origination for scheduled monthly payments in level amounts substantially lower than the amount of the final scheduled payment.

                  "Basic Principal Amount": As to any Payment Date and Loan Group, an amount equal to the sum of the following amounts (without duplication) with respect to the Mortgage Loans in that Loan Group: (i) each scheduled payment of principal on a Mortgage Loan due during such Due Period and received by the Servicer and remitted by the Servicer to the Master Servicer on or prior to the related Determination Date; (ii) any Net Liquidation Proceeds allocable to principal, any Recoveries and all full and partial principal prepayments received by the Servicer and remitted by the Servicer to the Master Servicer during the related Prepayment Period; (iii) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans with respect to such Payment Date; (iv) any Substitution Adjustment allocable to principal received on or prior to the previous Determination Date and not yet distributed; and (vi) any Monthly Advances with respect to scheduled payments of principal due during the related Due Period.

                  "Basic Documents": The Trust Agreement, the Certificate of Trust, the Indenture, the Servicing Agreement, the Mortgage Loan Sale and Contribution Agreement, the Class AF-1 Interest Rate Cap Agreement, the Class N Interest Rate Cap Agreement and the other documents and certificates delivered in connection with any of the above.

                  "Basis Risk Shortfall Amount": The Group I Basis Risk Shortfall Amount or the Group II Basis Risk Shortfall Amount, as applicable.

                  "Beneficial Owner": With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

                  "BIF": The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or, if at any time after the execution of this Agreement the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

                  "Blanket Mortgage": The mortgage or mortgages encumbering a Cooperative Property.

                  "Book-Entry Notes": Any Offered Note or Class N Note registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City, the States of Delaware, Florida, Maryland, Minnesota and New Jersey or the city in which the Corporate Trust Office of the Trustee or the Securities Administrator is located are authorized or obligated by law or executive order to close.

                  "Cap Provider": The Royal Bank of Scotland, plc, and its successors in interest.

                  "Certificate Distribution Account": The account or accounts created and maintained pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Distribution Account shall be an Eligible Account.

                  "Certificate Paying Agent": The meaning specified in Section
3.10 of the Trust Agreement.

                  "Certificate Percentage Interest": With respect to each Certificate, the Certificate Percentage Interest stated on the face thereof.

                  "Certificate Register": The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

                  "Certificate Registrar": Initially, Wells Fargo Bank, N.A., as Certificate Registrar, or any successor to Wells Fargo Bank, N.A. in such capacity.

                  "Certificate of Trust": The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

                  "Certificates" or "Trust Certificates": The Renaissance Home Equity Loan Trust 2005-1 Trust Certificates, evidencing the beneficial ownership interest in the Issuer and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

                  "Certification": As defined in Section 3.13 of the Servicing Agreement.

                  "Civil Relief Act": The Servicemembers Civil Relief Act and similar state laws.

                  "Class":  All Notes having the same designation.

                  "Class AF Notes": The Class AF-1 Notes, Class AF-2 Notes, Class AF-3 Notes, Class AF-4 Notes, Class AF-5 Notes and Class AF-6 Notes.

                  "Class AF-1 Interest Rate Cap Agreement": The interest rate cap agreement relating to the Class AF-1 Notes, dated March 31, 2005 between the Cap Provider and the Indenture Trustee, on behalf of the Trust, substantially in the form of Exhibit D-1.

                  "Class AF-1 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AF-1 Note.

                  "Class AF-2 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AF-2 Note.

                  "Class AF-3 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AF-3 Note.
                  "Class AF-4 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AF-4 Note.

                  "Class AF-5 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AF-5 Note.

                  "Class AF-6 Calculation Percentage": For any Payment Date will be the fraction, expressed as a percentage, the numerator of which is the Class Note Balance of the Class AF-6 Notes, and the denominator of which is the aggregate of the Class Note Balances of the Class AF Notes, in each case before giving effect to any payments in reduction of the Note Balances of the Class AF Notes pursuant to Section 3.05 hereof.

                  "Class AF-6 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AF-6 Note.

                  "Class AF-6 Lockout Payment Amount": For any Payment Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Payment Date, (2) the Class AF-6 Calculation Percentage for that Payment Date and (3) the Group II Principal Payment Amount for that Payment Date. In no event shall the Class AF-6

Lockout Payment Amount exceed the outstanding Class Note Balance of the Class AF-6 Notes or the Group II Principal Payment Amount for such Payment Date.

                  "Class AF-6 Lockout Percentage": For each Payment Date will be as follows:

                   PAYMENT DATE                        LOCKOUT PERCENTAGE
                   ------------                        ------------------
                   1st to 36th                                 0%
                   37th to 60th                               45%
                   61st to 72nd                               80%
                   73rd to 84th                              100%
               85th and thereafter                           300%

                  "Class AV Notes": The Class AV-1 Notes, Class AV-2 Notes and Class AV-3 Notes.

                  "Class AV-1 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AV-1 Note.

                  "Class AV-2 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AV-2 Note.

                  "Class AV-3 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class AV-3 Note.

                  "Class Interest Carryover Shortfall": As to any Class of Offered Notes and any Payment Date, an amount equal to the sum of (i) the excess of the related Class Monthly Interest Amount for the preceding Payment Date and any Outstanding Class Interest Carryover Shortfall with respect to such Class on such preceding Payment Date, over the amount in respect of interest that is actually paid to the Holders of such Class on such preceding Payment Date plus
(ii) one month's interest on such excess, to the extent permitted by law, at the related Note Rate.

                  "Class Interest Payment": As to any Class of Offered Notes and Payment Date, an amount equal to the sum of (a) the related Class Monthly Interest Amount and (b) any Class Interest Carryover Shortfall for such Class of Offered Notes for such Payment Date.

                  "Class M Notes": The Class M-1 Notes, Class M-2 Notes, Class M-3 Notes, Class M-4 Notes, Class M-5 Notes, Class M-6 Notes, Class M-7 Notes, Class M-8 Notes and Class M-9 Notes.

                  "Class M-1 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class M-1 Note.

                  "Class M-1 Principal Payment Amount: As to any Payment Date on or after the Stepdown Date, (x) 100% of the Principal Payment Amount if the aggregate Class Note Balance of the Senior Notes has been reduced to zero and a Delinquency Event exists, or (y) if any Senior

Notes are outstanding and a Delinquency Event is not in effect: the excess of
(1) the sum of (A) the aggregate Class Note Balance of the Senior Notes (after giving effect to payments of the Senior Principal Payment Amount for such Payment Date) and (B) the Class Note Balance of the Class M-1 Notes immediately prior to such Payment Date over (2) the lesser of (A) 75.60% of the Pool Balance as of the last day of the related Due Period, minus the Subordination Required Overcollateralization Amount for that Payment Date and (B) the Pool Balance as of the last day of the related Due Period minus the OC Floor.

                  "Class M-2 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class M-2 Note.

                  "Class M-2 Principal Payment Amount": As to any Payment Date on or after the Stepdown Date, (x) 100% of the Principal Payment Amount if the aggregate Class Note Balances of the Senior and Class M-1 Notes have been reduced to zero and a Delinquency Event exists, or (y) if the Senior and Class M-1 Notes are outstanding and a Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Note Balance of the Senior Notes (after giving effect to payment of the Senior Principal Payment Amount for such Payment Date), (B) the Class Note Balance of the Class M-1 Notes (after giving effect to payment of the Class M-1 Principal Payment Amount for such Payment
Date) and (C) the Class Note Balance of the Class M-2 Notes immediately prior to such Payment Date over (2) the lesser of (A) 81.10% of the Pool Balance as of the last day of the related Due Period, minus the related Subordination Required Overcollateralization Amount for that Payment Date and (B) the Pool Balance as of the last day of the related Due Period minus the OC Floor.

                  "Class M-3 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class M-3 Note.

                  "Class M-3 Principal Payment Amount": As to any Payment Date on or after the Stepdown Date, (x) 100% of the Principal Payment Amount if the aggregate Class Note Balances of the Senior, Class M-1 and Class M-2 Notes have been reduced to zero and a Delinquency Event exists, or (y) if the Senior, Class M-1 and Class M-2 Notes are outstanding and a Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Note Balance of the Senior Notes (after giving effect to payment of the Senior Principal Payment Amount for such Payment Date), (B) the Class Note Balance of the Class M-1 Notes (after giving effect to payment of the Class M-1 Principal Payment Amount for such Payment Date), (C) the Class Note Balance of the Class M-2 Notes (after giving effect to payment of the Class M-2 Principal Payment Amount for such Payment Date) and (D) the Class Note Balance of the Class M-3 Notes immediately prior to such Payment Date over (2) the lesser of (A) 84.90% of the Pool Balance as of the last day of the related Due Period, minus the Subordination Required Overcollateralization Amount for that Payment Date and (B) the Pool Balance as of the last day of the related Due Period minus the OC Floor.

                  "Class M-4 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class M-4 Note.

                  "Class M-4 Principal Payment Amount": As to any Payment Date on or after the Stepdown Date, (x) 100% of the Principal Payment Amount if the aggregate Class Note Balances of the Senior, Class M-1, Class M-2 and Class M-3 Notes have been reduced to zero and a Delinquency Event exists, or (y) if the Senior, Class M-1, Class M-2 and Class M-3 Notes are outstanding and a Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Note Balance of the Senior Notes (after giving effect to payment of the Senior Principal Payment Amount for such Payment Date), (B) the Class Note Balance of the Class M-1 Notes (after giving effect to payment of the Class M-1 Principal Payment Amount for such Payment Date), (C) the Class Note Balance of the Class M-2 Notes (after giving effect to payment of the Class M-2 Principal Payment Amount for such Payment Date), (D) the Class Note Balance of the Class M-3 Notes (after giving effect to payment of the Class M-3 Principal Payment Amount for such Payment Date) and (E) the Class Note Balance of the Class M-4 Notes immediately prior to such Payment Date over (2) the lesser of
(A) 88.00% of the Pool Balance as of the last day of the related Due Period, minus the Subordination Required Overcollateralization Amount for that Payment Date and (B) the Pool Balance as of the last day of the related Due Period minus the OC Floor.

                  "Class M-5 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class M-5 Note.

                  "Class M-5 Principal Payment Amount": As to any Payment Date on or after the Stepdown Date, (x) 100% of the Principal Payment Amount if the aggregate Class Note Balances of the Senior, Class M-1, Class M-2, Class M-3 and Class M-4 Notes have been reduced to zero and a Delinquency Event exists, or (y) if the Senior, Class M-1, Class M-2, Class M-3 and Class M-4 Notes are outstanding and a Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Note Balance of the Senior Notes (after giving effect to payment of the Senior Principal Payment Amount for such Payment Date), (B) the Class Note Balance of the Class M-1 Notes (after giving effect to payment of the Class M-1 Principal Payment Amount for such Payment Date), (C) the Class Note Balance of the Class M-2 Notes (after giving effect to payment of the Class M-2 Principal Payment Amount for such Payment Date), (D) the Class Note Balance of the Class M-3 Notes (after giving effect to payment of the Class M-3 Principal Payment Amount for such Payment Date), (E) the Class Note Balance of the Class M-4 Notes (after giving effect to payment of the Class M-4 Principal Payment Amount for such Payment Date) and (F) the Class Note Balance of the Class M-5 Notes immediately prior to such Payment Date over (2) the lesser of
(A) 91.00% of the Pool Balance as of the last day of the related Due Period, minus the Subordination Required Overcollateralization Amount for that Payment Date and (B) the Pool Balance as of the last day of the related Due Period minus the OC Floor.

                  "Class M-6 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class M-6 Note.

                  "Class M-6 Principal Payment Amount": As to any Payment Date on or after the Stepdown Date, (x) 100% of the Principal Payment Amount if the aggregate Class Note Balances of the Senior, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Notes have been reduced to zero and a Delinquency Event exists, or (y) if the Senior, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Notes are outstanding and a Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Note Balance of the Senior Notes (after giving effect to payment of the Senior Principal Payment Amount for such Payment Date), (B) the Class Note Balance of the Class M-1 Notes (after giving effect to payment of the Class M-1 Principal Payment Amount for such Payment Date), (C) the Class Note Balance of the Class M-2 Notes (after giving effect to payment of the Class M-2 Principal Payment Amount for such Payment Date), (D) the Class Note Balance of the Class M-3 Notes (after giving effect to payment of the Class M-3 Principal Payment Amount for such Payment Date), (E) the Class Note Balance of the Class M-4 Notes (after giving effect to payment of the Class M-4 Principal Payment Amount for such Payment Date), (F) the Class Note Balance of the Class M-5 Notes (after giving effect to payment of the Class M-5 Principal Payment Amount for such Payment Date) and (G) the Class Note Balance of the Class M-6 Notes immediately prior to such Payment Date over (2) the lesser of (A) 93.90% of the Pool Balance as of the last day of the related Due Period, minus the Subordination Required Overcollateralization Amount for that Payment Date and
(B) the Pool Balance as of the last day of the related Due Period minus the OC Floor.

                  "Class M-7 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class M-7 Note.

                  "Class M-7 Principal Payment Amount": As to any Payment Date on or after the Stepdown Date, (x) 100% of the Principal Payment Amount if the aggregate Class Note Balances of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Notes have been reduced to zero and a Delinquency Event exists, or (y) if the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Notes are outstanding and a Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Note Balance of the Senior Notes (after giving effect to payments of the Senior Principal Payment Amount for such Payment Date), (B) the Class Note Balance of the Class M-1 Notes (after giving effect to payment of the Class M-1 Principal Payment Amount for such Payment Date), (C) the Class Note Balance of the Class M-2 Notes (after giving effect to payment of the Class M-2 Principal Payment Amount for such Payment Date), (D) the Class Note Balance of the Class M-3 Notes (after giving effect to payment of the Class M-3 Principal Payment Amount for such Payment Date), (E) the Class Note Balance of the Class M-4 Notes (after giving effect to payment of the Class M-4 Principal Payment Amount for such Payment Date), (F) the Class Note Balance of the Class M-5 Notes (after giving effect to payment of the Class M-5 Principal Payment Amount for such Payment
Date), (G) the Class Note Balance of the Class M-6 Notes (after giving effect to payment of the Class M-6 Principal Payment Amount for such Payment Date) and (H) the Class Note Balance of the Class M-7 Notes immediately prior to such Payment Date over (2) the lesser of (A) 95.90% of the Pool Balance as of the last day of the related Due Period, minus the Subordination Required Overcollateralization Amount for that Payment Date and (B) the Pool Balance as of the last day of the related Due Period minus the OC Floor.

                  "Class M-8 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class M-8 Note.

                  "Class M-8 Principal Payment Amount": As to any Payment Date on or after the Stepdown Date, (x) 100% of the Principal Payment Amount if the aggregate Class Note Balances of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Notes have been reduced to zero and a Delinquency Event exists, or (y) if the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Notes are outstanding and a Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Note Balance of the Senior Notes (after giving effect to payments of the Senior Principal Payment Amount for such Payment Date), (B) the Class Note Balance of the Class M-1 Notes (after giving effect to payment of the Class M-1 Principal Payment Amount for such Payment Date), (C) the Class Note Balance of the Class M-2 Notes (after giving effect to payment of the Class M-2 Principal Payment Amount for such Payment Date), (D) the Class Note Balance of the Class M-3 Notes (after giving effect to payment of the Class M-3 Principal Payment Amount for such Payment Date), (E) the Class Note Balance of the Class M-4 Notes (after giving effect to payment of the Class M-4 Principal Payment Amount for such Payment Date), (F) the Class Note Balance of the Class M-5 Notes (after giving effect to payment of the Class M-5 Principal Payment Amount for such Payment Date), (G) the Class Note Balance of the Class M-6 Notes (after giving effect to payment of the Class M-6 Principal Payment Amount for such Payment Date), (H) the Class Note Balance of the Class M-7 Notes (after giving effect to payment of the Class M-7 Principal Payment Amount) and (I) the Class Note Balance of the Class M-8 Notes immediately prior to such Payment Date over
(2) the lesser of (A) 97.60% of the Pool Balance as of the last day of the related Due Period, minus the Subordination Required Overcollateralization Amount for that Payment Date and (B) the Pool Balance as of the last day of the related Due Period minus the OC Floor.

                  "Class M-9 Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class M-9 Note.

                  "Class M-9 Principal Payment Amount": As to any Payment Date on or after the Stepdown Date, (x) 100% of the Principal Payment Amount if the aggregate Class Note Balances of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Notes have been reduced to zero and a Delinquency Event exists, or (y) if the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Notes are outstanding and a Delinquency Event is not in effect: the excess of (1) the sum of (A) the aggregate Class Note Balance of the Senior Notes (after giving effect to payments of the Senior Principal Payment Amount for such Payment
Date), (B) the Class Note Balance of the Class M-1 Notes (after giving effect to payment of the Class M-1 Principal Payment Amount for such Payment Date), (C) the Class Note Balance of the Class M-2 Notes (after giving effect to payment of the Class M-2 Principal Payment Amount for such Payment Date), (D) the Class Note Balance of the Class M-3 Notes (after giving effect to payment of the Class M-3 Principal Payment Amount for such Payment Date), (E) the Class Note Balance of the Class M-4 Notes (after giving effect to payment of the Class M-4 Principal Payment Amount for such Payment Date), (F) the Class Note Balance of the Class M-5 Notes (after giving effect to payment of the Class M-5 Principal Payment Amount for such Payment Date), (G) the Class Note Balance of the Class M-6 Notes (after giving effect to payment of the Class M-6 Principal Payment Amount for such Payment Date), (H) the Class Note Balance of the Class M-7 Notes (after giving effect to payment of the Class M-7 Principal Payment Amount), (I) the Class Note

Balance of the Class M-8 Notes (after giving effect to payment of the Class M-8 Principal Payment Amount) and (J) the Class Note Balance of the Class M-9 Notes immediately prior to such Payment Date over (2) the lesser of (A) 100.00% of the Pool Balance as of the last day of the related Due Period, minus the Subordination Required Overcollateralization Amount for that Payment Date and
(B) the Pool Balance as of the last day of the Due Period minus the OC Floor.

                  "Class Monthly Interest Amount": As to any Payment Date and Class of Offered Notes, interest for the related Interest Period at the related Note Rate on the related Class Note Balance immediately prior to that Payment Date.

                  "Class N Interest Rate Cap Agreement": The interest rate cap agreement relating to the Class N Notes, dated March 31, 2005 between the Cap Provider and the Indenture Trustee, on behalf of the Trust, substantially in the form of Exhibit D-2.

                  "Class N Interest Payment Amount": With respect to the Class N Notes and any Payment Date, an amount equal to interest accrued during the related Interest Period on the outstanding Note Balance at the Note Rate, plus all interest accrued for prior Interest Periods but not paid on the related Payment Dates or any Payment Dates subsequent thereto (together with interest thereon at the Note Rate).

                  "Class N Interest Shortfall": With respect to any Payment Date, an amount equal to the Class N Interest Payment Amount for such Payment Date less Available Funds remaining after payments pursuant to Section 3.05(b)(i), Section 3.05(b)(ii) and Section 3.05(c)(1) through (15) hereof.

                  "Class N Note": Any Note executed and authenticated by the Securities Administrator substantially in the form attached hereto as Exhibit A and designated as a Class N Note.

                  "Class N Principal Payment Amount": With respect to the Class N Notes and any Payment Date, the lesser of (i) the outstanding Note Balance immediately prior to such Payment Date and (ii) any Available Funds remaining after the payment of the Class N Interest Payment Amount for such Payment Date.

                  "Class Note Balance": As of any date of determination and Class of Offered Notes or the Class N Notes, the Original Class Note Balance for such Class reduced by the sum of all amounts previously paid to the Noteholders of such Class in respect of principal from the Group I Principal Payment Amount or Group II Principal Payment Amount, as applicable, on all previous Payment Dates and, in the case of any Class of Mezzanine Notes, reduced by any related Applied Realized Loss Amounts allocated to such Class on prior Payment Dates; provided, however, if the context so specifies, the Class Note Balance will also be reduced by all payments of principal and allocations of related Applied Realized Loss Amounts on the Payment Date that is the date of determination.

                  "Class Principal Carryover Shortfall": As to any Class of Mezzanine Notes and any Payment Date, the excess, if any, of (i) the sum of (x) the amount of the reduction in the Class Note Balance of that Class of Mezzanine Notes on such Payment Date and (y) the amount of such reductions contemplated by clause (x) above on prior Payment Dates over
(ii) the amount distributed in respect of such reductions of principal thereof on prior Payment Dates.

                  "Closing Date":  March 31, 2005.

                  "Code": The Internal Revenue Code of 1986.

                  "Collateral": The meaning specified in the Granting Clause of the Indenture.

                  "Collection Account": The custodial account or accounts created and maintained for the benefit of the Noteholders pursuant to Section 3.02(b) of the Servicing Agreement. The Collection Account shall be an Eligible Account.

                  "Combined Loan-to-Value Ratio" or "CLTV": With respect to any Mortgage Loan that is not secured by a first priority lien on the Mortgaged Property, the sum of the original principal balance of such Mortgage Loan and the outstanding principal balance of the related First Lien, if any, as of the date of origination of the Mortgage Loan, divided by the Appraised Value.

                  "Compensating Interest": As to any Payment Date, the amount calculated pursuant to Section 3.14 of the Servicing Agreement.

                  "Cooperative Corporation": The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

                  "Cooperative Loan": Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

                  "Cooperative Property": The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

                  "Cooperative Shares": Shares issued by a Cooperative Corporation.

                  "Cooperative Unit": A single-family dwelling located in a Cooperative Property.

                  "Corporate Trust Office": The designated offices of the Securities Administrator at which at any particular time its corporate trust business with respect to this Indenture shall be administered, which offices at the date of the execution of this Indenture are located for Note transfer purposes at: Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0113, Attention: Corporate Trust Services--Renaissance HEL Trust 2005-1 and for all other purposes at: P.O. Box 98, Columbia, Maryland 21046,
Attention: Corporate Trust Services--Renaissance HEL Trust 2005-1 or in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045,
Attention: Corporate Trust Services--Renaissance HEL Trust 2005-1 and which are the respective addresses to which notices to and correspondence with the Securities Administrator should be directed; and the designated office of the Indenture Trustee at which at any particular time its corporate trust business with respect to this Indenture shall be administered, which office at the date of the execution of this Indenture is located at 452 Fifth Avenue, New York, New York 10018, Attention: Corporate Trust/Renaissance HEL Trust 2005-1, and which is the address to which notices to and correspondence with the Indenture Trustee should be directed.

                  "Cumulative Loss Event": For any Payment Date in the applicable period below, if Cumulative Net Losses exceed the applicable percentage set forth below for the related Payment Date:


                      NUMBER OF
                    PAYMENT DATES                                         PERCENTAGES
                    -------------                                         -----------
          37 - 48                            2.50% for the first month plus an additional  1/12th of 1.75% for each month thereafter
          49 - 60                            4.25% for the first month plus an additional  1/12th of 1.25% for each month thereafter
          61 - 72                            5.50% for the first month plus an additional  1/12th of 0.75% for each month thereafter
          73 - 84                            6.25% for the first month plus an additional  1/12th of 0.25% for each month thereafter
          85 and thereafter                  6.50%

                  "Cumulative Net Losses": As of any date of determination, the aggregate of the Liquidation Loan Losses incurred from the Cut-Off Date through the end of the calendar month preceding such date of determination, expressed as a percentage of the related Cut-Off Date Pool Balance.

                  "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full or intended to cure a delinquency.

                  "Custodial Agreement": Any Custodial Agreement, as amended and supplemented from time to time, dated as of the date hereof, by and among the Indenture Trustee, the Seller, the Servicer, the Depositor, the Master Servicer and the Custodian substantially in the form set forth as Exhibit E.

                  "Custodian": The Person acting as custodian under a Custodial Agreement from time to time. As of the Closing Date, the initial Custodian shall be Wells Fargo Bank, N.A.

                  "Cut-Off Date": As to any Mortgage Loan, the later of (x) close of business on March 1, 2005 and (y) date of origination of such Mortgage Loan.

                  "Cut-Off Date Pool Balance": The aggregate Cut-Off Date Principal Balance of the Mortgage Loans (i.e., $749,999,268.08).

                  "Cut-Off Date Principal Balance": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the related Cut-Off Date after giving effect to payments of principal due on or before the Cut-Off Date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan).

                  "Default": Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

                  "Defective Mortgage Loan": Any Mortgage Loan subject to repurchase or substitution pursuant to Section 2.1(f), 3.1 or 3.2 of the Mortgage Loan Sale and Contribution Agreement.

                  "Definitive Notes": The meaning specified in Section 4.06 of the Indenture.

                  "Delinquency Amount": As to any Payment Date, the aggregate Principal Balance of the Mortgage Loans that are any of the following: (a) 60 or more days delinquent, (b) 60 or more days delinquent and in bankruptcy or foreclosure or (c) REO Property, in each case, as of the last day of the preceding month.

                  "Delinquency Event": A Delinquency Event shall be in effect on a Payment Date, if the related Three Month Delinquency Rate exceeds 44.50% of the Senior Enhancement Percentage for such Payment Date.

                  "Deposit Date": As to any Payment Date, the Business Day preceding such Payment Date.

                  "Depositor": Renaissance Mortgage Acceptance Corp., a Delaware corporation, or any successor thereto.

                  "Depository": The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Notes. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the UCC of the State of New York.

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": As to any Payment Date, the fourth Business Day preceding such Payment Date.

                  "Due Date": As to any Mortgage Loan, the day of the month on which the Monthly Payment is due from the Mortgagor.

                  "Due Period": With respect to each Payment Date, the period from and including the second day of the month preceding the month in which such Payment Date occurs to and including the first day of the month of such Payment Date.

                  "Electronic Ledger": The electronic master record of home equity mortgage loans maintained by the Seller.

                  "Eligible Account": A segregated account that is (i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies and whose accounts are insured to the maximum extent provided by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation and which has a minimum long-term unsecured debt rating of "A" by S&P and "A2" by Moody's, and which is any of (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (C) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (D) a principal subsidiary of a bank holding company; (ii) a segregated trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity; (iii) maintained at Wells Fargo Bank, N.A., so long as its debt obligations at the time of any deposit therein have a short-term debt rating of at least "A-1" for S&P and "P-1" for Moody's; or (iv) otherwise acceptable to each Rating Agency as evidenced by a letter from each Rating Agency to the Securities Administrator, without reduction or withdrawal of the then current ratings of the Notes.

                  "Eligible Investments": One or more of the following (excluding any callable investments purchased at a premium):

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase agreements on obligations specified in clause
(i) maturing not more than three (3) months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category (which is "A-1+" for S&P and "P-1" for Moody's);

                  (iii) certificates of deposit, time deposits and bankers' acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by S&P and Moody's in their respective highest unsecured short-term debt rating category;

                  (iv) commercial paper (having original maturities of not more than ninety (90) days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by S&P and Moody's in their respective highest short term rating categories;

                  (v) short term investment funds ("STIFS") sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in their respective highest rating category of long term unsecured debt;

                  (vi) interests in any money market fund which at the date of acquisition of the interests in such fund including any such fund that is managed by the Indenture Trustee or the Securities Administrator or an Affiliate of the Indenture Trustee or the Securities Administrator or for which the Indenture Trustee or the Securities Administrator or an Affiliate of the Indenture Trustee or the Securities Administrator acts as advisor and throughout the time as the interest is held in such fund has a rating of "AAA" by S&P or "Aaa" by Moody's ; and

                  (vii) other obligations or securities that are acceptable to each Rating Agency as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Notes, as evidenced by a letter to such effect from such Rating Agency and with respect to which the Indenture Trustee and the Securities Administrator have received confirmation that, for tax purposes, the investment complies with the last clause of this definition;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity; and provided further, that if S&P is rating any of the Notes, an instrument described hereunder shall be rated the applicable rating of S&P set forth above.

                  "Eligible Substitute Mortgage Loan": A Mortgage Loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution: (i) have an outstanding Principal Balance after deducting all scheduled principal payments due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of and not less than 95% of the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) if such Defective Mortgage Loan is an adjustable-rate Mortgage Loan, have a Loan Rate based on the same Loan Index with adjustments to such Loan Rate made on the same interval between Interest Rate Adjustment Dates as that of the Defective Mortgage Loan and have a Margin that is not less than the Margin of the Defective Mortgage Loan and not more than one hundred (100) basis points higher than the Margin for the Defective Mortgage Loan; (iv) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust; (v) have a remaining term to maturity not more than six (6) months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (vi) comply with each representation and warranty set forth in the Mortgage Loan Sale and Contribution Agreement (deemed to be made as of the date of substitution); (vii) have an original CLTV not greater than that of the Defective Mortgage Loan; (viii) if such Defective Mortgage Loan is an adjustable-rate Mortgage Loan, have a Lifetime Rate Cap and a Periodic Rate Cap no lower than the Lifetime Rate Cap and Periodic Rate Cap, respectively, applicable to such Defective Mortgage Loan;
(ix) have a credit
risk not less than the credit risk of the Defective Mortgage Loan; and (x) be of the same type of Mortgaged Property as the Defective Mortgage Loan or a detached single family residence. More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Escrow Repair Loan": A Mortgage Loan as to which the Servicer holds a portion of the proceeds in escrow pending repair of the related Mortgaged Property as specified in the related Mortgage and Mortgage Note.

                  "Event of Default": With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) a failure by the Issuer to pay (a) with respect to the Offered Notes, (1) the Class Monthly Interest Amount or the Group I Principal Payment Amount or the Group II Principal Payment Amount on any Payment Date, which failure is not cured within 3 Business Days or (2) the Class Interest Carryover Shortfall, but only, with respect to clause (2), to the extent funds are available to make such payment as provided in the Indenture or (b) with respect to the Class N Notes, all interest and principal due on the Class N Notes by the Final Stated Maturity Date; or

                  (ii) the failure by the Issuer on the Final Stated Maturity Date to reduce the Note Balance of any of the Notes to zero; or

                  (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the aggregate Note Balance of the Outstanding Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

                  (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

                  "Excess Interest": As to any Payment Date and the Offered Notes, the Available Funds remaining after the application of payments pursuant to Section 3.05(b)(iii)(1) through (12).

                  "Excess Overcollateralization Amount": As to any Payment Date, the lesser of (i) the Aggregate Principal Amount for such Payment Date and (ii) the excess, if any, of (x) the

Overcollateralization Amount (assuming 100% of the Aggregate Principal Amount is paid on the Offered Notes) over (y) the Required Overcollateralization Amount.

                  "Exchange Act": As defined in Section 3.13 of the Servicing Agreement.

                  "Expenses": The meaning specified in Section 7.02 of the Trust Agreement.

                  "Fannie Mae": Fannie Mae, formerly known as the Federal National Mortgage Association, or any successor thereto.

                  "FDIC": The Federal Deposit Insurance Corporation or any successor thereto.

                  "Final Stated Maturity Date": The Payment Date in May 2035.

                  "First Lien": With respect to any Mortgage Loan which is a second priority lien, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

                  "Fixed Rate Notes": The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class M Notes.

                  "Foreclosure Profits": With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid (or advanced and not reimbursed) through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

                  "Freddie Mac": Freddie Mac (also known as the Federal Home Loan Mortgage Corporation).

                  "GAAP": United States generally accepted accounting principles as in effect from time to time, consistently applied.

                  "Grant": Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Group I Available Funds Rate": For any Payment Date with respect to the Group I Notes, a per annum rate equal to the product of (x) the weighted average of the Adjusted Net Mortgage Rates of the then outstanding Group I Mortgage Loans, weighted based on their

Principal Balances as of the first day of the calendar month preceding the month in which the Payment Date occurs multiplied by a fraction the numerator of which is the aggregate Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans as of the last day of the prior Due Period and the denominator of which is the aggregate Note Balance of the Offered Notes immediately prior to such Payment Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Period.

                  "Group I Basis Risk Shortfall Amount": As to any Payment Date and any Class of Group I Notes, the sum of (i) the excess, if any, of the related Class Monthly Interest Amount, calculated at the lesser of clause (x) or
(y) of the applicable Note Rate over the Class Monthly Interest Amount for such Payment Date, (ii) any excess described in clause (i) remaining unpaid from prior Payment Dates and (iii) interest on the amount in clause (ii) for the related Interest Period calculated at the lesser of clause (x) or (y) of the applicable Note Rate.

                  "Group I Notes":  The Class AV Notes.

                  "Group I Parity Amount": For any Payment Date, the greater of
(i) zero and (ii) the excess, if any, of (x) the aggregate Class Note Balance of the Group I Notes immediately prior to such Payment Date over (y) the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period.

                  "Group I Principal Payment Amount": With respect to any Payment Date, the lesser of (A) the greatest of (1) the product of (x) the Senior Principal Payment Amount for such Payment Date and (y) a fraction, the numerator of which is the excess of (i) the aggregate Principal Balance of the Group I Mortgage Loans as of the first day of the related Due Period over (ii) the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period, and the denominator of which is the excess of (i) the Pool Balance as of the first day of the related Due Period over (ii) the Pool Balance as of the last day of the related Due Period, (2) the Group I Parity Amount and (3) the excess of (i) the Senior Principal Payment Amount for such Payment Date over (ii) the aggregate Class Note Balance of the Group II Notes immediately prior to such Payment Date and (B) the aggregate Class Note Balance of the Group I Notes immediately prior to such Payment Date.

                   "Group II Available Funds Rate": For any Payment Date with respect to the Class AF-1 Notes, a per annum rate equal to the product of (x) the weighted average of the Adjusted Net Mortgage Rates of the then outstanding Group II Mortgage Loans, weighted based on their Principal Balances as of the first day of the calendar month preceding the month in which the Payment Date occurs multiplied by a fraction the numerator of which is the aggregate Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans as of the last day of the prior Due Period and the denominator of which is the aggregate Note Balance of the Offered Notes immediately prior to such Payment Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Period.

                  "Group II Basis Risk Shortfall Amount": As to any Payment Date and the Class AF-1 Notes, the sum of (i) the excess, if any, of the related Class Monthly Interest Amount, calculated at the lesser of clause (x) or (y) of the applicable Note Rate, over the Class Monthly

Interest Amount for such Payment Date, (ii) any excess described in clause (i) remaining unpaid from prior Payment Dates and (iii) interest on the amount in clause (ii) for the related Interest Period calculated at the lesser of clause
(x) or (y) of the applicable Note Rate.

                  "Group II Notes":  The Class AF Notes.

                  "Group II Principal Payment Amount": With respect to any Payment Date, the excess of (1) the Senior Principal Payment Amount for such Payment Date and (2) the Group I Principal Payment Amount for such Payment Date.

                  "High Cost Home Loan": A Mortgage Loan classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, (b) a "high cost," "threshold," "covered," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a "High Cost Loan" or "Covered Loan" as defined in the current S&P LEVELS(R) Glossary.

                  "Indemnified Party": The meaning specified in Section 7.02 of the Trust Agreement.

                  "Indenture": The indenture dated as of March 31, 2005, among the Issuer, the Indenture Trustee and the Securities Administrator, relating to the Renaissance Home Equity Loan Trust 2005-1, Home Equity Loan Asset-Backed Notes, Series 2005-1.

                  "Indenture Trustee": HSBC Bank USA, National Association, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

                  "Independent": When used with respect to any specified Person, the Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Servicer, the Master Servicer, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Servicer, the Master Servicer, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Servicer, the Master Servicer, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "Independent Certificate": A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an independent appraiser or other expert appointed by an Issuer Request, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "Initial Deposit":  $731.92.

                  "Initial Note Balance": As set forth in Section 2.02 of the Indenture.

                  "Insurance Proceeds": Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan or Mortgaged Property, or amounts required to be paid by the Servicer pursuant to Section 3.05 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

                  "Interest Period": With respect to the Adjustable Rate Notes, the period from the preceding Payment Date (or in the case of the first Payment Date, from the Closing Date) through the day preceding the applicable Payment Date, calculated on the basis of a 360-day year and the actual number of days in the applicable Interest Period. With respect to the Fixed Rate Notes and any Payment Date, the calendar month preceding the month in which such Payment Date occurs, which such calendar month shall be deemed to have 30 days.

                  With respect to the Class N Notes and any Payment Date other than the Payment Date in April 2005, the period from and including the Payment Date occurring in the immediately preceding month and ending on the day immediately preceding such Payment Date. With respect to the Class N Notes and the Payment Date in April 2005, the period from and including the Closing Date and ending on April 24, 2005. Notwithstanding the foregoing, each Interest Period for the Class N Notes will be calculated on the basis of a 360-day year comprised of twelve 30-day months, and, after the first Interest Period, will be deemed to be 30 days, regardless of its actual length.

                  "Interest Rate Adjustment Date": With respect to each adjustable-rate Mortgage Loan, the date or dates on which the Loan Rate is subject to adjustment in accordance with the related Mortgage Note.

                  "Interest Rate Cap Payment Date": The date set forth in the Class AF-1 Interest Rate Cap Agreement or the Class N Interest Rate Cap Agreement, as applicable, as the monthly date on which the related Cap Provider is required to make a payment, if any, to the Trust.

                  "Interest Rate Cap Termination Date": With respect to the Class AF-1 Interest Rate Cap Agreement, the Interest Rate Cap Payment Date in October 2006 after any required payment is made. With respect to the Class N Interest Rate Cap Agreement, the Interest Rate Cap Payment Date in November 2006 after any required payment is made.

                  "Interest Remittance Amount": As of any Payment Date and each Loan Group, the portion of the Available Funds that constitutes amounts in respect of interest.

                  "Investment Company Act": The Investment Company Act of 1940, as amended, and any amendments thereto.

                  "IRS": The Internal Revenue Service.

                  "Issuer": Renaissance Home Equity Loan Trust 2005-1, a Delaware statutory trust, or its successor in interest.

                  "Issuer Request": A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  "LIBOR Business Day": Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

                  "Lien": Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 5.04 of the Servicing Agreement shall not be deemed to constitute a Lien.

                  "Lifetime Rate Cap": With respect to each adjustable-rate Mortgage Loan, the maximum Loan Rate permitted over the life of such Mortgage Loan, as provided by the terms of the related Mortgage Note.

                  "Liquidated Mortgage Loan": As to any Payment Date, a Mortgage Loan with respect to which the Servicer has determined, in accordance with the servicing procedures specified herein as of the end of the preceding related Prepayment Period, that all Liquidation Proceeds which it expects to recover with respect to such Mortgage Loan (including the disposition of the related REO Property) have been received.

                  "Liquidation Loan Losses": For each Liquidated Mortgage Loan the amount, if any, by which the Principal Balance thereof plus accrued and unpaid interest thereon is in excess of the Net Liquidation Proceeds realized with respect thereto.

                  "Liquidation Proceeds": Proceeds (including Insurance Proceeds) received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise, other than Recoveries.

                  "Loan Group":  Either Loan Group I or Loan Group II.

                  "Loan Group I": The Mortgage Loans identified on the Mortgage Loan Schedule as being part of Loan Group I.

                  "Loan Group II": The Mortgage Loans identified on the Mortgage Loan Schedule as being part of Loan Group II.

                  "Loan Index": With respect to each Interest Rate Adjustment Date for each adjustable-rate Mortgage Loan that is identified on the Mortgage Loan Schedule as having a LIBOR Loan Index, the average of the interbank offered rate for six-month U.S. dollar denominated deposits in the London Market, as determined according to the terms of the related Note.

                  "Loan Rate": With respect to any Mortgage Loan as of any day, the per annum rate of interest applicable under the related Mortgage Note to the calculation of interest for such day on the Principal Balance.

                  "Maintenance": With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

                  "Majority Certificateholder": A Holder of a 50.01% or greater Certificate Percentage Interest of the Certificates.

                  "Margin": As to any adjustable-rate Mortgage Loan, the percentage set forth as the "Margin" for such Mortgage Loan on the Mortgage Loan Schedule.

                  "Master Servicer": Wells Fargo Bank, N.A., a national banking association or any successor thereto or any successor under the Servicing Agreement.

                  "Master Servicer Event of Default": As defined in Section 6.03 of the Servicing Agreement.

                  "Master Servicing Fee": As to each Payment Date and each Mortgage Loan, the monthly fee payable to the Master Servicer, which is calculated as an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Principal Balance thereof at the beginning of the related Due Period.

                  "Master Servicing Fee Rate": For any Payment Date, 0.017% per annum.

                  "Master Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans whose name and specimen signature appear on a list of master servicing officers furnished to the Indenture Trustee and the Securities Administrator by the Master Servicer, as such list may be amended from time to time.

                  "MERS": Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  "MERS Mortgage Loan": Any Mortgage Loan registered with MERS on the MERS System.

                  "MERS(R) System": The system of recording transfers of mortgages electronically maintained by MERS.

                  "Mezzanine Notes": The Class M-1 Notes, the Class M-2 Notes, the Class M-3 Notes, the Class M-4 Notes, the Class M-5 Notes, the Class M-6 Notes, the Class M-7 Notes, the Class M-8 Notes and the Class M-9 Notes.

                  "MIN": The Mortgage Identification Number for any MERS Mortgage Loan.

                  "MOM Loan": Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

                  "Monthly Advance": An advance made by the Servicer or the Master Servicer pursuant to Section 3.15 or Section 4.13 of the Servicing Agreement, respectively.

                  "Monthly Payment": The scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan.

                  "Moody's": Moody's Investors Service, Inc. or its successor in interest.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

                  "Mortgage File": The mortgage documents listed in Section 2.1 of the Mortgage Loan Sale and Contribution Agreement pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Mortgage Loan Sale and Contribution Agreement.

                  "Mortgage Loan Sale and Contribution Agreement": The mortgage loan sale and contribution agreement, dated March 31, 2005, between the Seller and the Depositor.

                  "Mortgage Loan Schedule": With respect to any date, the schedule of Mortgage Loans constituting assets of the Trust, which on the Closing Date shall be the schedule set forth herein as Exhibit B, which schedule sets forth as to each Mortgage Loan: (i) the Cut-Off Date Principal Balance,
(ii) the account number, (iii) the original principal amount, (iv) the CLTV as of the date of the origination of the related Mortgage Loan, (v) the Due Date,
(vi) the Loan Rate as of the Cut-Off Date, (vii) the first date on which a Monthly Payment is or was due under the Mortgage Note, (viii) the original stated maturity date of the Mortgage Note and if the Mortgage Loan is a Balloon Loan, the amortization terms, (ix) the remaining number of months to maturity as of the Cut-Off Date, (x) the state in which the related Mortgaged Property is situated, (xi) the type of property, (xii) the lien status, (xiii) whether the Mortgage Loan is a MERS Mortgage Loan and, if so, its corresponding MIN, (xiv) the applicable Loan Group and (xv) with respect to each adjustable-rate Mortgage Loan, (a) the Periodic Rate Cap, (b) the Margin, (c) the Lifetime Rate Cap and
(d) the next Interest Rate Adjustment Date after the Cut-Off Date. The Seller shall indicate to the Indenture Trustee, Master Servicer and Securities Administrator which Mortgage Loans, if any, are Cooperative Loans. The Mortgage Loan Schedule will be amended by the Seller from time to time to reflect the substitution of an Eligible Substitute Mortgage Loan for a Defective Mortgage Loan from time to time hereunder.

                  "Mortgage Loans": The mortgage loans that are transferred and assigned to the Indenture Trustee, on behalf of the Trust, on the Closing Date, together with the Related Documents, and are held by the Custodian on behalf of the Indenture Trustee as a part of the Trust, exclusive of Mortgage Loans that are transferred to the Seller or the Servicer, as the case may be, from time to time pursuant to Section 2.1(f) or 3.2 of the Mortgage Loan Sale and Contribution Agreement or Section 3.16 of the Servicing Agreement, such mortgage loans originally so held being identified in the Mortgage Loan Schedule, set forth on Exhibit B hereto, delivered on the Closing Date.

                  "Mortgage Note": With respect to a Mortgage Loan, the note pursuant to which the related mortgagor agrees to pay the indebtedness evidenced thereby which is secured by the related Mortgage.

                  "Mortgaged Property": The underlying property, including real property and improvements thereon, securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

                  "Mortgagor":  The obligor or obligors under a Mortgage Note.

                  "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of unreimbursed Servicing Fees, Master Servicing Fees, Servicing Advances and Monthly Advances with respect thereto.

                  "Ninety Day Delinquency Rate": As to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Balances of (a) Mortgage Loans that are ninety (90) or more days delinquent as of the last day of the related Prepayment Period, (b) all REO Property and (c) Mortgage Loans in foreclosure or in bankruptcy and the denominator of which is the Pool Balance as of the last day of the related Due Period.

                  "Nonrecoverable Advances": With respect to any Mortgage Loan,
(i) any Servicing Advance or Monthly Advance previously made and not reimbursed pursuant to Section 3.03(ii) or Section 4.13 of the Servicing Agreement or (ii) a Servicing Advance or Monthly Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer or the Master Servicer, as applicable, as evidenced by an Officer's Certificate delivered to the Seller, the Master Servicer, the Securities Administrator and the Indenture Trustee no later than the Business Day following such determination, would not be ultimately recoverable pursuant to Section 3.03(ii) or Section 4.13 of the Servicing Agreement.

                  "Note":  Any Offered Note or Class N Note.

                  "Note Balance": As of any date of determination, the aggregate Class Note Balance of the Offered Notes or the Class N Notes, as applicable.

                  "Note Group":  Either the Group I or the Group II Notes.

                  "Note Index": The rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of any Interest Period relating to the Adjustable Rate Notes. "Telerate Page 3750" means the display designated as page 3750 on Bridge Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page or such other page as may replace that page on that service (or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Securities Administrator after consultation with the Seller), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, the Note Index will be the Note Index applicable to the preceding Payment Date. On the second LIBOR Business Day immediately preceding each Payment Date, the Securities Administrator shall determine the Note Index for the Interest Period commencing on such Payment Date and inform the Seller and the Servicer of such rate.

                  "Note Margin": As to any Adjustable Rate Note, the respective amount set forth below:


                        CLASS                        NOTE MARGIN
                        -----                        -----------
                                                 (1)             (2)
                         AV-1                  0.120%           0.240%
                         AV-2                  0.220%           0.440%
                         AV-3                  0.330%           0.660%
                         AF-1                  0.130%           0.260%

                  ----------
                  (1) On or before the Optional Termination Date.
                  (2) After the Optional Termination Date.

                  "Note Owner": The Person who is the beneficial owner of a Book-Entry Note.

                  "Note Rate": As to any Class of Notes, the respective per annum rate set forth or described below:

                      CLASS                       NOTE RATE
                      -----                       ---------
                       AV-1                          (1)
                       AV-2                          (1)
                       AV-3                          (1)
                       AF-1                          (1)
                       AF-2                       4.263%(2)
                       AF-3                       4.456%(2)
                       AF-4                       5.016%(2)
                       AF-5                       5.451%(2)
                       AF-6                       4.970%(2)
                       M-1                        5.357%(2)
                       M-2                        5.405%(2)
                       M-3                        5.505%(2)
                       M-4                        5.604%(2)
                       M-5                        5.673%(2)
                       M-6                        5.750%(2)
                       M-7                        5.750%(2)
                       M-8                        5.750%(2)
                       M-9                        5.550%(2)
                        N                           4.750%
                  -----------------
                  (1) As to any Payment Date, the least of (i) the Note Index plus the applicable Note Margin, (ii) 14.32% (with respect to the Class AV Notes) and 10.00% (with respect to the Class AF-1 Notes for each Payment Date through the 19th Payment Date and 7.12% for each Payment Date thereafter) and (iii) the related Available Funds Rate.
                  (2) As to (i) any Payment Date before the Optional Redemption
                      Date, the lesser of (a) the fixed rate of interest shown above and (b) the related Net Rate Cap and (ii) any Payment Date after the Optional Redemption Date, the lesser of (a) the sum of the fixed interest rate shown above and 0.50% and (b) the related Net Rate Cap.

                  "Note Register and Note Registrar": The register maintained and the registrar appointed pursuant to Section 4.02.

                  "Noteholder or Holder": The Person in whose name a Note is registered in the Note Register, except that, solely for the purpose of giving any consent, direction, waiver or request pursuant to this Indenture, (x) any Note registered in the name of the Seller or the Depositor or any Person known to a Responsible Officer to be an Affiliate of the Seller or the Depositor and
(y) any Note for which the Seller or the Depositor or any Person known to a Responsible Officer to be an Affiliate of the Seller or the Depositor is the Note Owner or Holder shall be deemed not to be outstanding (unless to the knowledge of a Responsible Officer (i) the Seller or such Affiliate is acting as trustee or nominee for a Person who is not an Affiliate of such Seller or the Depositor and who makes the voting decision with respect to such Notes or (ii) the Seller or the Depositor or such Affiliate is the Note Owner or Holder of all the Notes of a Class, but only with respect to the Class as to which the Seller or the Depositor or such Affiliate owns all the Notes) and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, direction, waiver or request has been obtained.

                  "OC Floor": An amount equal to 0.50% of the Cut-Off Date Pool Balance.

                  "Offered Notes":  The Senior Notes and the Mezzanine Notes.

                  "Officer's Certificate": A certificate signed by the President, an Executive Vice President, a Senior Vice President, a First Vice President, a Vice President, Assistant Vice President, the Treasurer, Assistant Treasurer, Assistant Secretary, Controller or Assistant Controller of the Servicer or the Master Servicer and delivered to the Indenture Trustee, the Master Servicer, the Securities Administrator or the Custodian. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer.

                  "Opinion of Counsel": A written opinion of counsel reasonably acceptable to the Indenture Trustee and the Securities Administrator, who may be in-house counsel for the Servicer, the Master Servicer, the Depositor or the Seller and who, in the case of opinions delivered to each Rating Agency, is reasonably acceptable to it.

                  "Optional Redemption Date": The Payment Date following the Due Period at the end of which the Pool Balance is less than 10% of the Cut-Off Date Pool Balance.

                  "Originator": Delta Funding Corporation, a New York corporation, or any successor thereto.

                  "Outstanding": With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

                  (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

                  "Outstanding Class Interest Carryover Shortfall": As to any Class of Offered Notes and any Payment Date, the amount of Class Interest Carryover Shortfall for such Payment Date.

                  "Overcollateralization Amount": As to any Payment Date, the excess, if any, of (i) the Pool Balance as of the end of the related Due Period over (ii) the aggregate Class Note Balance of the Offered Notes after giving effect to the payment of the Principal Payment Amount on such Payment Date.

                  "Ownership Interest": As to any Note or security interest in such Note, including any interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Owner Trust": The corpus of the Issuer created by the Trust Agreement which consists of items referred to in Section 3.01 of the Trust Agreement.

                  "Owner Trustee": Wilmington Trust Company, acting not in its individual capacity but solely as Owner Trustee, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

                  "Paying Agent": Any paying agent appointed pursuant to Section
3.03 of the Indenture.

                  "Payment Account": The account established and maintained by the Securities Administrator pursuant to Section 3.01. The Payment Account shall be an Eligible Account.

                  "Payment Date": The 25th day of each month, or, if such day is not a Business Day, then the next Business Day, beginning in April 2005.

                  "Percentage Interest": With respect to any Note, the percentage obtained by dividing the Note Balance of such Note by the aggregate Note Balances of all Notes of that Class. With respect to any Note, the percentage as stated on the face thereof.

                  "Periodic Rate Cap": With respect to each adjustable-rate Mortgage Loan with respect to which the related Mortgage Note provides for a periodic rate cap, the maximum percentage increase or decrease in the Loan Rate permitted for such Mortgage Loan over the Loan Rate in effect as of an Interest Rate Adjustment Date, as set forth on the Mortgage Loan Schedule.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

                  "Plan Assets": Assets of a Plan within the meaning of Department of Labor regulation 29 C.F.R.
ss. 2510.3-101.

                  "Pool Balance": With respect to any date of determination, the aggregate Principal Balance of the Mortgage Loans as of the applicable date.

                  "Prepayment Charge": As to a Mortgage Loan, any charge to be paid by a Mortgagor in connection with certain partial prepayments and all prepayments in full made during the related Prepayment Charge Period, the Prepayment Charges with respect to each applicable Mortgage Loan so held by the Trust being identified in the Prepayment Charge Schedule (other than any Prepayment Charge Payment Amount).

                  "Prepayment Charge Payment Amount": The amounts payable by the Seller or the Servicer, as the case may be, pursuant to Section 3.1 of the Mortgage Loan Sale and Contribution Agreement and Section 3.21 of the Servicing Agreement.

                  "Prepayment Charge Period": As to any Mortgage Loan, the period of time, if any, during which a Prepayment Charge may be imposed.

                  "Prepayment Charge Schedule": As of any date, the list of Mortgage Loans subject to Prepayment Charges included in the Trust on such date, attached hereto as Exhibit __ (including the prepayment charge summary attached thereto). The Prepayment Charge Schedule shall set forth the following information with respect to each such Mortgage Loan subject to a Prepayment
Charge:

                  (i) the Mortgage Loan account number;

                  (ii) a code indicating the type of Prepayment Charge;

                  (iii) the first date on which a Monthly Payment is or was due under the related Mortgage Note;

                  (iv) the original term of the Prepayment Charge;

                  (v) the Cut-Off Date Principal Balance of the related Mortgage Loan; and

                  (vi) the remaining term of the Prepayment Charge.

                  The Prepayment Charge Schedule shall be amended by the Seller and delivered to the Indenture Trustee, the Securities Administrator, the Master Servicer and the Servicer from time to time in accordance with the provisions of the Mortgage Loan Sale and Contribution Agreement, and the Indenture Trustee, the Securities Administrator, the Master Servicer and the

Servicer shall have no responsibility to recalculate or otherwise review the information set forth therein.

                  "Prepayment Interest Shortfall": With respect to any Payment Date, for each Mortgage Loan that was the subject during the related Prepayment Period of a voluntary Principal Prepayment (other than Principal Prepayments in full that occur during the portion of the related Prepayment Period that is in the same calendar month as the Payment Date), an amount equal to the excess, if any, of (i) 30 days of accrued interest on the Principal Balance of such Mortgage Loan at the Loan Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act), net of the Servicing Fee Rate (which shall constitute payment of the Servicing Fee with respect to such Mortgage Loan), with respect to the Servicer's obligation in respect of any Prepayment Interest Shortfall and net of the Master Servicing Fee Rate (which shall constitute payment of the Master Servicing Fee with respect to such Mortgage Loan), with respect to the Master Servicer's obligation in respect of any Prepayment Interest Shortfall, over (ii) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment.

                  "Prepayment Period": With respect to any Payment Date and any Principal Prepayment in full, the period from the 16th day of the calendar month preceding the month in which such Payment Date occurs (or in the case of the first Payment Date, from the related Cut-off Date) through the 15th day of the month in which such Payment Date occurs. With respect to any Payment Date and any Curtailment, the calendar month preceding such Payment Date.

                  "Principal Balance": With respect to any date and as to any Mortgage Loan, other than a Liquidated Mortgage Loan, the related Cut-Off Date Principal Balance, minus all collections credited against the Cut-Off Date Principal Balance of such Mortgage Loan, as of such date. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

                  "Principal Payment Amount": With respect to any Payment Date, the lesser of (1) the aggregate Class Note Balance of the Offered Notes immediately preceding such Payment Date and (2) the sum of (x) the Aggregate Principal Amount for such Payment Date minus the Excess Overcollateralization Amount, if any, for such Payment Date and (y) the Subordination Increase Amount, if any, for such Payment Date. On the first Payment Date, the Principal Payment Amount will also include the Initial Deposit.

                  "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full (without regard to any Prepayment Charge that may have been collected by the Servicer in connection with such payment of principal).

                  "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

                  "Proprietary Lease": With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

                  "Prospectus": The base prospectus of the Depositor dated March 29, 2005.

                  "Prospectus Supplement": The prospectus supplement dated March 29, 2005 relating to the offering of the Offered Notes.

                  "Purchase Price": As to any Mortgage Loan repurchased on any date pursuant to Section 2.1(f) or 3.1 of the Mortgage Loan Sale and Contribution Agreement or Section 3.16 of the Servicing Agreement, an amount equal to the sum of (i) the unpaid Principal Balance thereof, (ii) the greater of (a) all unpaid accrued interest thereon to the end of the Due Period preceding the Payment Date on which such Purchase Price is included in Available Funds and (b) thirty (30) days' interest thereon, computed at the applicable Loan Rate; provided, however, that if the purchaser is the Servicer, the amount described in clause (ii) shall be computed at the Loan Rate net of the Servicing Fee Rate (which shall constitute payment of the Servicing Fee with respect to such Mortgage Loan), (iii) if the purchaser is the Seller, (x) any unreimbursed Servicing Advances with respect to such Mortgage Loan and (y) expenses reasonably incurred or to be incurred by the Servicer, the Master Servicer, the Securities Administrator, the Trust or the Indenture Trustee in respect of the breach or defect giving rise to the purchase obligation, including costs due to any violations of any predatory or abusive lending law and (iv) the amount of any penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses incurred by or imposed on the Indenture Trustee, the Servicer, the Master Servicer, the Securities Administrator or the Trust or with respect to which any of them are liable arising from a breach by the Seller of its representations and warranties in the Mortgage Loan Sale and Contribution Agreement.

                  "Rating Agency": Initially Moody's and S&P, and their successors and assigns. If such agency or a successor is no longer in existence, "Rating Agency" shall include such other statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee and the Securities Administrator. References herein to the highest short term unsecured rating category of a Rating Agency shall mean "A-1" or better in the case of S&P and "P-1" or better in the case of Moody's. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of S&P and "Aaa" in the case of Moody's.

                  "Recognition Agreement": With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan, which establishes the rights of such originator in the Cooperative Property.

                  "Record Date": As to the Fixed Rate Notes and any Payment Date, the last Business Day of the month immediately preceding the month in which the related Payment Date occurs. As to the Adjustable Rate Notes and Class N Notes and any Payment Date, the Business Day preceding such Payment Date (except in the case of the first Payment Date, for which the Record Date shall be the Closing Date); provided, however, that if the Adjustable Rate Notes or the Class N Notes are no longer Book-Entry Notes, the "Record Date" shall be the last Business Day of the month immediately preceding the month in which the related Payment Date occurs.

                  "Recovery": With respect to any Liquidated Mortgage Loan, an amount received in respect of principal on such Mortgage Loan which has previously been allocated as an Applied Realized Loss Amount to a Class or Classes of Notes net of reimburseable expenses.

                  "Redemption Price": As defined in Section 8.07 of the
Indenture.

                  "Reference Bank Rate": As to any Interest Period relating to the Adjustable Rate Notes as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Note Balance of the Adjustable Rate Notes; provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator after consultation with the Seller, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the aggregate Class Note Balance of the Adjustable Rate Notes. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Interest Period.

                  "Reference Banks": Three major banks that are engaged in the London interbank market, selected by the Seller after consultation with the Securities Administrator.

                  "Registered Holder": The Person in whose name a Note is registered in the Note Register on the applicable Record Date.

                  "Regulation S": Regulation S promulgated under the Securities Act or any successor provision thereto, in each case as the same may be amended from time to time; and all references to any rule, section or subsection of, or definition or term contained in, Regulation S means such rule, section, subsection, definition or term, as the case may be, or any successor thereto, in each case as the same may be amended from time to time.

                  "Regulation S Global Security": The meaning specified in
Section 4.06(b).

                  "Restricted Global Security": The meaning specified in Section 4.06(b).

                  "Related Documents": With respect to each Mortgage Loan, the documents specified in Section 2.1(b) of the Mortgage Loan Sale and Contribution Agreement and any documents required to be added to such documents pursuant to the Mortgage Loan Sale and Contribution Agreement, the Trust Agreement, Indenture or the Servicing Agreement.

                  "Released Mortgaged Property Proceeds": As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Mortgagor in accordance with applicable law and mortgage servicing standards the Servicer would use in servicing mortgage loans for its own account and the Servicing Agreement.

                  "REO Property": A Mortgaged Property that is acquired by the Servicer or the Master Servicer on behalf of the Trust in foreclosure or by deed in lieu of foreclosure.

                  "Required Overcollateralization Amount": With respect to any Payment Date (a) prior to the Stepdown Date, the product of (x) 2.85% and (y) the Cut-Off Date Pool Balance and (b) on and after the Stepdown Date, the greater of (1) the lesser of (x) the product of 2.85% and the Cut-Off Date Pool Balance and (y) the product of 5.70% and the Pool Balance as of the end of the related Due Period and (2) the OC Floor.

                  Notwithstanding the foregoing, on each Payment Date during the continuance of (a) a Delinquency Event (whether or not a Cumulative Loss Event is continuing), the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the immediately preceding Payment Date or (b) a Cumulative Loss Event (and a Delinquency Event is not then continuing), the Required Overcollateralization Amount will equal the lesser of
(x) the Required Overcollateralization Amount in effect as of the immediately preceding Payment Date and (y) the product of 11.40% and the Pool Balance as of the end of the related Due Period; but the Required Overcollateralization Amount will never be less than the OC Floor.

                  "Residential Dwelling": A one- to five-family dwelling, a five- to eight-family dwelling, a mixed use property, a unit in a planned unit development, a unit in a condominium development, a townhouse, a unit in a cooperative or a mobile home treated as real property under local law.

                  "Responsible Officer": When used with respect to the Securities Administrator, any officer assigned to the corporate trust group (or any successor thereto), including any executive vice president, senior vice president, first vice president, vice president, assistant vice president, controller, assistant controller, trust officer, any assistant secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement. When used with respect to the Indenture Trustee, any officer in the Corporate Trust Office with direct responsibility for the administration of the Basic Documents. When used with respect to the Depositor, the Seller, the Master Servicer or Servicer, the President or any Vice President, Assistant Vice President or any Secretary or Assistant Secretary.

                  "Rule 144A": Rule 144A under the 1933 Act.

                  "SAIF": The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or, if at any time after the execution of this Agreement the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

                  "Securities Administrator": Wells Fargo Bank, N.A., a national banking association or any successor thereto or any successor hereunder.

                  "Securities Administrator Information": As defined in Section
3.13 of the Servicing Agreement.

                  "Security Agreement": With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note, which defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

                  "Seller":  Renaissance REIT Investment Corp.

                  "Senior Note": Any Class AV or Class AF Note.

                  "Senior Noteholder":  The Holder of a Senior Note.

                  "Senior Enhancement Percentage": As to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate Class Note Balances of the Mezzanine Notes and (ii) the Overcollateralization Amount (in each case, on the prior Payment Date) and the denominator of which is the Pool Balance as of the last day of the prior Due Period.

                  "Senior Principal Payment Amount": With respect to (a) any Payment Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (1) 100% of the Principal Payment Amount and
(2) the aggregate Class Note Balance of the Senior Notes immediately prior to such Payment Date, and (b) any other Payment Date, an amount equal to the lesser of (1) the Principal Payment Amount and (2) the excess, if any, of (x) the aggregate Class Note Balance of the Senior Notes immediately prior to the applicable Payment Date over (y) the lesser of (A) 69.20% of the Pool Balance as of the last day of the related Due Period minus the Subordination Required Overcollateralization Amount for such Payment Date and (B) the Pool Balance as of the last day of the related Due Period minus the OC Floor.

                  "Servicer": Ocwen Federal Bank FSB, a federally chartered savings bank or any successor thereto or any successor hereunder.

                  "Servicer Event of Default": As defined in Section 6.01 of the Servicing Agreement.

                  "Servicer Information": As defined in Section 3.13 of the Servicing Agreement.

                  "Servicer Reimbursement Amount": As defined in Section 3.20 of the Servicing Agreement.

                  "Servicer Termination Test": The Servicer Termination Test is failed if either (x) Cumulative Net Losses for the Mortgage Loans exceed 5.10% of the aggregate Original Class Note Balance of the Offered Notes or (y) the most recent Three Month 90-Day Delinquency Rate exceeds 30%.

                  "Servicing Advances": All reasonable and customary "out of pocket" costs and expenses incurred prior to, on or after the Cut-Off Date in the performance by the Servicer of its servicing obligations under the Servicing Agreement, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures and any litigation related to a Mortgage Loan, (iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Section 3.04, 3.06 or 3.19 of the Servicing Agreement, (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 3.17 of the Servicing Agreement, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Sections 3.03(ii) and (vi) and 3.06 of the Servicing Agreement and (vi) correcting any outstanding title issues (i.e., any lien or encumbrance on the Mortgaged Property that prevents the effective enforcement of the intended lien position) not customarily processed internally by servicers in the servicing industry reasonably necessary for the Servicer to perform its obligations under the Servicing Agreement.

                  "Servicing Agreement": The Servicing Agreement dated as of March 31, 2005, among the Master Servicer, the Servicer, the Issuer, the Indenture Trustee and the Securities Administrator.

                  "Servicing Certificate": A certificate completed and executed by a Servicing Officer on behalf of the Servicer.

                  "Servicing Compensation": The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 3.08 of the Servicing Agreement.

                  "Servicing Fee": As to each Payment Date and each Mortgage Loan, the monthly fee payable to the Servicer, which is calculated as an amount equal to the product of one-twelfth of the Servicing Fee Rate and the Principal Balance thereof at the beginning of the related Due Period.

                  "Servicing Fee Rate":  For any Payment Date, 0.50% per annum.

                  "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee, the Master Servicer and the Securities Administrator by the Servicer, as such list may be amended from time to time.

                  "Servicing Rights Owner": The Servicer or an Affiliate of the Servicer that has acquired or may acquire ownership of the servicing rights associated with the servicing rights and obligations under the Servicing Agreement.

                  "Servicing Rights Pledgee": As defined in Section 5.04 of the Servicing Agreement.

                  "Servicing Transfer Costs": All reasonable costs and expenses incurred by the Successor Servicer or the Successor Master Servicer in connection with the transfer of servicing from a predecessor Servicer or the transfer of master servicing from the predecessor Master Servicer, as applicable, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all electronic servicing data and the completion, correction or manipulation of such electronic servicing data as may be required by the successor to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor to service or master service, as applicable, the Mortgage Loans properly and effectively.

                  "Sixty Day Delinquency Rate": As to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Balance of (a) Mortgage Loans that are 60 or more days delinquent, (b) Mortgage Loans that are 60 or more days delinquent and in bankruptcy or foreclosure and (c) all REO Property, in each case, as of the last day of the preceding month, and the denominator of which is the Pool Balance as of the last day of the related Due Period.

                  "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

                  "Statutory Trust Statute": Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.ss.3801 et seq., as the same may be amended from time to time.

                  "Stepdown Date": The earlier to occur of (x) the first Payment Date after the Payment Date on which the aggregate Class Note Balance of the Senior Notes is reduced to zero and (y) the later to occur of (A) the Payment Date in April 2008 and (B) the first Payment Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the mortgage loans, but prior to payment of the Principal Payment Amount to the Offered Notes then entitled to payments of principal on such Payment Date), is at least equal to 36.50%.

                  "Subordination Deficiency": As to any Payment Date, the excess, if any, of (i) the Required Overcollateralization Amount for such Payment Date over (ii) the Overcollateralization Amount for such Payment Date after giving effect to the payment of the Aggregate Principal Amount on such Payment Date.

                  "Subordination Increase Amount": As to any Payment Date, the lesser of (i) the Subordination Deficiency and (ii) the Excess Interest.

                  "Subordination Required Overcollateralization Amount": As to any Payment Date on which a Delinquency Event does not exist, the Required Overcollateralization Amount without giving effect to the OC Floor calculation. As to any other Payment Date, the Required Overcollateralization Amount.

                  "Subservicer": Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in
Section 3.01(b) of the Servicing Agreement in respect of the qualification of a Subservicer.

                  "Subservicing Agreement": Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 3.01(b) of the Servicing Agreement, a copy of which shall be delivered, along with any modifications thereto, to the Indenture Trustee, the Master Servicer and the Securities Administrator.



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

                  "Substitution Adjustment": As to any date on which a substitution occurs pursuant to Section 3.2 of the Mortgage Loan Sale and Contribution Agreement, the sum of (a) the excess of (i) the aggregate Principal Balances of all Defective Mortgage Loans to be replaced by Eligible Substitute Mortgage Loans (after application of principal payments received on or before the date of substitution of any Eligible Substitute Mortgage Loans as of the date of substitution) over (ii) the Principal Balance of such Eligible Substitute Mortgage Loans and (b) the greater of (x) accrued and unpaid interest on such excess through the Due Period relating to the Payment Date for which such Substitution Adjustment will be included as part of Available Funds and (y) thirty (30) days' interest on such excess calculated on a 360-day year in each case at the Loan Rate and (c) the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Defective Mortgage Loan and (d) the amount referred to in clause (iv) of the definition of Purchase Price in respect of such Defective Mortgage Loan.

                  "Successor Servicer": As defined in Section 6.02 of the Servicing Agreement.

                  "Successor Master Servicer": As defined in Section 6.04 of the Servicing Agreement.

                  "Three Month Delinquency Rate": As to any Payment Date the arithmetic average of the Sixty Day Delinquency Rates for the three Payment Dates preceding such Payment Date.

                  "Three Month 90-Day Delinquency Rate": As to any Payment Date, the arithmetic average of the Ninety Day Delinquency Rates for the three Payment Dates preceding such Payment Date.

                  "Trust":  The Renaissance Home Equity Loan Trust 2005-1.

                  "Trust Agreement": The Trust Agreement, dated as of March 1, 2005, between the Owner Trustee and the Depositor together with the Amended and Restated Trust Agreement dated as of March 31, 2005, among the Owner Trustee, the Depositor and Wells Fargo Bank, N.a., as Certificate Registrar and Certificate Paying Agent, relating to the Trust.

                  "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

                  "UCC": The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

                  "Underwriters": Citigroup Global Markets, Inc., Friedman, Billings, Ramsey & Co. Inc. and Greenwich Capital Markets Inc., or their successors.


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